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                                                   FILED PURSUANT TO RULE 497(h)
                                                   REGISTRATION NO. 333-113551

PROSPECTUS

[WESTERN ASSET LOGO]

[CLAYMORE(R) LOGO]

                                  $410,000,000

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                           PROTECTED SECURITIES FUND 2

                TAXABLE AUCTION MARKET PREFERRED SHARES ("AMPS")
                             3,280 SHARES, SERIES M
                             3,280 SHARES, SERIES T
                             3,280 SHARES, SERIES W
                             3,280 SHARES, SERIES TH
                             3,280 SHARES, SERIES F

                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                                   ----------
     INVESTMENT OBJECTIVES. Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

     THE OFFERING. The Fund is simultaneously offering 3,280 Series M Taxable Auction Market Preferred Shares ("Series M AMPS"), 3,280 Series T Taxable Auction Market Preferred Shares ("Series T AMPS"), 3,280 Series W Taxable Auction Market Preferred Shares ("Series W AMPS"), 3,280 Series TH Taxable Auction Market Preferred Shares ("Series TH AMPS") and 3,280 Series F Taxable Auction Market Preferred Shares ("Series F AMPS"). These shares are referred to together in this prospectus as "AMPS." The AMPS will not be listed on any exchange. Generally, investors may only buy and sell the AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent, or in a secondary market that certain broker-dealers may maintain. These broker-dealers are not required to maintain a market in the AMPS, and a secondary market, if one develops, may not provide investors with liquidity.

                                            (CONTINUED ON FOLLOWING PAGE)

     INVESTING IN THE AMPS INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 29 OF THIS PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE AMPS IS $25,000.

                                   ----------

                                                    PER SHARE         TOTAL
                                                 --------------  --------------
     Public offering price                       $       25,000  $  410,000,000
     Sales load                                  $          250  $    4,100,000
     Proceeds, before expenses, to the Fund (1)  $       24,750  $  405,900,000

     (1) Not including offering expenses payable by the Fund estimated to be $501,947

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The Underwriters are offering the AMPS subject to various conditions. The Underwriters expect to deliver the AMPS, in book-entry form, through the facilities of The Depository Trust Company on or about May 7, 2004.

                                   ----------

MERRILL LYNCH & CO.

                             LEGG MASON WOOD WALKER
                                  INCORPORATED

                                                                   A.G. EDWARDS

                  The date of this prospectus is May 5, 2004.

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     PORTFOLIO CONTENTS. Under normal market conditions, the Fund will invest at least 80% of its total managed assets in U.S. Treasury Inflation Protected Securities ("U.S. TIPS"). U.S. TIPS are fixed income securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (the "CPI-U")). The Fund may also invest up to 20% of its total managed assets in other securities and instruments, including securities and instruments of issuers located in developing or "emerging market" countries. The Fund intends to limit its investments to U.S. dollar-denominated securities and instruments. The Fund may invest up to 20% of its total managed assets in bonds that are below investment grade quality at the time of purchase. Investment grade quality bonds are bonds rated within a rating agency's four highest grades (Baa or BBB or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Group ("S&P") or Fitch Ratings ("Fitch") or a similar rating of another nationally recognized rating agency) or bonds that are unrated but judged to be of comparable quality by the Fund's investment manager. Bonds of below investment grade quality (commonly referred to as "junk bonds") are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The Fund may enter into short sales, use reverse repurchase agreements and dollar rolls, and engage in other types of transactions, including derivative transactions (such as options, futures contracts and swaps), for risk management purposes or as part of its investment strategies. The Fund currently expects that the average effective duration of its portfolio will range between zero and 15 years, although this target duration may change from time to time. "Total managed assets" means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). There can be no assurance that the Fund will achieve its investment objectives.

     INVESTMENT ADVISOR AND INVESTMENT MANAGER. Claymore Advisors, LLC will act as investment advisor to the Fund. Western Asset Management Company, the Fund's investment manager, will be responsible for furnishing a continuous investment program for the Fund and making investment decisions with respect to the Fund's assets. See "Management of the Fund."

     You should read this prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information dated May 5, 2004, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of the prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 61 of this prospectus. You may request a free copy of the Statement of Additional Information by calling 1-800-345-7999 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

     The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     Investors in AMPS will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the AMPS. The dividend rate for the initial dividend period will be 1.17% for Series M AMPS, 1.18% for Series T AMPS, 1.17% for Series W AMPS, 1.18% for Series TH AMPS and 1.17% for Series F AMPS. The initial dividend period for the AMPS is from the date of issuance through May 17, 2004 for Series M AMPS, June 8, 2004 for Series T AMPS, May 19, 2004 for Series W AMPS, June 24, 2004 for Series TH AMPS, and May 23, 2004 for Series F AMPS. For subsequent dividend periods, the AMPS will pay dividends based on a rate generally set at auctions held every seven days for Series M AMPS, Series W AMPS and Series F AMPS, and every 28 days for Series T AMPS and Series TH AMPS. Generally, investors may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus. Prospective purchasers should carefully review the auction procedures described in this prospectus, and should note:

     - a buy order (called a "bid") or sell order is a commitment to buy or sell AMPS based on the results of an auction; and

     - purchases and sales will be settled on the next business day after the auction.

     The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The AMPS also have priority over the Fund's common shares of beneficial interest, no par value ("common shares"), as to distribution of assets as described in this prospectus. See "Description of AMPS." The Fund may redeem AMPS as described under "Description of AMPS--Redemption."

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     The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers, and the trading price will be subject to variables to be determined at the time of the trade by such broker-dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the AMPS, and an investor that sells AMPS between auctions may receive a price per share of less than $25,000.

     The AMPS will be senior to the Fund's outstanding common shares. The Fund's common shares are traded on the New York Stock Exchange under the symbol "WIW." It is a condition of closing this offering that the AMPS be offered with a rating of "Aaa" from Moody's and of "AAA" from Fitch.

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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary                                                            6
Financial Highlights (Unaudited)                                             19
The Fund                                                                     20
Use of Proceeds                                                              20
Capitalization                                                               21
Portfolio Composition                                                        21
The Fund's Objectives, Strategies and Investments                            22
Risks                                                                        29
How the Fund Manages Risk                                                    36
Management of the Fund                                                       38
Description of AMPS                                                          40
The Auction                                                                  48
Net Asset Value                                                              52
Description of Capital Structure                                             52
Anti-Takeover and Other Provisions in the Declaration of Trust               54
Repurchase of Fund Shares; Conversion to Open-End Fund                       55
Tax Matters                                                                  56
Underwriting                                                                 59
Custodian and Transfer Agent; Auction Agent                                  60
Legal Matters                                                                60
Available Information                                                        60
Table of Contents for the Statement of Additional Information                61

                                   ----------

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS. THE FUND'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE. THE FUND WILL AMEND OR SUPPLEMENT THIS PROSPECTUS TO REFLECT MATERIAL CHANGES TO THE INFORMATION CONTAINED IN THIS PROSPECTUS TO THE EXTENT REQUIRED BY APPLICABLE LAW.

                                        4
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                 (This page has been left blank intentionally.)

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                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should consider before investing in the AMPS. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information.

THE FUND                                Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 is a
                                        recently organized, diversified, closed-end management investment company.
                                        Throughout this prospectus, Western Asset/Claymore U.S. Treasury Inflation
                                        Protected Securities Fund 2 is referred to simply as the "Fund." The Fund commenced investment operations on February 27, 2004, upon the closing of an initial public offering of 53,350,000 common shares. As of April 16, 2004, the
                                        Fund had 61,081,981 common shares outstanding and total managed assets of
                                        $1,364,939,666.20. The Fund's common shares are traded on the New York Stock
                                        Exchange under the symbol "WIW." See "The Fund." The Fund's principal office is located at 385 East Colorado Boulevard, Pasadena, California 91101, and its
                                        telephone number is (626) 844-9400.

THE OFFERING                            The Fund is offering 3,280 Series M AMPS, no par value, 3,280 Series T AMPS, no par value, 3,280 Series W AMPS, no par value, 3,280 Series TH AMPS, no par value and 3,280 Series F AMPS, no par value, each at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the AMPS. The AMPS are offered through Merrill Lynch, Pierce, Fenner &
                                        Smith Incorporated ("Merrill Lynch"), Legg Mason Wood Walker, Incorporated and
                                        A.G. Edwards & Sons, Inc. (together, the "Underwriters").

                                        The AMPS entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods of the AMPS. In general, except as described under "--Dividends on AMPS" below and "Description of AMPS--Dividends and Rate Periods," the dividend period for the Series M AMPS, the Series W AMPS and the Series F AMPS will be seven days, and the dividend period for the Series
                                        T AMPS and the Series TH AMPS will be 28 days. The auction agent will determine the dividend rate for a particular rate period by an auction conducted on the business day immediately prior to the start of that rate period. See "The
                                        Auction."

                                        The AMPS are not listed on an exchange. Instead, investors will generally buy or sell AMPS in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent.

                                        Generally, investors in AMPS will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust
                                        Company or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of AMPS in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of AMPS.

INVESTMENT ADVISOR AND                  Claymore Advisors, LLC (the "Investment Advisor") serves as the investment
INVESTMENT MANAGER                      advisor to the Fund. Subject to supervision by the Board of Trustees of the Fund
                                        (the "Board of Trustees"), the Investment Advisor is responsible for managing, either directly or through others selected by it,

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
                                        the investment activities of the Fund and certain of the Fund's business affairs and other administrative matters. The Fund will pay the Investment Advisor an annual fee, payable monthly, in an amount equal to .60% of the Fund's average weekly assets. See "Management of the Fund--Investment Advisor and Investment
                                        Manager" for more information about how this fee is calculated. The Investment
                                        Advisor has delegated to Western Asset Management Company ("Western Asset"), as
                                        investment manager to the Fund, the responsibility for furnishing a continuous investment program for the Fund and making investment decisions with respect to the Fund's assets. The Investment Advisor will pay a portion of the fees it receives from the Fund to Western Asset in return for Western Asset's services as investment manager at an annual rate of .27% of the Fund's average weekly assets.

INVESTMENT OBJECTIVES                   The Fund's primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective. No assurance can be given that the Fund will achieve its investment objectives.

INVESTMENT POLICIES                     Under normal market conditions, the Fund will invest at least 80% of its total managed assets in U.S. TIPS. U.S. TIPS are fixed income securities issued by the
                                        U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted CPI-U). The Fund may also invest up to 20% of its total managed assets in other securities and instruments, including securities and instruments of issuers located in developing or "emerging market" countries. The
                                        Fund intends to limit its investments to U.S. dollar-denominated securities and instruments. The Fund may invest up to 20% of its total managed assets in bonds that are below investment grade quality at the time of purchase. Investment grade quality bonds are bonds rated within a rating agency's four highest grades
                                        (Baa or BBB or higher by Moody's, S&P or Fitch or a similar rating of another nationally recognized rating agency) or bonds that are unrated but judged to be of comparable quality by Western Asset. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The Fund may enter into short sales, use reverse repurchase agreements and dollar rolls, and engage in other types of transactions, including derivative transactions (such as options, futures contracts and swaps), for risk management purposes or as part of its investment strategies. The Fund currently expects that the average effective duration of its portfolio will range between zero and 15 years, although this target duration may change from time to time. See "The Fund's
                                        Objectives, Strategies and Investments."

LEVERAGE                                The Fund anticipates that, immediately after completion of the offering of AMPS, the AMPS will represent approximately 33% of the Fund's total managed assets.
                                        The Fund entered into reverse repurchase agreements and/or dollar roll transactions for leveraging purposes as a substitute for all or a portion of the
                                        AMPS offered hereunder during the period prior to their issuance and will continue to enter into such transactions following the issuance of the AMPS.
                                        The precise amount of leverage used by the

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
                                        Fund may vary from time to time, but the AMPS, together with other forms of leverage (including reverse repurchase agreements and dollar roll transactions), will not exceed 38% of its total managed assets. "Total managed assets" means the total assets of the Fund (including any assets attributable to leverage)
                                        minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "total managed assets," the liquidation preference of any preferred shares outstanding is not considered a liability.

                                        Although the Fund may in the future offer other preferred shares, the Fund does not currently intend to offer preferred shares other than the AMPS offered in this prospectus. In addition to the forms of leverage described above, the Fund currently expects to use short sales, futures contracts, options, credit default swaps, and/or other transactions that may in certain circumstances be considered leverage. To the extent that the Fund covers its obligations under such transactions by the segregation of liquid assets, by entering into offsetting transactions, or by owning positions covering its obligations, such transactions will not be considered leverage for purposes of the Fund's policy on the amount of leverage it may incur. However, these transactions, even if covered, represent a form of economic leverage (although they will not be considered
                                        "leverage" for purposes of calculating total managed assets) and will involve special risks. Although the Fund does not currently intend to borrow from banks or other financial institutions or issue commercial paper in order to leverage its portfolio, it may do so in the future. Bank borrowings and outstanding commercial paper will be included when calculating the amount of the Fund's outstanding leverage.

                                        The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to holders of the Fund's common shares ("Common
                                        Shareholders") over time. Use of financial leverage creates an opportunity for increased income for Common Shareholders, but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of dividends on the common shares and of the net asset value and market price of the common shares), and there can be no assurance that the Fund's use of leverage will be successful. The Fund may redeem all or part of the outstanding
                                        AMPS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to Common Shareholders for any significant period of time than that obtainable if the common shares were unleveraged.

                                        Because the fees received by the Investment Advisor and Western Asset are based on the average weekly assets of the Fund (including assets represented by the
                                        AMPS and other leverage), the Investment Advisor and Western Asset have a financial incentive for the Fund to issue the AMPS and incur other leverage. See
                                        "Risks--General Risks of Investing in the Fund--Leverage Risk."

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
SPECIAL RISK CONSIDERATIONS             RISKS OF INVESTING IN THE AMPS. Before investing in the AMPS, you should consider certain risks carefully. The primary risks of investing in AMPS are:

                                          -    the Fund will generally not be permitted to declare dividends or other distributions with respect to your AMPS or redeem your AMPS unless the
                                               Fund meets certain asset coverage requirements, as discussed in
                                               "Description of AMPS--Rating Agency Guidelines and Asset Coverage";

                                          -    if an auction fails, you may not be able to sell some or all of your
                                               AMPS;

                                          -    because of the nature of the market for the AMPS, you may receive less than the price you paid for your AMPS if you sell them outside of the auction, especially when market interest rates are rising;

                                          -    a rating agency could downgrade the rating assigned to the AMPS, which could affect the liquidity of your investment;

                                          -    the Fund may be forced to redeem your AMPS to meet regulatory or rating agency requirements, and may voluntarily redeem your shares in certain circumstances at the Fund's option;

                                          -    in certain circumstances the Fund may not earn sufficient income from its investments to pay dividends on the AMPS (for more information concerning such circumstances, see the risks described in this subsection,
                                               "Risks--Risks of Investing in the AMPS--Interest Rate Risk" and
                                               "Risks--General Risks of Investing in the Fund");

                                          -    if interest rates rise, the value of the Fund's investment portfolio may decline, reducing the asset coverage for the AMPS; and

                                          -    if an issuer of a bond in which the Fund invests experiences financial difficulties or defaults, or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio, which will make it more difficult for the Fund to pay dividends on the
                                               AMPS and will reduce asset coverage for the AMPS.

                                        In addition to the risks described above, certain general risks relating to an investment in the Fund may under certain circumstances reduce the Fund's ability to pay dividends and meet its asset coverage requirements on the AMPS. These risks include:

                                        LIMITED OPERATING HISTORY. The Fund is a recently organized, diversified, closed-end management investment company that has been operational for fewer than three months.

                                        INTEREST RATE RISK. Interest rate risk is the risk that the bonds in the Fund's portfolio (including U.S. TIPS) will decline in value because of increases in market interest rates. The prices of longer-term bonds generally fluctuate more than prices of shorter-term bonds as interest rates change. Because the Fund will invest primarily in intermediate- to longer-term bonds, the Fund's net asset value will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in

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
                                        shorter-term bonds. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. The Fund's use of leverage, as described below, will increase interest rate risk. See "Risks--General Risks of Investing in the
                                        Fund--Leverage Risk."

                                        RISKS RELATING TO U.S. TIPS. The value of inflation-protected securities such as
                                        U.S. TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of U.S. TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of U.S. TIPS. Although the principal value of U.S. TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds
                                        U.S. TIPS, the Fund may earn less on the securities than on conventional bonds.
                                        Any increase in principal value of U.S. TIPS caused by an increase in the CPI-U is taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Internal Revenue Code of 1986, as amended (the "Code"). See
                                        "Tax Matters."

                                        If real interest rates rise (i.e., if interest rates rise due to reasons other than inflation), the value of the U.S. TIPS in the Fund's portfolio will decline. In addition, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

                                        The daily adjustment of the principal value of U.S. TIPS is currently tied to the non-seasonally adjusted CPI-U, which is calculated monthly by the U.S.
                                        Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
                                        Its calculation includes a three-month lag. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services.

                                        The U.S. Treasury only began issuing inflation-protected securities in 1997, and the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets as a result. The U.S. Treasury currently issues U.S. TIPS in only ten-year maturities, although U.S. TIPS with different maturities have been issued in the past and may be issued in the future.

                                        CREDIT RISK. Credit risk is the risk that one or more bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status.

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
                                        The Fund may invest up to 20% of its total managed assets in bonds that are not, at the time of investment, investment grade quality. Investment grade bonds are bonds rated within a rating agency's four highest grades (Baa/BBB or higher by
                                        Moody's, S&P or Fitch or a similar rating of another nationally recognized rating agency) or bonds that are unrated but judged to be of comparable quality by Western Asset. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Bonds of below investment grade quality (commonly referred to as "junk bonds") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.
                                        Bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies. Lower grade bonds tend to be less liquid than investment grade bonds, and investments in lower grade bonds will expose the Fund to greater risks than if the Fund owned only higher grade securities.

                                        LOWER GRADE AND UNRATED SECURITIES RISK. The Fund may invest up to 20% of its total managed assets in bonds that are not, at the time of investment, investment grade quality. Lower grade securities, or equivalent unrated securities, typically entail greater potential price volatility and may be less liquid than higher-rated securities. Lower grade securities are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Unrated securities may be less liquid than comparable rated securities and involve the risk that Western Asset may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of lower grade securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund holds lower grade and/or unrated securities, the Fund's success in achieving its investment objectives may depend more heavily on Western Asset's credit analysis than if the Fund held exclusively higher-quality and rated securities.

                                        LEVERAGE RISK. The Fund is offering the AMPS in order to purchase additional assets for investment purposes. This practice is known as "leverage." Leverage risk includes the risk associated with the issuance of AMPS to leverage the
                                        Fund's common shares. The Fund intends to use other instruments that may be considered leverage under certain circumstances, including reverse repurchase agreements, credit default swaps, dollar rolls and other investment techniques, each of which (to the extent that it is considered leverage) will amplify the effects of leverage on the Fund's portfolio. Counterparties on these instruments may have a claim to the Fund's assets that is prior to the claim of the holders of AMPS.

                                        If the dividend rate on the AMPS and interest rates on other forms of leverage, as reset periodically, exceed the net rate of return on the Fund's portfolio, the use of leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and to meet its asset coverage requirements on the AMPS will be reduced.

                                        ISSUER RISK. The value of a corporate debt instrument may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

                                        SMALLER COMPANY RISK. The general risks associated with corporate debt obligations are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or may depend on a few key employees. As a result, they may be subject to greater levels of credit, interest rate and issuer risk. Securities of smaller companies may trade less frequently and in less volume than more widely held securities, and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

                                        COUNTRY RISK. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. For example, the value of those investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Settlement procedures outside the U.S. may also involve additional risks.

                                        EMERGING MARKETS RISK. Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S. issuers, as described above, but to a heightened degree.
                                        These types of investments can include "Brady Bonds" (bonds issued as a result of a debt restructuring plan), Eurobonds, domestic and international bonds issued under the laws of a developing country, emerging market loans, and other debt instruments. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Because the Fund may invest up to 20% of its total managed assets in securities or instruments of emerging market issuers, investors should be able to tolerate sudden and sometimes substantial fluctuations in the value of the
                                        Fund's investments.

                                        MORTGAGE-RELATED SECURITIES RISK. The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities, stripped mortgage-backed securities (including interest-only securities ("IOs") and principal-only securities ("POs")) and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-related securities are subject to prepayment risk, as discussed below.
                                        Also, a rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than

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
                                        anticipated prepayments of principal, the Fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The Fund's investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

                                        PREPAYMENT RISK. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates decline. Accordingly, holders of securities that may be called or prepaid may not benefit fully from the increase in value that other fixed income securities experience when rates decline.
                                        Furthermore, the Fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

                                        REINVESTMENT RISK. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund reinvests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate.

                                        DERIVATIVES RISK. The Fund may invest in a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts and swaps. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as interest rate risk, leverage risk and management risk. The
                                        Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract, the
                                        Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Derivative transactions also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the
                                        Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that these transactions will be successful. The value of the derivatives in the Fund's portfolio will not exceed 20% of the
                                        Fund's total managed assets.

                                        INFLATION/DEFLATION RISK. Inflation risk is the risk that the Fund's assets or income from the Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the AMPS and distributions could decline. Inflation risk is expected to be greater with respect to the Fund's investments in securities or instruments other than U.S.
                                        TIPS. Deflation risk is the risk that prices throughout the economy may decline over time--the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio. Because the principal amounts of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in such securities.

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
                                        TURNOVER RISK. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies, under certain market conditions the Fund's turnover rate may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above
                                        100%, are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of taxable capital gains.

                                        MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The
                                        Investment Advisor is newly organized and does not have significant previous experience as an investment advisor to an investment company, although an affiliate of the Investment Advisor acts as servicing agent to various investment companies.

                                        ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust (as
                                        amended and restated, the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund, convert the Fund to open-end status or change the composition of the Board of Trustees.

                                        MARKET DISRUPTION AND GEOPOLITICAL RISKS. The aftermath of the war with Iraq and the continuing occupation of the country by coalition forces are likely to have a substantial impact on the U.S. and world economies and securities markets. The duration and nature of the occupation and the potential costs of rebuilding the
                                        Iraqi infrastructure and political systems cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on
                                        September 11, 2001 closed some of the U.S. securities markets for a four-day period, and the occurrence of similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the AMPS.

                                        CERTAIN AFFILIATIONS. Certain broker-dealers may be considered to be affiliated persons of the Fund, the Investment Advisor and/or Western Asset. Absent an
                                        exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker or to utilize affiliated brokers for agency transactions is subject to regulatory and other restrictions. This

                                        could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

TRADING MARKET                          The AMPS will not be listed on a stock exchange. Instead, you may buy or sell
                                        AMPS at a periodic auction by submitting orders to a broker-dealer that has entered into a separate agreement with the auction agent (a "Broker-Dealer") or to a broker-dealer that has entered into an agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a separate secondary trading market in AMPS, but may discontinue this activity at any time. You may transfer shares outside of auctions only to or through a
                                        Broker-Dealer, a broker-dealer that has entered into a separate agreement with a
                                        Broker-Dealer, or other persons as the Fund permits. There can be no assurance that a secondary trading market for the AMPS will develop, or if it does develop, that it will provide holders of AMPS with liquidity of investment. See
                                        "The Auction."

RATINGS                                 The Fund will issue the AMPS only if the AMPS have received a credit quality rating of "Aaa" from Moody's and of "AAA" from Fitch.

DIVIDENDS ON AMPS                       The table below shows the dividend rates, the dates of accumulation at such rates, the dividend payment dates and the number of days for the initial rate periods on each series of AMPS offered in this prospectus, as well as the subsequent dividend payment date for each series. For subsequent dividend periods, AMPS will pay dividends based on a rate set at auctions normally held every seven days in the case of Series M AMPS, Series W AMPS and Series F AMPS, and every 28 days in the case of Series T AMPS and Series TH AMPS. In most instances, dividends are payable on the first business day following the end of the rate period. The rate set at auction will not exceed the maximum applicable rate. See "Description of AMPS--Dividends and Rate Periods."

                                        Dividends on AMPS will be cumulative from the date the shares are first issued and will be paid out of legally available funds.

                                                                                    DIVIDEND       SUBSEQUENT      NUMBER OF
                                                       INITIAL       DATE OF      PAYMENT DATE      DIVIDEND        DAYS IN
                                                      DIVIDEND    ACCUMULATION     FOR INITIAL       PAYMENT     INITIAL RATE
                                          AMPS          RATE    AT INITIAL RATE*  RATE PERIOD*         DAY          PERIOD
                                          ----        --------  ----------------  ------------    ------------   ------------
                                        Series M         1.17%        May 7          May 18       Every 7 days        11
                                        Series T         1.18%        May 7          June 9       Every 28 days       33
                                        Series W         1.17%        May 7          May 20       Every 7 days        13
                                        Series TH        1.18%        May 7          June 25      Every 28 days       49
                                        Series F         1.17%        May 7          May 24       Every 7 days        17

---------------

                                        * Dates as of 2004.

                                        Notwithstanding the schedule above, the Fund may, subject to certain conditions, designate special rate periods of more than seven days for the Series M AMPS,
                                        Series W AMPS and Series F AMPS, and other than 28 days for the Series T AMPS and Series TH AMPS. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends and any amounts due with respect to mandatory redemptions or optional redemptions must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the AMPS. The Fund may establish one or more dividend payment dates in respect of a special rate period. The dividend payment date or dates for a special rate period will be set out in the notice designating the special rate period.

                                        The Fund currently expects to declare a special rate period under circumstances in which it has the opportunity to secure an advantageous dividend rate on the
                                        AMPS, although it may choose not to do so. These circumstances could include, among others, (i) if Western Asset believes that interest rates will rise more than market expectations over a particular period or (ii) if long-term interest and dividend rates are lower than short-term interest and dividend rates for a particular period. Depending on market conditions, the Fund intends to declare a special rate period with respect to Series M AMPS, Series W AMPS and Series F
                                        AMPS shortly after the issuance of the AMPS. The length of such special rate period will be determined based on factors including but not limited to interest rate levels at such time.

                                        The Fund's declaration of a special rate period may affect the liquidity of your investment. A special rate period would typically be longer than a regular rate period, and you would be unable to sell AMPS in an auction for a corresponding longer period of time. If you sell your AMPS between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen. The risks described in this paragraph will become greater as the length of the special rate period increases.

DETERMINATION OF MAXIMUM
APPLICABLE RATE                         The applicable dividend rate for any rate period for a series of AMPS will not exceed the maximum applicable rate (calculated as described below) attributable to such shares. The maximum applicable rate for each series of AMPS will depend on the credit rating assigned to such shares and on the duration of the rate period. The maximum applicable rate will be the higher of the applicable percentage of the reference rate or the applicable spread plus the reference rate. The reference rate is the applicable LIBOR Rate (for a rate period of fewer than 365 days) or the applicable Treasury Rate Index (for a rate period of
                                        365 days or more). The applicable percentage or applicable spread as so determined is further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that any such adjustment does not impair the rating of the AMPS and that immediately following any such adjustment the Fund could meet the Preferred
                                        Shares Basic Maintenance Amount test (as described in

                                        "Description of AMPS--Rating Agency Guidelines and Asset Coverage"). The
                                        applicable percentage and spread is as follows:

                                          MOODY'S             FITCH'S         APPLICABLE
                                        CREDIT RATING      CREDIT RATING      PERCENTAGE       APPLICABLE SPREAD
                                        -------------      -------------      ----------       -----------------
                                            Aaa                 AAA              125%               125 bps
                                         Aa3 to Aa1         AA- to AA+           150%               150 bps
                                          A3 to A1           A- to A+            200%               200 bps
                                         Baa3 to Baa1      BBB- to BBB+          250%               250 bps
                                          Below Baa3        Below BBB-           300%               300 bps

                                        There is no minimum applicable rate in respect of any rate period. See
                                        "Description of AMPS--Dividends and Rate Periods."

LIQUIDATION PREFERENCE                  The liquidation preference (that is, the amount the Fund must pay to holders of
                                        AMPS if the Fund is liquidated) for AMPS will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared.

ASSET MAINTENANCE                       Under revised Article Twelve set forth in the Fund's Amended and Restated Bylaws
                                        (the "Amended and Restated Bylaws"), attached as Appendix D to the Statement of
                                        Additional Information, which establishes and fixes the rights and preferences of each series of AMPS, the Fund must maintain:

                                          -    asset coverage on the AMPS as required by the rating agency or agencies rating the AMPS; and

                                          -    asset coverage of at least 200% with respect to senior securities that are stock, including the AMPS, as discussed in "Description of
                                               AMPS--Rating Agency Guidelines and Asset Coverage."

                                        In the event that the Fund does not maintain (or cure a failure to maintain)
                                        these coverage tests, some or all of the AMPS will be subject to mandatory redemption. See "Description of AMPS--Redemption."

                                        Based on the composition of the Fund's portfolio as of April 16, 2004, the Fund estimates that the asset coverage of the AMPS, as measured pursuant to the
                                        Investment Company Act of 1940 and the rules and regulations thereunder, as amended (the "1940 Act"), would be approximately 308.76% if the Fund were to issue all of the AMPS offered in this prospectus, representing approximately 33%
                                        of the Fund's total managed assets. This asset coverage will change from time to time.

MANDATORY REDEMPTION                    If the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred
                                        Shares Asset Coverage (each as defined in the Amended and Restated Bylaws and discussed in "Description of AMPS--Rating Agency Guidelines and Asset Coverage")
                                        is not maintained or restored in a timely manner, the AMPS will be subject to mandatory redemption, out of funds legally available, at the redemption price of
                                        $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date fixed for redemption. Any such redemption will be limited to the minimum number of
                                        AMPS necessary to restore the Preferred Shares Basic Maintenance Amount or the
                                        1940 Act Preferred Shares Asset Coverage, as the case may be. The Fund's ability to make such a mandatory redemption may be restricted by the provisions of the
                                        1940 Act. See "Description of AMPS--Redemption."

OPTIONAL REDEMPTION                     The AMPS are redeemable at the option of the Fund, in whole or in part, generally on any dividend payment date at the redemption price of $25,000 per share, plus an amount equal to the accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption.
                                        See "Description of AMPS--Redemption."

                                        Although the AMPS are subject to redemption under certain circumstances as described above and under "Description of AMPS--Redemption," the AMPS may not be redeemed at a shareholder's option at net asset value, unlike the shares of an open-end mutual fund.

VOTING RIGHTS                           The 1940 Act requires that the holders of any outstanding series of AMPS and any other outstanding preferred shares, voting together as a single class separate from the Common Shareholders, have the right to elect at least two Trustees of the Fund at all times and to elect a majority of the Trustees if two years'
                                        dividends on any outstanding series of the AMPS or any other preferred shares are unpaid until all unpaid dividends on all series of the AMPS and any other preferred shares are paid (or otherwise provided for). The holders of AMPS and any other outstanding preferred shares will vote as a separate class (and, in certain circumstances, the holders of each series of AMPS will vote as a separate class) on certain other matters as required under the Declaration, the
                                        Fund's Bylaws, as amended (the "Bylaws"), or the 1940 Act. See "Description of
                                        AMPS--Voting Rights." Each common share, each of the AMPS, and each share of any other series of preferred shares of the Fund is entitled to one vote per share.

FEDERAL INCOME TAXATION                 The distributions with respect to any series of AMPS (other than distributions in redemption of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders. For taxable years beginning on or before December 31, 2008, provided holding period and other requirements are met, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided these same holding period and other requirements are met by the shareholder. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders receiving such distributions. The Internal
                                        Revenue Service (the "IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between and among its common shares and each series of the AMPS in proportion to the total dividends paid to each class during or with respect to such year. Ordinary income dividends and dividends qualifying for the dividends received deduction will similarly be allocated between and among classes. See "Tax Matters."

CUSTODIAN, AUCTION AGENT, TRANSFER
AGENT, REGISTRAR, DIVIDEND PAYING
AGENT AND REDEMPTION AGENT              State Street Bank & Trust Company serves as the Fund's custodian. The Bank of
                                        New York serves as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the AMPS.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

     The financial highlights table set forth below is intended to help you understand the Fund's recent financial performance. Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on February 27, 2004 through April 16, 2004. Because the Fund is recently organized and commenced investment operations on February 27, 2004, the table covers fewer than seven weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in bonds and other investments that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                                                     FOR THE PERIOD FROM
                                                                                  FEBRUARY 27, 2004* THROUGH
                                                                                  APRIL 16, 2004 (UNAUDITED)
                                                                                  --------------------------
PER COMMON SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period                                                 $     14.33(1)
   Less Offering Costs Charged to Additional Paid in Capital                            $     (0.03)
   Income From Investment Operations:
       Net Investment Income                                                            $      0.10
       Net Realized and Unrealized Gain/(Loss) on Investments                           $     (0.31)
               Total from Investment Operations                                         $     (0.21)
   Less Dividends and Distributions to Shareholders from:
       Net Investment Income                                                            $        --
       Net Realized Gain on Investments                                                 $        --
       Return of Capital                                                                $        --
               Total Dividends and Distributions to Shareholders                        $        --
   Net Increase/(Decrease) in Net Assets                                                $     (0.21)
   Net Asset Value, End of Period(2)                                                    $     14.09
   Per Share Market Value, End of Period(2)                                             $     14.90
   Total Return on NAV Excluding Offering Costs                                               -1.67%(3)
   Total Investment Return on Market Value                                                    -1.19%(4)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in thousands)                                             $   860,537
   Ratio of Expenses to Average Weekly Net Assets
      (including interest expense)(5)                                                          0.83%(6)
   Ratio of Net Investment Income to Average Weekly Net Assets                                 5.31%(6)
   Portfolio Turnover Rate                                                                   130%(6)

*    Date of commencement of operations

(1)  Net sales load of $0.675 on initial shares issued.

(2) Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.

(3)  Not annualized. Total return on NAV including offering costs is -1.96%.

(4) Total investment return is calculated assuming a purchase of a common share on the opening of the first day and a sale on the closing of the last day of period. Total investment return is not annualized. Brokerage commissions are not reflected.

(5) As a percentage of weekly net assets, which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.

(6)  Annualized.

                                    THE FUND

     The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on October 27, 2003 pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. The Fund's principal office is located at 385 East Colorado Boulevard, Pasadena, California 91101, and its telephone number is (626) 844-9400.

     The Fund commenced operations on February 27, 2004, upon the closing of an initial public offering of 53,350,000 of its common shares. The proceeds of such offering were approximately $762,638,250 after the payment of organizational and offering expenses. In connection with the initial public offering of the Fund's common shares, the underwriters for the common shares were granted an option to purchase up to an additional 8,002,500 common shares to cover over-allotments. On March 16, 2004, and April 13, 2004, such underwriters purchased, in each case at a price of $14.325 per common share, an additional 4,500,000 and 3,225,000 common shares of the Fund, respectively, pursuant to the over-allotment option. The Fund's common shares are traded on the New York Stock Exchange under the symbol "WIW."

                                 USE OF PROCEEDS

     The net proceeds of the offering of AMPS will be approximately $405,398,053 after payment of the sales load and estimated offering costs (not expected to exceed $501,947). The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will use the net proceeds of the offering to purchase U.S. TIPS and other investments that meet its investment objectives and policies and to repay certain currently outstanding reverse repurchase agreements or other leverage. Pending such use, it is anticipated that the proceeds will be invested in short-term investment grade securities.

                                 CAPITALIZATION

     The following table sets forth the unaudited capitalization of the Fund as of April 16, 2004, and as adjusted to give effect to the issuance of the AMPS offered hereby (including estimated offering expenses and sales load of $4,601,947, which will decrease Common Shareholders' paid in capital).


                                                                        ACTUAL          AS ADJUSTED
                                                                        ------          -----------
Series M AMPS, no par value
    (no shares issued; 3,440 shares issued,
    as adjusted, at $25,000 per share liquidation preference)      $             0   $    82,000,000
Series T AMPS, no par value
    (no shares issued; 3,440 shares issued,
    as adjusted, at $25,000 per share liquidation preference)      $             0   $    82,000,000
Series W AMPS, no par value
    (no shares issued; 3,440 shares issued,
    as adjusted, at $25,000 per share liquidation preference)      $             0   $    82,000,000
Series TH AMPS, no par value
    (no shares issued; 3,440 shares issued,
    as adjusted at $25,000 per share liquidation preference)       $             0   $    82,000,000
Series F AMPS, no par value
    (no shares issued; 3,440 shares issued, as adjusted,
    at $25,000 per share liquidation preference)                   $             0   $    82,000,000
Total AMPS                                                         $             0   $   410,000,000
                                                                   ---------------   ---------------
Common shares, no par value, unlimited shares authorized,
    61,081,981 shares issued and outstanding                       $   873,167,128   $   868,565,181
Undistributed net investment income                                $    10,453,543   $    10,453,543
Accumulated net realized gain/(loss) on investment transactions    $     6,947,792   $     6,947,792
Net unrealized appreciation/(depreciation) on investments          $   (30,031,818)  $   (30,031,818)
                                                                   ---------------   ---------------
Net assets applicable to common shares                             $   860,536,645   $   855,934,698

Net assets, plus liquidation preferences of AMPS                   $   860,536,645   $ 1,265,934,698
                                                                   ===============   ===============

                              PORTFOLIO COMPOSITION

     The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of April 16, 2004, based on the highest rating assigned each investment.


   CREDIT RATING                                                           VALUE             PERCENT
   -------------                                                           -----             -------
   Aaa/AAA                                                            $ 1,137,763,084             83.80%
   Aa/AA                                                                            0                 0
   A/A                                                                              0                 0
   Baa/BBB                                                                 44,865,185              3.30
   Ba/BB                                                                   89,679,200              6.60
   B/B                                                                     71,260,748              5.25
   Caa/CCC                                                                 14,215,200              1.05
   Unrated+                                                                         0                 0
                                                                      ---------------   ---------------
       TOTAL                                                          $ 1,357,783,417             100.0%
                                                                      ===============   ===============

----------
+ Refers to securities that have not been rated by Moody's, S&P, Fitch or another nationally recognized rating agency. See "The Fund's Objectives, Strategies and Investments--Portfolio Contents and Management Strategies." U.S. TIPS are unrated, but are backed by the full faith and credit of the United States Government and are therefore considered by Western Asset to be comparable to bonds rated Aaa/AAA.

                THE FUND'S OBJECTIVES, STRATEGIES AND INVESTMENTS

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective. No assurance can be given that the Fund will achieve its investment objectives.

PORTFOLIO CONTENTS AND MANAGEMENT STRATEGIES

     GENERAL. Under normal market conditions, the Fund will invest at least 80% of its total managed assets in U.S. TIPS. U.S. TIPS are fixed income securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted CPI-U, calculated with a three-month lag). The Fund may also invest up to 20% of its total managed assets in other securities and instruments, including securities and instruments of issuers located in developing or "emerging market" countries. The Fund will invest primarily in bonds that, in the opinion of Western Asset, provide current income and, when consistent with current income, may have the potential for capital appreciation. When consistent with the Fund's investment objectives, Western Asset may, but is not required to, use a variety of derivative instruments for risk management purposes or as part of its investment strategies. See "--Investments--Derivatives" below.

     The Fund anticipates that, immediately after completion of the offering of AMPS, the AMPS will represent approximately 33% of the Fund's total managed assets. The Fund entered into reverse repurchase agreements and/or dollar roll transactions for leveraging purposes as a substitute for all or a portion of the AMPS offered hereunder during the period prior to their issuance and will continue to enter into such transactions following the issuance of the AMPS. At April 16, 2004, the amount of reverse repurchase agreements outstanding and interest payable thereon was $504,403,021.06. The precise amount of leverage used by the Fund may vary from time to time, but the AMPS, together with other forms of leverage (including reverse repurchase agreements and dollar roll transactions), will not exceed 38% of its total managed assets. The Fund also currently expects to use short sales, futures contracts, options, credit default swaps and other investment techniques that may in certain circumstances be considered leverage. The Fund may (but is not required to) cover its commitments under these transactions by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. To the extent these transactions are so covered, investment in these transactions will not be considered leverage for purposes of the Fund's policy on the amount of leverage it may incur. However, such transactions, even if so covered, represent a form of economic leverage (although they will not be considered "leverage" for purposes of calculating total managed assets), and thus entail special risks. See "Risks--General Risks of Investing in the Fund--Leverage Risk." While the Fund does not currently anticipate borrowing funds from banks or other financial institutions in order to leverage its portfolio, it may do so in the future.

     Upon Western Asset's recommendation, during temporary defensive periods (including the period during which the net proceeds of this offering are being invested) and in order to keep the Fund's cash fully invested, the Fund may invest up to 100% of its total managed assets in short-term investments, including, but not limited to, U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. Such periods will not be considered "normal market conditions" for purposes of the 80% test described above. The Fund may not achieve its investment objectives under these circumstances.

     The Fund may borrow money in an amount up to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities. Such borrowings are not considered leverage for purposes of the Fund's policy on the amount of leverage it may incur.

     The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" common shares and preferred shares (including the AMPS), voting together as a single class. In addition, the holders of a "majority of the outstanding" preferred shares (including the AMPS) voting separately as a class would have to approve any change in the Fund's investment objectives. Under the 1940 Act, a "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (1) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(2) more than 50% of the outstanding shares, whichever is less. See "Description of AMPS--Voting Rights" for additional information with respect to the voting rights of holders of AMPS.

     So long as and to the extent it is required by applicable law, the Fund will not change its policy to invest, under normal market conditions, at least 80% of its total managed assets in U.S. TIPS unless it provides shareholders with at least 60 days' written notice of such change.

     CREDIT QUALITY. The Fund may invest up to 20% of its total managed assets in bonds that are below investment grade quality at the time of purchase. Investment grade quality bonds are bonds rated within a rating agency's four highest grades (Baa or BBB or higher by Moody's, S&P or Fitch or a similar rating of another nationally recognized rating agency) or bonds that are unrated but judged to be of comparable quality by Western Asset. If a bond is rated differently by two or more nationally recognized rating agencies, Western Asset may rely on the higher rating if it believes that rating to be more accurate. The Fund expects that the initial dollar-weighted credit quality of its bond portfolio will be AA. However, the portfolio's credit quality will vary from time to time. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for bonds that are graded Baa or BBB (or that are of comparable quality) or lower to make principal and interest payments than is the case for higher quality bonds. As described under "Risks--General Risks of Investing in the Fund--Lower Grade and Unrated Securities Risk," bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds." The Fund may purchase unrated securities (which are not rated by a rating agency) if Western Asset determines that the securities are of a quality comparable to rated securities that the Fund may purchase.

     The Fund's credit quality policies depend in part on credit ratings developed by rating agencies such as Moody's, S&P and Fitch. Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The ratings of a debt security may change over time. Rating agencies monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, rated debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held. See "Risks--General Risks of Investing in the Fund--Lower Grade and Unrated Securities Risk."

     The credit quality policies described in this prospectus and the Statement of Additional Information apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or Western Asset downgrades its assessment of the credit characteristics of a particular issue. Therefore, the Fund may hold securities rated below C or comparable securities that are unrated, which would include securities in default. See "--Investments--Lower Grade Securities." In determining whether to retain or sell such a security, Western Asset may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold, and the rating, if any, assigned to the security by other rating agencies. For purposes of the Fund's credit quality policies, the Fund will consider a bond that has been assigned any rating by a rating agency within the category Baa/BBB to be rated Baa/BBB grade by such rating agency (e.g., a bond rated BBB- will be considered to be a bond graded BBB). Appendix A to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of debt securities.

     DURATION. As part of the management of the Fund, Western Asset will manage the effective duration of the Fund's portfolio. The Fund currently expects that the average effective duration of its portfolio will range between zero and 15 years, although this target duration may change from time to time. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond has a duration of four years, its price will fall about 4% when interest rates rise by 1%. Conversely, the bond's price will rise about 4% when interest rates fall by 1%.

INVESTMENTS

     U.S. TIPS. Under normal market conditions, the Fund will invest at least 80% of its total managed assets in U.S. TIPS. U.S. TIPS are fixed income securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted CPI-U, calculated with a three-month lag).

     The U.S. Treasury currently issues U.S. TIPS in only ten-year maturities, although it is possible that U.S. TIPS with other maturities will be issued in the future. U.S. TIPS have previously been issued with maturities of five, ten or thirty years. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds a U.S. TIPS, the Fund may earn less on the security than on a conventional bond.

     Investing in U.S. TIPS involves certain risks. See "Risks--General Risks of Investing in the Fund--Risks Relating to U.S. TIPS." The Fund may invest in inflation-protected securities with other structures or characteristics as such securities become available in the market. It is currently expected that other types of inflation-protected securities held by the Fund would have characteristics similar to those described above.

     U.S. GOVERNMENT SECURITIES. The Fund intends to invest primarily in U.S. TIPS, which are a type of U.S. Government security, and may also invest in other types of U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States Government or by the right of the issuer to borrow from the U.S. Treasury. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk.

     LOWER GRADE SECURITIES. The Fund may invest up to 20% of its total managed assets in bonds that are not, at the time of investment, investment grade quality. Investment grade bonds are bonds rated within a rating agency's four highest grades (Baa or BBB or higher by Moody's, S&P or Fitch or a similar rating of another nationally recognized rating agency) or bonds that are unrated but judged to be of comparable quality by Western Asset. The lowest rated bonds in which the Fund may invest are securities rated in the category "C" at the time of purchase or determined by Western Asset to be of comparable quality. Securities rated "C" are considered highly speculative and may include situations where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt may have some quality and protective characteristics, those characteristics are outweighed by large uncertainties or major risk exposure to adverse conditions. The credit quality policies described in this prospectus and the Statement of Additional Information apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or Western Asset downgrades its assessment of the credit characteristics of a particular issue. Therefore, the Fund may hold securities rated below C or comparable securities that are unrated, which would include securities in default. As described under "Risks--Lower Grade and Unrated Securities Risk," bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds."

     CORPORATE BONDS. The Fund may invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates, and may also be affected by the credit rating of the corporation, the corporation's performance, perceptions of the corporation in the marketplace and general market liquidity. The value of the intermediate- and longer-term corporate bonds in which the Fund generally will invest normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by a bond.

     MORTGAGE-RELATED SECURITIES. The Fund may invest up to 20% of its total managed assets in mortgage-related securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred.

     The Fund may invest in commercial mortgage-related securities. Commercial mortgage-related securities represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. These securities may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

     Other mortgage-related securities in which the Fund may invest include residential mortgage-related securities, mortgage pass through securities, collateralized mortgage obligations ("CMOs"), mortgage dollar rolls, CMO residuals, stripped mortgage backed securities ("SMBSs"), interests in real estate mortgage investment conduits, adjustable rate mortgages, real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The mortgage-related securities in which the Fund may invest include those with fixed interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates, and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

     The Fund may also invest in other asset-backed securities that are offered in the marketplace. Please see "Risks--Mortgage-Related Securities Risk" and the Statement of Additional Information under "Investment Objectives and Policies--Mortgage-Related and Other Asset-Backed Securities" for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS. A reverse repurchase agreement is a portfolio management technique in which the Fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash, which the Fund then uses to purchase additional investments. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including an interest payment. While engaging in reverse repurchase agreements, the Fund may maintain cash or securities in a segregated account or may otherwise enter into positions that would cover such obligations. To the extent assets are segregated or the Fund's obligation is otherwise "covered," these instruments will not be considered leverage for purposes of the 1940 Act, and thus will not be subject to the 300% asset coverage test described under "Description of Capital Structure." However, the Fund considers such instruments to be leverage for purposes of its policy on the amount of leverage it may incur. The Fund has engaged in reverse repurchase agreements and dollar roll transactions during the period prior to the issuance of the AMPS, as a substitute form of leverage for all or a portion of the AMPS, and intends to continue to do so following the issuance of AMPS to the extent described under "--Portfolio Contents and Management Strategies--General" above. Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets and render the segregated assets unavailable for sale or other disposition.

     The Fund may also enter into dollar roll transactions in which the Fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in a dollar roll transaction the Fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to earn interest on the income that is received from the initial sale.

     The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Fund may be adversely affected. In addition, the interest costs associated with reverse repurchase agreements and dollar roll transactions will reduce the Fund's net asset value and could, in some circumstances, leave the Fund worse off than if it had not used such instruments. For purposes of calculating the Fund's total managed assets, any liability associated with reverse repurchase agreements or dollar roll transactions will not be taken into account.

     SHORT SALES. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund's custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. Although it does not currently expect to do so under normal market conditions, the Fund may engage in so-called "naked" short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund's losses could be unlimited.

     CREDIT DEFAULT SWAPS. The Fund may enter into credit default swap contracts for investment purposes and to leverage its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. These payments are based on the difference between an interest rate applicable to the relevant issuer and a benchmark interest rate for a given maturity. If no default occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total managed assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     For hedging purposes, the Fund may also purchase credit default swaps, in which case it would make periodic payments to the counterparty in exchange for the right to receive the notional value of the underlying debt obligation in the event of a default. The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of liquid assets. To the extent assets are segregated, these transactions will not be considered leverage for purposes of the Fund's policy on the amount of leverage it may incur.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities in order to earn income. The Fund will receive collateral in cash or high quality securities at least equal to the current value of the loaned securities. The Fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the Fund's total assets.

     DERIVATIVES. The Fund may, but is not required to, use a variety of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and often may relate to individual debt instruments, interest rates, commodities and related indexes. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, warrants and swaps. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See "Risks--General Risks of Investing in the Fund--Derivatives Risk."

     WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. The Fund may buy and sell bonds on a when-issued, delayed delivery or forward commitment basis, with settlement occurring at a later date, normally within 45 days of the trade date. These transactions involve risk because no interest accrues on the bonds prior to settlement and because the value of the bonds at time of delivery may be less (or more, in the case of a sale by the Fund) than cost (or the agreed upon price). When such transactions are outstanding, the Fund may segregate until the settlement date assets determined to be liquid by Western Asset in an amount sufficient to meet its obligations. To the extent assets are segregated, these transactions will not be considered leverage for purposes of the Fund's policy on the amount of leverage it may incur.

     PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Holders of preferred stock may also suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

     STRUCTURED NOTES AND RELATED INSTRUMENTS. The Fund may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations the principal and/or interest of which is determined by reference to the performance of a benchmark asset or market (an "embedded index"), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations and banks as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. Western Asset may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio.

     While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured investments may also involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, Western Asset believes that most structured instruments are illiquid. The Fund may invest up to 20% of its total managed assets in illiquid securities. Like other sophisticated strategies, the Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by Western Asset, principal and/or interest payments received on the structured instrument may be substantially less than expected. In addition, if Western Asset uses structured instruments to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

     OTHER INVESTMENT COMPANIES. The Fund may invest in securities of other closed-end or open-end investment companies that invest primarily in bonds or other securities and instruments of the types in which the Fund may invest directly. The Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of the AMPS, during periods when there is a shortage of attractive bonds available in the market, or when Western Asset believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Investment Advisor, Western Asset or their respective affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Western Asset will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled "Risks--General Risks of Investing in the Fund--Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than Western Asset. For purposes of the Fund's investment policies, an investment in such investment companies will be
(1) treated as an investment in U.S. TIPS (to the extent the underlying investment company invests under normal market conditions at least 80% of its total assets in U.S. TIPS) and (2) assigned a credit rating deemed appropriate by Western Asset.

     NEW SECURITIES AND OTHER INVESTMENT TECHNIQUES. New types of securities and other investment and hedging practices are developed from time to time. Western Asset expects, consistent with the Fund's investment objectives and policies, to invest in such new types of securities and to engage in such new types of investment practices if Western Asset believes that these investments and investment techniques may assist the Fund in achieving its investment objectives. In addition, Western Asset may use investment techniques and instruments that are not specifically described herein.

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                                      RISKS

RISKS OF INVESTING IN THE AMPS

     INTEREST RATE RISK. The AMPS pay dividends based on shorter-term interest rates. The Fund invests assets attributable to the AMPS principally in intermediate- and longer-term bonds, the interest rates on which are typically, although not always, higher than shorter-term interest rates. Both shorter-term and intermediate- to longer-term interest rates may fluctuate. If shorter-term interest rates rise, dividend rates on the AMPS may rise so that the amount of dividends to be paid to holders of AMPS exceeds the income from the intermediate- and longer-term bonds and other investments purchased by the Fund with assets attributable to the AMPS. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with assets attributable to the AMPS) is available to pay dividends on the AMPS, however, dividend rates on the AMPS would need to exceed the Fund's net portfolio income by a wide margin before the Fund's ability to pay dividends on the AMPS would be jeopardized. If intermediate- to longer-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS.

     AUCTION RISK. You may not be able to sell your AMPS at an auction if the auction fails, i.e., if there are more AMPS offered for sale than there are buyers for those shares. Also, if you place a bid order (an order to retain
AMPS) at an auction only at a specified rate, and that rate exceeds the rate set at the auction, your order will be deemed an irrevocable offer to sell your AMPS, and you will not retain your AMPS. Additionally, if you buy shares or elect to retain AMPS without specifying a rate below which you would not wish to buy or continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate for similar investments. Finally, the dividend period and rate period for the AMPS may be changed by the Fund, subject to certain conditions and with notice to the holders of the AMPS, which could also affect the liquidity of your investment. See "Description of AMPS" and "The Auction."

     SECONDARY MARKET RISK. If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. Changes in interest rates could affect the price you would receive if you sold your shares in the secondary market, particularly if the Fund has designated a special rate period (a rate period of more than seven days in the case of Series M AMPS, Series W AMPS and Series F AMPS, or other than 28 days in the case of Series T AMPS and Series TH AMPS). Broker-dealers that maintain a secondary trading market (if any) for the AMPS are not required to maintain this market, and the Fund is not required to redeem shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The AMPS are not registered on a stock exchange or the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special rate period.

     RATINGS AND ASSET COVERAGE RISK. While it is a condition to the closing of the offering that Moody's assigns a rating of "Aaa" and Fitch assigns a rating of "AAA" to the AMPS, these ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. In addition, Moody's, Fitch or another rating agency then rating the AMPS could downgrade the AMPS, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the AMPS, the Fund may (but is not required to) alter its portfolio in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. See "--General Risks of Investing in the Fund--Turnover Risk." In addition, the Fund may be forced to redeem your AMPS to meet regulatory or rating agency requirements. The Fund may also voluntarily redeem AMPS under certain circumstances. See "Description of AMPS--Redemption." The asset coverage requirements imposed by a rating agency may limit the Fund's ability to invest in certain securities or utilize certain investment techniques that Western Asset might otherwise consider desirable. See "Description of

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AMPS--Rating Agency Guidelines and Asset Coverage" for a description of the rating agency guidelines with which the Fund must currently comply.

     RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and AMPS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem AMPS to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "Tax Matters."

GENERAL RISKS OF INVESTING IN THE FUND

     LIMITED OPERATING HISTORY. The Fund is a recently organized, diversified, closed-end management investment company that has been in operation for less than three months.

     INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

     INTEREST RATE RISK. Interest rate risk is the risk that bonds (and the Fund's total managed assets) will change in value because of changes in interest rates. This is true of all bonds, including U.S. TIPS. Generally, bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Fund will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's bond holdings. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. The value of the intermediate- and longer-term bonds in which the Fund generally will invest normally fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Because the Fund will invest primarily in intermediate-to-longer-term bonds, the Fund's net asset value will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage will increase interest rate risk. See "--Leverage Risk."

     The Fund may utilize certain strategies, including swaps, futures contracts, options on futures and options based on U.S. Treasury securities, for the purpose of reducing the interest rate sensitivity of the portfolio, although there is no assurance that it will do so or that such strategies will be successful. See "How the Fund Manages Risk--Hedging and Related Strategies."

     RISKS RELATING TO U.S. TIPS. The value of inflation-protected securities such as U.S. TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of U.S. TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of U.S. TIPS. Although the principal value of U.S. TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds a U.S. TIPS, the Fund may earn less on the security than on a conventional bond.

     Any increase in principal value caused by an increase in the CPI-U (described below) is taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Code. See "Tax Matters."

     If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of the U.S. TIPS in the Fund's portfolio will decline. Moreover, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

     The daily adjustment of the principal value of U.S. TIPS is currently tied to the non-seasonally adjusted CPI-U, which the U.S. Bureau of Labor Statistics calculates monthly. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. In addition, calculation of the CPI-U includes a three-month lag for purposes of determining the principal value of U.S. TIPS which, consequently, could have a negative impact on the value of U.S. TIPS under certain market conditions.

     The U.S. Treasury only began issuing inflation-protected securities in 1997, and, as a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets. The U.S. Treasury currently issues U.S. TIPS in only ten-year maturities, although U.S. TIPS with different maturities have been issued in the past and may be issued in the future.

     CREDIT RISK. Credit risk is the risk that the Fund could lose money if the issuer of a debt obligation, or the counterparty to a derivatives contract, reverse repurchase agreement, loan of portfolio securities or similar transaction, is unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations. In addition, a bond held by the Fund could decline in price because the issuer of the bond experiences or is perceived to experience a decline in its financial status.

     Not all U.S. Government securities are backed by the full faith and credit of the United States Government. Some securities, such as securities issued by Freddie Mac, are backed only by the credit of the issuing agency or instrumentality. Accordingly, credit risk exists with respect to these securities. U.S. TIPS are backed by the full faith and credit of the United States Government.

     LOWER GRADE AND UNRATED SECURITIES RISK. The Fund may invest up to 20% of its total managed assets in bonds that are below investment grade quality at the time of purchase. Holding lower grade securities involves special risks in addition to the risks associated with investments in investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, lower grade securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. Lower grade securities are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds." These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category may also be considered to possess some speculative characteristics.

     The market values of lower grade securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. Certain emerging market governments that issue lower grade securities are among the largest debtors to commercial banks, governments and supra-national organizations such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

     Unrated securities may be less liquid than comparable rated securities and involve the risk that Western Asset may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of lower grade securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund holds lower grade and/or unrated securities, the Fund's success in achieving its investment objectives may depend more heavily on Western Asset's credit analysis than if the Fund held exclusively higher-quality and rated securities.

     LEVERAGE RISK. The Fund utilizes leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of the AMPS. The Fund intends to use other instruments that may be considered leverage under certain circumstances, including reverse repurchase agreements, credit default swaps, dollar rolls and other investment techniques, each of which (to the extent that it is considered leverage) will amplify the effects of leverage on the Fund's portfolio. Counterparties to these instruments may have a claim to the Fund's assets that is prior to the claim of the holders of the AMPS. The Fund may (but is not required to) cover its commitments under these instruments by the segregation of liquid assets, equal in value to the amount of the Fund's commitments, or by entering into offsetting transactions or owning positions covering its obligations, or by a combination of these approaches. To the extent these instruments are so covered, (1) they will not be considered "senior securities" under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund (see "Description of Capital Structure") and (2) investment in these instruments (other than reverse repurchase agreements and dollar roll transactions) will not be considered "leverage" by the Fund for purposes of the Fund's policy on the amount of leverage it may incur. Although the Fund does not currently intend to borrow from banks or other financial institutions or issue commercial paper in order to leverage its portfolio, it may do so in the future. Bank borrowings and outstanding commercial paper, to the extent used, would add additional leverage to the Fund's portfolio.

     If the dividend rates on the AMPS and the interest rates on other forms of leverage exceed the net rate of return on the Fund's portfolio, the use of leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and meet its asset coverage requirements on the AMPS will be reduced. Because the intermediate- to longer-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the AMPS and interest rates on other forms of leverage will be adjusted periodically, this could occur even when both long-term and short-term interest rates rise. Similarly, any decline in the net asset value of the Fund's investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its expected "Aaa" and "AAA" ratings on the AMPS. In an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the AMPS. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the AMPS. There is no assurance that the Fund's leveraging strategy will be successful.

     While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Fund's net asset value relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and common share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

     The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. Such additional leverage may in certain market conditions serve to reduce the net asset value of the Fund or reduce asset coverage on the AMPS.

     The Fund may also invest in derivative instruments, which may amplify the effects of leverage and may adversely affect the Fund's net asset value per share and reduce asset coverage on the AMPS. See "--Derivatives Risk" and the Statement of Additional Information under "Investment Objectives and Policies--Derivative Instruments."

     Because the fees received by the Investment Advisor and Western Asset are based on the average weekly assets of the Fund (including assets represented by AMPS and other leverage), the Investment Advisor and Western Asset have a financial incentive for the Fund to issue AMPS and incur other leverage.

     ISSUER RISK. The value of a corporate debt instrument may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

     SMALLER COMPANY RISK. The general risks associated with corporate debt obligations are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees. As a result, they may be subject to greater levels of credit, interest rate and issuer risk. Securities of smaller companies may trade less frequently and in less volume than more widely held securities, and their values may fluctuate more sharply than the values of other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

     COUNTRY RISK. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of these securities are subject to economic and political developments in the countries and regions where the companies operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a country other than the United States.

     In general, less information is publicly available about these companies than about U.S. companies. These companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.

     Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the issuing government. Even where a security is backed by the full faith and credit of a government, it may be difficult for the Fund to pursue its rights against such government in that country's courts. Some countries and governments have defaulted on principal and interest payments.

     In addition, the Fund's investments in non-U.S. securities may be subject to the risk of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, these securities may be subject to withholding taxes, and special U.S. tax considerations may apply.

     In addition to brokerage commissions, custodial services and other costs relating to investment in non-U.S. countries are generally more expensive than in the United States. Such markets have at times been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. An inability to dispose of a security due to settlement problems could result in losses to the Fund due to subsequent declines in the value of the security.

     EMERGING MARKETS RISK. Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S. issuers outlined above, but to a heightened degree. These types of investments can include "Brady Bonds" (bonds issued as a result of a debt restructuring plan), Eurobonds, domestic and international bonds issued under the laws of a developing country, emerging market loans, and other debt instruments. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Because the Fund may invest up to 20% of its total managed assets in securities or instruments of emerging market issuers, investors should be able to tolerate sudden and sometimes substantial fluctuations in the value of their investments in the Fund.

     MORTGAGE-RELATED SECURITIES RISK. Mortgage-related securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-related securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on the Fund's return is similar to that discussed below for prepayment risk.

     When market interest rates increase, the market values of mortgage-related securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-related securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund's portfolio. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-related securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which will be made at par, will cause the Fund to experience a loss equal to any unamortized premium.

     SMBSs are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped securities may be more volatile and less liquid than that for other securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

     Mortgage-related securities are sold in different classes that have different levels of risk. The Fund may invest in junior classes of mortgage-related securities that may have a rating below investment grade and therefore are riskier investments than higher rated securities. See "--Lower Grade and Unrated Securities Risk." The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

     PREPAYMENT RISK. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates decline. Accordingly, holders of securities that may be called or prepaid may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off. Prepayments may cause losses on securities purchased at a premium, and unscheduled prepayments, which will be made at par, will cause the Fund to experience a loss equal to any unamortized premium.

     REINVESTMENT RISK. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund reinvests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's net asset value or reduce asset coverage on the AMPS.

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     DERIVATIVES RISK. The Fund may engage in a variety of transactions using
"derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over-the-counter"). The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although Western Asset has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

     Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives transactions requires sophisticated management, and the Fund will depend on Western Asset's ability to analyze and manage derivatives transactions. Derivatives transactions also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. See "--Leverage Risk." The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. As a result, the Fund's use of derivatives (whether used for hedging purposes or otherwise) may result in a lower return than if it had not used derivatives.

     Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions. In fact, many over-the-counter instruments will not be liquid. Derivatives instruments may be subject to wide fluctuations in market value, and the Fund may be subject to significant delays in disposing of them. Accordingly, the Fund may be forced to close derivatives positions at less than fair market value or may not be able to close them when Western Asset believes it is desirable to do so.

     The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract, the Fund may experience significant delays in obtaining any recovery under the derivatives contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The value of the derivatives in the Fund's portfolio will not exceed 20% of the Fund's total managed assets.

     INFLATION/DEFLATION RISK. Inflation risk is the risk that the Fund's assets or income from the Fund's investments may be worth less in the future as inflation decreases the purchasing power and, consequently, the value of money. As inflation increases, the real value of the AMPS and distributions can decline. However, during periods of rising inflation, dividend rates on the AMPS would likely increase, which would tend to offset this risk. Inflation risk is expected to be greater with respect to the Fund's investments in securities or instruments other than U.S. TIPS. Deflation risk is the risk that prices throughout the economy may decline over time--the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio. Because the principal amounts of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investment in such securities.

     TURNOVER RISK. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies, under certain market conditions the Fund's turnover rate may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of taxable capital gains.

     MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Also, the Investment Advisor is newly organized and does not have significant previous experience as an investment advisor to an investment company, although an affiliate of the Investment Advisor acts as servicing agent to various investment companies.

     MARKET DISRUPTION AND GEOPOLITICAL RISKS. The aftermath of the war with Iraq and the continuing occupation of the country by coalition forces are likely to have a substantial impact on the U.S. and world economies and securities markets. The duration and nature of the occupation and the potential costs of rebuilding the Iraqi infrastructure and political systems cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period, and the occurrence of similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the AMPS.

     CERTAIN AFFILIATIONS. Certain broker-dealers may be considered to be affiliated persons of the Fund, the Investment Advisor and/or Western Asset. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker or to utilize affiliated brokers for agency transactions is subject to regulatory and other restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                            HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS

     The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. Certain of these limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the outstanding common shares and any preferred shares (including the AMPS) voting together as a single class, and the approval of the holders of a majority (as defined in the 1940 Act) of the outstanding preferred shares (including the AMPS) voting as a separate class. Only those limitations expressly designated as such are fundamental investment limitations. All other polices or restrictions may be changed without shareholder approval.

     The Fund may not invest 25% or more of its total assets, except as noted below, in a particular industry or group of industries.

     As a diversified investment company under the 1940 Act, the Fund currently may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     As described in the Statement of Additional Information, the Fund's industry concentration policy described above does not preclude it from investing 25% or more of its total assets in issuers in a group of industries (such as different types of technology issuers) under certain circumstances. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities will not be considered to represent an industry. In addition, as described in the Statement of Additional Information, the Fund may invest 25% or more of its total assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. or foreign banks under certain circumstances.

     The Fund is subject to guidelines which are more limiting than the investment restrictions set forth above or in the Statement of Additional Information in order to obtain and maintain a rating on the AMPS of "Aaa" from Moody's and "AAA" from Fitch and may become subject to additional guidelines in the future. See "Description of AMPS--Rating Agency Guidelines and Asset Coverage." The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund's ability to achieve its investment objectives. See "Investment Objectives and Policies" and "Investment Restrictions" in the Statement of Additional Information.

QUALITY OF INVESTMENTS

     The Fund will invest at least 80% of its total managed assets in U.S. TIPS, which are backed by the full faith and credit of the United States Government.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

     The Fund may take certain actions if market conditions change (or the Fund anticipates such a change) and the Fund's leverage begins (or is expected) to affect Common Shareholders adversely. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by investing in shorter-term, high quality securities) or may reduce its indebtedness or extend the maturity of outstanding preferred shares (for example, by declaring a special rate period with respect to one or more series of AMPS). The Fund may also attempt to reduce leverage by redeeming or otherwise purchasing AMPS (subject to the restrictions discussed under "Description of AMPS--Redemption") or reducing any holdings in reverse repurchase agreements, credit default swaps, futures, short sales, options, dollar rolls or other instruments that create leverage. As explained above under "Risks--General Risks of Investing in the Fund--Leverage Risk," the success of any such attempt to limit leverage risk depends on Western Asset's ability to predict interest rate or other market changes accurately. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described in this paragraph.

     If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued preferred shares or preferred shares that the Fund previously issued but later repurchased or may utilize reverse repurchase agreements, credit default swaps, dollar roll transactions or other forms of leverage, including bank borrowings.

HEDGING AND RELATED STRATEGIES

     The Fund may use various investment strategies designed to limit risk and to preserve capital. These hedging strategies may include, among others, the use of swaps, futures contracts, short sales, options on futures or options based on U.S. Treasury securities, an index of longer-term securities or other instruments. Under current market conditions, the Fund initially intends to hedge all or a portion of the U.S. TIPS component of its portfolio by purchasing put options that should increase in value if U.S. interest rates were to rise significantly. In addition, under current market conditions, the Fund initially intends to hedge all or a portion of the emerging markets debt in its portfolio by purchasing put options that should increase in value if the value of such emerging markets debt were to decline significantly. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies can offset some or all of the loss incurred on the Fund's investments due to adverse changes in interest rates or inflation rates or other factors. There is no assurance that these hedging strategies (including the purchase of put options described above) will be available at any time, that Western Asset will use them for the Fund if available or that they will be successful if used. Hedging transactions involve costs and may result in losses to the Fund. Under some circumstances (e.g., if interest rates decline, or if interest rates rise, but not to a significant extent), the Fund might have been better off not attempting to hedge its portfolio or a portion of its portfolio, because the hedging strategies would not have been successful (and thus the Fund's net asset value would have declined) and the Fund would have incurred costs (e.g., the price paid to purchase the put options) to establish such hedging positions. In addition, in accordance with the rating agency guidelines described in this Prospectus, the Fund's ability to use hedging transactions may be limited in order to obtain and maintain ratings on the AMPS. For more information about these restrictions, see "Description of AMPS--Rating Agency Guidelines and Asset Coverage" and Article Twelve of the Amended and Restated Bylaws, which is attached as Appendix D to the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     There are currently five Trustees of the Fund, two of whom are "interested persons" (as defined in the 1940 Act) and three of whom are not "interested persons." The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT ADVISOR AND INVESTMENT MANAGER

     Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., acts as the Fund's Investment Advisor. The Investment Advisor is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and certain of the Fund's business affairs and other administrative matters. The Investment Advisor is a Delaware limited liability company with principal offices located at 210 N. Hale Street, Wheaton, Illinois 60187. The Investment Advisor is newly organized and has limited experience serving as an investment advisor to an investment company.

     Western Asset Management Company acts as the Fund's investment manager. Western Asset will furnish a continuous investment program for the Fund and make investment decisions with respect to the Fund's assets. Western Asset, established in 1971 and since 1986 a wholly-owned subsidiary of Legg Mason, Inc., acts as investment advisor to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91101. Total assets under management by Western Asset and its London-based affiliate, Western Asset Management Company Limited, were approximately $160 billion as of March 31, 2004.

PORTFOLIO MANAGERS

     Western Asset does not employ individual portfolio managers to determine the investments of the Fund. Instead, the Fund's investments will be the responsibility of Western Asset's Investment Strategy Group, which is currently chaired by Western Asset's Chief Investment Officer and which also currently includes Western Asset's Deputy Chief Investment Officer, its Senior Economist and the head of each sector group.

INVESTMENT ADVISORY AGREEMENT AND INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment advisory agreement between the Investment Advisor and the Fund (the "Investment Advisory Agreement"), the Fund has agreed to pay the Investment Advisor an annual advisory fee payable on a monthly basis at the annual rate of .60% of the Fund's average weekly assets for the services it provides. "Average weekly assets" means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "average weekly assets," neither the liquidation preference of any preferred shares outstanding

(including the AMPS) nor any liabilities associated with any instruments or transactions used by Western Asset to leverage the Fund's portfolio (whether or not such instruments or transactions are "covered" as described in this prospectus) is considered a liability. With respect to reverse repurchase or dollar roll transactions, "average weekly assets" includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. The Investment Advisory Agreement automatically terminates on assignment (as defined in the 1940 Act). The Investment Advisory Agreement may also be terminated on 60 days' written notice by the Investment Advisor to the Fund or by the Fund to the Investment Advisor.

     Pursuant to an investment management agreement between the Investment Advisor and Western Asset (the "Investment Management Agreement"), the Investment Advisor will pay a portion of the fees it receives from the Fund to Western Asset in return for Western Asset's services at the annual rate of .27% of the Fund's average weekly assets. The Investment Management Agreement automatically terminates on assignment. The Investment Management Agreement may also be terminated on 60 days' written notice by Western Asset to the Investment Advisor, or by the Fund at any time by written notice to each of the Investment Advisor and Western Asset.

     Because the fees received by the Investment Advisor and Western Asset are based on the average weekly assets of the Fund (including assets represented by preferred shares, including the AMPS, and other leverage), the Investment Advisor and Western Asset have a financial incentive for the Fund to issue the AMPS and incur other leverage, which may create a conflict of interest between the Investment Advisor and Western Asset and the Fund's shareholders.

EXPENSES

     In addition to the fees of the Investment Advisor, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those who are "interested persons" of the Fund within the meaning of the 1940 Act), fees of the administrator, custodial expenses, transfer agency and dividend disbursing expenses, listing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing the AMPS, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

ADMINISTRATOR

     Under an Administrative Services Agreement with the Fund, Legg Mason Fund Adviser, Inc. (the "Administrator"), an affiliate of Western Asset, provides certain administrative and accounting functions for the Fund, including, among others, coordination of the services provided by the Fund's service providers (including the custodian, transfer agent, counsel and independent accountants), preparation, review and filing of various required reports and Securities and Exchange Commission forms, and the provision of certain office space and personnel necessary to the Fund's operations. Additionally, the Administrator and the Fund have entered into a contract with State Street Bank and Trust Company pursuant to which State Street Bank and Trust Company will perform certain asset coverage test calculations required by the rating agencies rating the AMPS. In consideration of the services provided by the Administrator, the Fund will pay the Administrator a fee, paid monthly, at an annual rate of $125,000.

                               DESCRIPTION OF AMPS

     The following is a brief description of the terms of the AMPS. For a more complete description of the AMPS, please refer to the detailed description of the AMPS in Article Twelve of the Amended and Restated Bylaws, which is attached as Appendix D to the Statement of Additional Information. Certain of the capitalized terms used herein are defined in the Amended and Restated Bylaws.

GENERAL

     Under the Declaration, the Fund is authorized to issue preferred shares having such par value and such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as determined by the Board of Trustees, without the approval of Common Shareholders. The AMPS are preferred shares of beneficial interest with no par value. Each series of AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The AMPS of each series will rank on a parity with shares of any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. The AMPS carry one vote per share on all matters on which such shares are entitled to vote. The AMPS, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust," non-assessable and will have no preemptive, exchange or conversion rights. Any AMPS repurchased or redeemed by the Fund will be classified as authorized and unissued preferred shares without designation as to series. The AMPS will not be subject to any sinking fund, but will be subject to mandatory redemption and optional redemption under certain circumstances described below.

DIVIDENDS AND RATE PERIODS

     GENERAL. The following is a general description of dividends and rate periods for the AMPS. The initial rate period for the Series M AMPS will be 11 days, and the dividend rate for this period will be 1.17%. The initial rate period for the Series T AMPS will be 33 days, and the dividend rate for this period will be 1.18%. The initial rate period for the Series W AMPS will be 13 days, and the dividend rate for this period will be 1.17%. The initial rate period for the Series TH AMPS will be 49 days, and the dividend rate for this period will be 1.18%. The initial rate period for the Series F AMPS will be 17 days, and the dividend rate for this period will be 1.17%. Subsequent rate periods generally will be seven days in the case of Series M AMPS, Series W AMPS and Series F AMPS, and 28 days in the case of Series T AMPS and Series TH AMPS, and the dividend rates for those periods will generally be determined by auction. Further description of the auction procedures can be found below under "The Auction" and in Article Twelve of the Amended and Restated Bylaws, which is attached as Appendix D to the Statement of Additional Information. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See "--Designation of Special Rate Periods" below.

     DIVIDEND PAYMENT DATES. Dividends on AMPS will be payable when, as and if declared by the Board, out of legally available funds in accordance with the Declaration, the Bylaws and applicable law. Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next business day, or as otherwise specified in the Amended and Restated Bylaws. The Fund, at its discretion, may establish dividend payment dates in respect of any special rate period of AMPS consisting of more than seven days for the Series M AMPS, Series W AMPS and Series F AMPS, and other than 28 days for the Series T AMPS and Series TH AMPS, provided that such dates shall be set forth in the notice of special rate period relating to such special rate period and certain other conditions are met.

     Dividends will be paid through the Depository Trust Company ("DTC") on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to members of DTC that will act on behalf of existing or potential holders of AMPS ("Agent Members"). These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as Agent Member.

     CALCULATION OF DIVIDEND PAYMENT. The Fund computes the dividend per share of each series of AMPS by multiplying the applicable rate for such series of shares in effect by a fraction. The numerator of this fraction will normally be seven for Series M AMPS, Series W AMPS and Series F AMPS, and 28 for Series T AMPS and Series TH AMPS (i.e., the number of days in the rate period) and the denominator will normally be 360. If the Fund has designated a special rate period, then the numerator will be the number of days in the special rate period, and the denominator will normally be 360. In either case, this rate is then multiplied by $25,000 to arrive at the dividend per share.

     Dividends on the AMPS will accumulate from the date of their original issue. For each dividend period after the initial rate period, the dividend rate will be the dividend rate determined at auction, except as provided in the Amended and Restated Bylaws. The dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

     The maximum applicable rate for any rate period will be the higher of the applicable percentage of the reference rate, or the applicable spread plus the reference rate. The reference rate for a regular rate period will be the applicable LIBOR Rate (as defined below). The reference rate for a special rate period will be the applicable LIBOR Rate (for a rate period of fewer than 365 days) or the Treasury Index Rate (as defined below) (for a rate period of 365 days or more). The applicable percentage and applicable spread for any rate period will generally be determined based on the higher of the credit rating or ratings assigned to the AMPS by Moody's and Fitch on the auction date for such period (as set forth in the table below). If Moody's and/or Fitch shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.

             MOODY'S CREDIT RATING   FITCH'S CREDIT RATING   APPLICABLE PERCENTAGE    APPLICABLE SPREAD
             ---------------------   ---------------------   ---------------------    -----------------
                      Aaa                     AAA                    125%                  125 bps
                  Aa3 to Aa1              AA- to AA+                 150%                  150 bps
                   A3 to A1                A- to A+                  200%                  200 bps
                 Baa3 to Baa1            BBB- to BBB+                250%                  250 bps
                  Below Baa3              Below BBB-                 300%                  300 bps

     The Fund will take all reasonable action necessary to enable Moody's and Fitch to provide ratings for each series of AMPS. If such ratings are not made available by Moody's or Fitch, the Fund, after consultation with the Underwriters or their affiliates and successors, will select one or more other rating agencies to act as substitute rating agencies.

     The "LIBOR Rate" is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable rate period for a series of AMPS. For a more detailed description, please see Article Twelve of the Amended and Restated Bylaws.

     The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable rate period for a series of AMPS. For a more detailed description, please see Article Twelve of the Amended and Restated Bylaws.

     Assuming the Fund maintains an Aaa/AAA rating on the AMPS, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:

                         MAXIMUM APPLICABLE RATE                                METHOD USED TO DETERMINE
                           USING THE APPLICABLE      MAXIMUM APPLICABLE RATE          THE MAXIMUM
       REFERENCE RATE           PERCENTAGE         USING THE APPLICABLE SPREAD       APPLICABLE RATE
       --------------    -----------------------   ---------------------------  ------------------------
             1%                    1.25%                      2.25%                      Spread
             2%                    2.50%                      3.25%                      Spread
             3%                    3.75%                      4.25%                      Spread
             4%                    5.00%                      5.25%                      Spread
             5%                    6.25%                      6.25%                      Either
             6%                    7.50%                      7.25%                    Percentage

     No later than 12:00 noon, New York City time, on each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. As specified in the Amended and Restated Bylaws, auctions will generally not be held if the Fund fails to make such deposit. In such a situation, dividends for the next dividend period would normally be paid at the maximum applicable rate. The Fund does not intend to establish any reserves for the payment of dividends.

     The Board of Trustees, after consultation with the Broker-Dealers, may adjust upward but not downward the applicable percentage or the applicable spread, which may have the effect of increasing the maximum applicable rate, without the vote or consent of the holders of AMPS, including each series, or any other shareholder of the Fund, but only with confirmation from each rating agency then rating the AMPS that such action will not impair such agency's then-current rating of the AMPS, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount test discussed below under "--Rating Agency Guidelines and Asset Coverage."

     RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. While the AMPS are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares or any other shares (other than the AMPS) of the Fund ranking junior to or on a parity with the AMPS (other than in additional common shares or rights to purchase common shares). In addition, the Fund generally may not call for redemption or redeem any of its common shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets on liquidation) or any other shares (other than the AMPS) of the Fund ranking junior to or on a parity with the AMPS. However, the Fund is not confined by the above restrictions if:

     - immediately after such transaction, (i) the discounted value of the Fund's portfolio (i.e., the aggregate value of the Fund's portfolio according to criteria set forth by each rating agency then rating the
          AMPS) would be equal to or greater than the Preferred Shares Basic Maintenance Amount, and (ii) the 1940 Act Preferred Shares Asset Coverage would be satisfied (see "--Rating Agency Guidelines and Asset Coverage" below);

     - full cumulative dividends on each series of AMPS due on or prior to the Fund's most recently ended dividend period have been paid or have been declared and sufficient funds for the payment thereof have been deposited with the auction agent; and

     - the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption.

     The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the AMPS unless the Fund has declared and paid in full cumulative or the same proportionate share of dividends on the AMPS through the most recent dividend payment date. When the Fund has not paid dividends in full upon a series of the AMPS through the most recent dividend payment date or upon any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with such series of AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on such series of AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on such series of AMPS and such other class or series of shares bear to each other.

     DESIGNATION OF SPECIAL RATE PERIODS. The Fund may, in certain situations, declare a special rate period on the AMPS. To declare a special rate period, the Fund will give notice (a "notice of special rate period") to the auction agent and to each Broker-Dealer. The notice will request that the next succeeding rate period for the AMPS be a number of days evenly divisible by seven and not to exceed five years as specified in such notice. The Fund may not request a special rate period unless sufficient clearing bids for the AMPS were made in the most recent auction. In addition, full cumulative dividends and any amounts due with respect to mandatory redemptions or optional redemptions must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special rate period will not impair such agency's then-current rating of the AMPS. The Fund may provide that, in order to redeem AMPS at the Fund's option during a special rate period, the Fund must pay to holders of the AMPS a "redemption premium" in addition to the redemption price per share of $25,000, plus an amount equal to the accumulated but unpaid dividends. A notice of special rate period will specify whether the shares of a particular series of AMPS will be subject to optional redemption during such special rate period and, if so, the redemption premium, if any, required to be paid by the Fund in connection with such optional redemption. Depending on market conditions, the Fund intends to declare a special rate period with respect to Series M AMPS, Series W AMPS and Series F AMPS shortly after the issuance of the AMPS. The length of such special rate period will be determined based on factors including but not limited to interest rate levels at such time.

     The Fund's declaration of a special rate period may affect the liquidity of your investment. A special rate period would typically be longer than a regular rate period, and you would be unable to sell AMPS in an auction for a corresponding longer period of time. If you sell your AMPS between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen. The risks described in this paragraph will become greater as the length of the special rate period increases.

VOTING RIGHTS

     Except as otherwise described in this prospectus and in the Statement of Additional Information or as otherwise set forth in the Declaration or the Bylaws or required by law, holders of AMPS will have equal voting rights with Common Shareholders and holders of any other preferred shares of the Fund (each class having one vote per share) and will vote together with Common Shareholders and any other preferred shares as a single class.

     Holders of outstanding preferred shares of the Fund, including AMPS, voting as a separate class, are entitled to elect two of the Fund's Trustees. The remaining Trustees are elected by Common Shareholders and holders of preferred shares, including AMPS, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on any outstanding preferred shares of the Fund, including AMPS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, the sole remedy of holders of the outstanding preferred shares of the Fund is that the number of Trustees constituting the Trustees will be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares as described above, would constitute a majority of the Trustees. The holders of preferred shares of the Fund will be entitled to elect such Trustees at a special meeting of holders of preferred shares held as soon as practicable and at all subsequent meetings at which Trustees are to be elected. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter pays in full (or otherwise provides for) all dividends payable on all outstanding preferred shares of the Fund, the special voting rights stated above will cease and the terms of office of the additional Trustees elected by the holders of the preferred shares will automatically terminate.

     Unless a higher percentage is provided for under the Declaration or the Bylaws or applicable law, the Fund will not, without the affirmative vote or consent of the holders of at least a majority (as defined in the 1940 Act) of the AMPS outstanding at the time (voting together as a separate class), except as noted below:

     (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to payment of dividends or the distribution of assets on liquidation, or authorize, create or issue additional shares of AMPS, unless, in each case, the Fund obtains written confirmation from Moody's (if Moody's is then rating
          AMPS) or Fitch (if Fitch is then rating AMPS) that such authorization, creation or issuance would not impair the rating then assigned by such rating agency to the AMPS, in which case the vote or consent of the holders of the AMPS is not required;

     (b) amend, alter or repeal the provisions of Section 12.1 of the Amended and Restated Bylaws if such amendment, alteration or repeal would affect adversely the preferences, rights or powers expressly set forth in the Declaration or the Bylaws of holders of a series of AMPS; or

     (c) authorize the Fund's conversion from a closed-end to an open-end investment company.

     For purposes of the foregoing, no matter shall be deemed adversely to affect any preference, right or power of a holder of AMPS unless such matter (i) adversely alters or abolishes any preferential right of the AMPS; (ii) creates, adversely alters or abolishes any right in respect of redemption of such shares; or (iii) creates or adversely alters (other than to abolish) any restriction on transfer applicable to such shares. To the extent not prohibited by the Declaration, the Bylaws or applicable law, if any action with respect to which holders of AMPS are granted voting rights under the Amended and Restated Bylaws would adversely affect the rights of one or more series of AMPS in a manner different from any other series of AMPS, the Fund will not approve any such action without the affirmative vote or consent of the holders of at least a majority (as defined in the 1940 Act) of the outstanding shares of each such affected series (each such affected series voting separately as a class). The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage, if any, of common shares and/or preferred shares necessary to authorize the action in question.

     Unless a higher percentage is provided for under the Declaration or the Bylaws or applicable law, the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment restrictions designated as fundamental under "Investment Restrictions" in the Statement of Additional Information and changes in the Fund's subclassification as a closed-end investment company. However, to the extent permitted by applicable law, no vote of Common Shareholders, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above.

     The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

     If a series of preferred shares other than the AMPS is issued in the future, it is anticipated that such series would have voting rights comparable to those described above.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

     In connection with the Fund's receipt of a rating of "Aaa" from Moody's and a rating of "AAA" from Fitch with respect to the AMPS, the Fund is required to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The Preferred Shares Basic Maintenance Amount equals the sum of (a) the aggregate liquidation preference of the preferred shares then outstanding (including the AMPS) and (b) certain accrued and projected payment obligations of the Fund, including without limitation any accrued and projected dividends on the preferred shares then outstanding (including the AMPS).

     Moody's and Fitch have each established separate guidelines for calculating discounted value. These guidelines specify discount factors that the Fund must apply to various types of securities in its portfolio for purposes of calculating whether the discounted value of the Fund's assets equals the Preferred Shares Basic Maintenance Amount (with the level of discount generally becoming greater as the credit quality of a security becomes lower). In addition, under the guidelines, certain types of securities (including securities in which the Fund may otherwise invest) are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Such ineligible securities may include, for example, certain privately placed debt securities (other than Rule 144A securities) and debt securities of certain non-U.S. issuers. Accordingly, although the Fund may invest in such securities to the extent set forth herein, it is currently anticipated that they will not constitute a significant portion of the Fund's portfolio under normal circumstances. The rating agency guidelines for calculating discounted value do not impose any limitations on the percentage of the Fund's assets that may be invested in ineligible assets, and the amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio.

     In addition, the Fund is required by the 1940 Act, as well as by the rating agency guidelines, to maintain asset coverage of at least 200% with respect to senior securities that are equity securities, including the AMPS ("1940 Act Preferred Shares Asset Coverage"). The Fund's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of April 16, 2004, the 1940 Act Preferred Shares Asset Coverage with respect to all of the Fund's preferred shares, assuming the issuance on that date of all AMPS offered hereby and giving effect to the deduction of the related offering costs and sales load estimated at $4,601,947, would have been computed as follows:


        Value of Fund assets less liabilities not
              constituting senior securities          =     $1,265,934,698      =      308.76%
       -------------------------------------------
       Senior securities representing indebtedness            $410,000,000
                           plus
         liquidation value of the preferred shares

     In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem AMPS as described under "--Redemption--Mandatory Redemption" below.

     In addition to the requirements described above, the rating agency guidelines impose restrictions on the Fund's use of certain financial instruments or investment techniques that the Fund might otherwise utilize. For example, the guidelines limit the use of certain hedging transactions such as futures contracts and options. The guidelines also limit the use of certain other investment techniques, including borrowing of money, short sales, and loans of portfolio securities. For a complete description of such restrictions, see Article Twelve of the Amended and Restated Bylaws, which is attached as Appendix D to the Fund's Statement of Additional Information.

     The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or Fitch, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the AMPS.

     As recently described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the AMPS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund, the Investment Advisor and Western Asset and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's common shares have not been rated by a nationally recognized statistical rating organization.

     A rating agency's guidelines will apply to the AMPS only so long as the rating agency is rating the shares. The Fund will pay certain fees to Moody's and Fitch for rating the AMPS. A more detailed description of how Moody's and Fitch calculate discounted value and the other limitations imposed by the rating agencies is contained in Article Twelve of the Amended and Restated Bylaws, which is attached as Appendix D to the Fund's Statement of Additional Information.

LIQUIDATION

     Subject to the rights of holders of any series or class or classes of shares ranking on a parity with AMPS with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund (whether voluntary or involuntary), the holders of AMPS then outstanding will be entitled to receive and to be paid, out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution will be made on the common shares or any other class of shares of the Fund ranking junior to the AMPS, an amount equal to the liquidation preference with respect to such AMPS ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. If such assets of the Fund are insufficient to make the full liquidation payment on the outstanding AMPS, no distribution shall be made on any shares of any other class or series of preferred shares ranking on a parity with the AMPS with respect to the distribution of assets upon such liquidation unless proportionate distributive amounts shall be paid on the AMPS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation. After the payment to the holders of AMPS of the full preferential amounts provided for as described herein, the holders of AMPS as such will have no right or claim to any of the remaining assets of the Fund.

     For purposes of the foregoing paragraph, a liquidation of the Fund does not include:

     - the sale of all or any portion of the property or business of the Fund;

     - the merger or consolidation of the Fund into or with any business trust or other entity; or

     - the merger or consolidation of any business trust or other entity into or with the Fund.

REDEMPTION

     MANDATORY REDEMPTION. The Fund is required to maintain (a) a discounted value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the 1940 Act Preferred Shares Asset Coverage. Eligible portfolio securities for the purposes of (a) above will be determined from time to time by the rating agencies then rating the AMPS. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agencies that rate the AMPS, the Fund must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the Trustees specify out of legally available funds in accordance with the Declaration, the Bylaws and applicable law, at the redemption price of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. In determining the number of AMPS required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the AMPS and any other preferred shares of the Fund subject to redemption or retirement. The mandatory redemption will be limited to the number of AMPS and any other preferred shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

     OPTIONAL REDEMPTION. The Fund, at its option, may redeem the AMPS, in whole or in part, out of legally available funds. Any optional redemption will occur on a dividend payment date at the optional redemption price per share of $25,000, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption, plus the premium, if any, specified in a special redemption provision. No AMPS may be redeemed if the redemption would cause the Fund to violate the 1940 Act. The Fund has the authority to redeem the AMPS for any reason and may redeem all or part of the outstanding AMPS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to Common Shareholders for any significant period of time than that obtainable if the common shares were unleveraged. The Fund may exercise such redemption option as to any series of AMPS and as to some or all of the shares of each series, subject to certain limitations. The optional redemption of shares of a series will, if less than all the shares of a series are redeemed, be made on a pro rata basis.

     The Fund will not make any optional redemption unless (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the AMPS by reason of the redemption of the AMPS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount (both before and after giving effect to such redemption).

     Notwithstanding the foregoing, if unpaid dividends exist with respect to shares of a series of AMPS (whether or not earned or declared), no shares of such series shall be redeemed (by either mandatory redemption or optional redemption) unless all outstanding shares of such series are simultaneously redeemed; provided, however, that this limitation will not apply to an otherwise lawful purchase or exchange offer made on the same terms to the holders of all outstanding shares of such series.

     Although the AMPS are subject to redemption under certain circumstances as described above and under "--Mandatory Redemption," the AMPS may not be redeemed at a shareholder's option at net asset value, unlike the shares of an open-end mutual fund.

                                   THE AUCTION

GENERAL

     Under Article Twelve of the Amended and Restated Bylaws, the applicable rate for the AMPS for each rate period after the initial rate period will generally be the rate that results from an auction conducted as set forth in the Amended and Restated Bylaws and summarized below. In such an auction, persons determine to hold or offer to sell AMPS regardless of the rate set by the auction or offer to purchase or sell AMPS based on specific dividend rates bid by them. See the Amended and Restated Bylaws for a more complete description of the auction process.

     AUCTION AGENCY AGREEMENT. The Fund will enter into an auction agency agreement with the auction agent (currently, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures set forth in the Amended and Restated Bylaws to determine the applicable rate for AMPS so long as the applicable rate for AMPS is to be based on the results of an auction.

     The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after such notice (30 days after such notice, if the auction agent has not been paid). If the auction agent should resign, the Fund will attempt to appoint another qualified institution to act as auction agent. The Fund may remove the auction agent provided that prior to such removal the Fund has entered into an agreement with a successor auction agent to perform substantially similar services.

     BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with one or more Broker-Dealers selected by the Fund that provide for the participation of those Broker-Dealers in auctions for AMPS ("Broker-Dealer Agreements").

     The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge that will generally be at the annual rate of 1/4 of 1% of the stated value ($25,000 per share) of the AMPS held by a Broker-Dealer's customers upon settlement in an auction.

     The Fund may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

     Prior to the submission deadline on each auction date for the AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of AMPS may submit the following types of orders with respect to AMPS to that Broker-Dealer:

     1. Hold Order--indicating its desire to hold AMPS without regard to the applicable rate for shares of such series for the next rate period.

     2. Bid--indicating its desire to purchase or hold the indicated number of AMPS at $25,000 per share if the applicable rate for shares of such series for the next rate period is not less than the rate specified in the bid. A bid order by an existing holder will be deemed an irrevocable offer to sell AMPS at $25,000 per share if the applicable rate for shares of such series for the next rate period is less than the rate specified in the bid.

     3. Sell Order--indicating its desire to sell AMPS at $25,000 per share without regard to the applicable rate for shares of such series for the next rate period.

     A beneficial owner of AMPS may submit different types of orders to its Broker-Dealer with respect to different AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a rate period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for the purposes of such offer, a potential holder as discussed below.

     A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of AMPS but that wishes to purchase AMPS or a beneficial owner that wishes to purchase additional AMPS. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase AMPS at $25,000 per share if the applicable rate for the next rate period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate on the auction date will not be accepted.

     The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. Unless otherwise permitted by the Fund, the Broker-Dealers will designate themselves as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will also designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided that it is not an affiliate of the Fund.

     There are sufficient clearing bids in an auction if the number of shares of a series of AMPS subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates equal to or lower than the maximum applicable rate for shares of such series is at least equal to the sum of the number of applicable AMPS subject to sell orders submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders and the number of applicable AMPS subject to bids specifying rates higher than the maximum applicable rate for shares of such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids, the applicable rate for the relevant AMPS for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids that, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in such existing holders and potential holders owning the relevant AMPS available for purchase in the auction.

     If there are not sufficient clearing bids, the applicable rate for the next rate period will be the maximum applicable rate on the auction date. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding AMPS are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be 90% of the reference rate (i.e., 90% of the applicable LIBOR Rate (for a rate period of fewer than 365 days) or Treasury Index Rate (for a rate period of 365 days or more)) for the AMPS.

     The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different from the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which currently provide for payment against delivery by their Agent Members in same-day funds.

     The auctions for AMPS will normally be held every seven days in the case of Series M AMPS, Series W AMPS and Series F AMPS, and every 28 days in the case of Series T AMPS and Series TH AMPS, and each subsequent rate period will normally begin on the following business day.

     The first auction for the Series M AMPS will be held on May 17, 2004, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for the Series M AMPS normally will be held every seven days thereafter, and each subsequent dividend period for the Series M AMPS normally will begin on the following business day.

     The first auction for the Series T AMPS will be held on June 8, 2004, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for the Series T AMPS normally will be held every 28 days thereafter, and each subsequent dividend period for the Series T AMPS normally will begin on the following business day.

     The first auction for the Series W AMPS will be held on May 19, 2004, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for the Series W AMPS normally will be held every seven days thereafter, and each subsequent dividend period for the Series W AMPS normally will begin on the following business day.

     The first auction for the Series TH AMPS will be held on June 24, 2004, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for the Series TH AMPS normally will be held every 28 days thereafter, and each subsequent dividend period for the Series TH AMPS normally will begin on the following business day.

     The first auction for the Series F AMPS will be held on May 21, 2004, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for the Series F AMPS normally will be held every seven days thereafter, and each subsequent dividend period for the Series F AMPS normally will begin on the following business day.

     If an auction date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the auction agent is not able to conduct an auction in accordance with the auction procedures for any such reason, then the dividend rate for the next dividend period will be the dividend rate determined on the previous auction date.

     If a dividend payment date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

     - the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

     - the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

     - the next dividend period will begin and end on the dates it would have begun and ended had such event not occurred and the dividend payment date had remained the scheduled date.

     The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS of a series and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

     Current Holder A                 Owns 500 shares, wants to sell all 500          Bid order of 2.1% rate for all
                                      shares if auction rate is less than 2.1%        500 shares

     Current Holder B                 Owns 300 shares, wants to hold      Hold        order--will take the
                                                                                      auction rate

     Current Holder C                 Owns 200 shares, wants to sell all 200          Bid order of 1.9% rate for all
                                      shares if auction rate is less than 1.9%        200 shares

     Potential Holder D               Wants to buy 200 shares                         Places order to
                                                                                      buy 200 shares at or above 2.0%

     Potential Holder E               Wants to buy 300 shares                         Places order to
                                                                                      buy 300 shares at or above 1.9%

     Potential Holder F               Wants to buy 200 shares                         Places order to buy 200
                                                                                      shares at or above 2.1%

     The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 2.0% (the offer by D). Therefore, the dividend rate will be 2.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

     The dividend rates used in the example above are hypothetical, and are not necessarily indicative of the rates that may be payable on the AMPS at any given time.

     For further description of the auction procedures, please see Article Twelve of the Amended and Restated Bylaws, which is attached as Appendix D to the Statement of Additional Information.

SECONDARY MARKET TRADING AND TRANSFER OF AMPS

     The Underwriters are not required to make a market in the AMPS. The Broker-Dealers (including the Underwriters) may maintain a secondary trading market for the AMPS outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for AMPS will develop or, if it does develop, that it will provide holders of AMPS with liquidity of investment. AMPS will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase AMPS in an auction (particularly if the Fund has declared a special rate period) should note that, because the dividend rate on such shares will be fixed for the length of that rate period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

     You may sell, transfer, or otherwise dispose of AMPS only in whole shares and only:

     - pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

     -    to a Broker-Dealer; or

     - to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your AMPS in the name of a Broker-Dealer, a sale or transfer of your AMPS to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing limitation if that Broker-Dealer remains the existing holder of the AMPS immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

                                 NET ASSET VALUE

     Net asset value per common share will be determined for the Fund as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. In the event that it is not practicable to calculate the Fund's net asset value on any business day for which a calculation is required, the Fund's net asset value for that day may be calculated subsequently. The New York Stock Exchange is normally closed on all national holidays and Good Friday. To calculate the Fund's net asset value per common share, the Fund's assets are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of common shares outstanding.

     Portfolio securities and other assets for which market quotations are readily available are valued at current market value as determined by pricing services, broker-dealer quotations or other approved methods. Securities with remaining maturities of 60 days or less are generally valued at amortized cost. Unless certain unusual circumstances occur (including those described in the following paragraph), fixed income securities for which daily market quotations are not readily available will, to the extent appropriate under the circumstances, be valued with reference to fixed income securities whose prices are more readily available and whose durations are comparable to those of the securities being valued.

     Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or persons acting at their direction. Because of time zone differences, non-U.S. exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange. The principal markets for fixed income securities also generally close prior to the close of the New York Stock Exchange. Consequently, values of non-U.S. investments and fixed income securities will be determined as of the earlier closing of such exchanges and markets. However, events affecting the values of such non-U.S. investments and fixed income securities may occasionally occur between the earlier closings of such exchanges and markets and the closing of the New York Stock Exchange that will not be reflected in the computation of the net asset value. If an event that is likely materially to affect the value of such investments occurs during such period, then such investments will be valued at fair value as determined in good faith by the Trustees or persons acting at their direction.

                        DESCRIPTION OF CAPITAL STRUCTURE

     The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by the Declaration. The Declaration provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Declaration authorizes an unlimited number of common shares of beneficial interest, and the Trustees have authorized 16,400 preferred shares of beneficial interest. Preferred shares (such as the AMPS) may be issued in one or more series, with such par value and with such rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. For a description of the AMPS, see "Description of AMPS." The following table shows the number of
(i) shares authorized and (ii) shares outstanding, for each class of authorized securities of the Fund as of April 16, 2004.

                                                   NUMBER         NUMBER HELD BY OR FOR          NUMBER
     TITLE OF CLASS                              AUTHORIZED       THE ACCOUNT OF THE FUND      OUTSTANDING
     --------------                              ----------       -----------------------      -----------
     Common Shares                                Unlimited                  0                 61,081,981
     AMPS
       Series M AMPS                                 3,280                   0                         0
       Series T AMPS                                 3,280                   0                         0
       Series W AMPS                                 3,280                   0                         0
       Series TH AMPS                                3,280                   0                         0
       Series F AMPS                                 3,280                   0                         0

     Common Shareholders are entitled to share equally in dividends declared by the Board of Trustees payable to Common Shareholders and in the net assets of the Fund available for distribution to Common Shareholders after payment of the preferential amounts payable to holders of any outstanding preferred shares of beneficial interest. Neither Common Shareholders nor holders of preferred shares have conversion rights or the right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the Common Shareholders.

     Pursuant to the Fund's Dividend Reinvestment Plan, any Common Shareholder whose shares are registered in its own name will have all dividends, including any capital gain dividends, reinvested automatically in additional common shares by Equiserve Trust Company, N.A. as agent for the Common Shareholders, unless the Common Shareholder elects to receive cash. The Fund and Equiserve Trust Company, N.A. reserve the right to amend or terminate the Dividend Reinvestment Plan.

     Common Shareholders will vote with the holders of any outstanding AMPS or other preferred shares on each matter submitted to a vote of Common Shareholders, except as described under "Description of AMPS--Voting Rights" and except as otherwise required by the Declaration, the Bylaws or applicable law.

     Shareholders of each class or series are entitled to one vote for each share held. Except as provided under "Description of AMPS--Voting Rights" and except as otherwise required by the Declaration, the Bylaws or applicable law, holders of preferred shares, including AMPS (voting as a separate class) are entitled to elect two Trustees, and the remaining Trustees will be elected by holders of common shares and preferred shares, voting as a single class.

     So long as any AMPS or any other preferred shares are outstanding, Common Shareholders will not be entitled to receive any dividends or other distributions from the Fund, unless at the time of such declaration (1) all accrued dividends on AMPS have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by "senior securities" (as defined in the 1940 Act), is at least 300% of the aggregate amount of senior securities representing indebtedness (to the extent any such senior securities are outstanding) and at least 200% of the aggregate amount of any senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the AMPS from rating agencies. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of AMPS--Dividends and Rate Periods--Restrictions on Dividends and Other Distributions."

     The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

     Common shares of the Fund commenced trading on the New York Stock Exchange on February 25, 2004. On April 16, 2004, the net asset value per common share was $14.09, and the closing price per common share on the New York Stock Exchange was $14.90.

OTHER ISSUES RELATING TO THE AMPS

     Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares of beneficial interest as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither Common Shareholders nor holders of preferred shares have pre-emptive rights to purchase any AMPS or any other preferred shares that the Fund may issue.

         ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire, and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, subject to any voting powers of Common Shareholders or holders of preferred shares, the Declaration provides that a Trustee may be removed only for cause and only (1) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, at a meeting called for the purpose, or (2) by at least seventy-five percent (75%) of the remaining Trustees.

     As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means a Trustee who either (1) has been a member of the Board for a period of at least thirty-six months (or since immediately after the initial registered public offering of the Fund's common shares, if less than thirty-six months); (2) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board; or
(3) prior to the sale of the common shares pursuant to an initial public offering only, serves as a Trustee.

     The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including common and preferred shares) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or sale or transfer of Fund assets, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholder authorization would not be required by the Declaration, but might be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. The Declaration also requires the approval of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees for certain extraordinary distributions from the Fund to shareholders. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the Statement of Additional Information for a more detailed summary of these provisions.

     The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Bylaws.

     The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The provisions of the Declaration described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

     The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which are on file with the Securities and Exchange Commission.

     Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Common shares of a closed-end investment company frequently trade at prices lower than net asset value. The Fund's Board of Trustees will regularly monitor the relationship between the market price and net asset value of the common shares.

     If the Fund converted to an open-end company, it would be required to redeem all preferred shares (including the AMPS) then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would likely no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. The Fund expects that it would pay all such redemption requests in cash, but reserves the right to pay redemption requests in securities or through a combination of cash and securities. If such full or partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. The Fund reserves the right to impose a sales load on its shares if it converts into an open-end investment company. If the Fund converted into an open-end company, the differences in risks and operational requirements between closed-end and open-end investment companies could affect the Fund's ability to achieve its investment objectives. Conversion to an open-end investment company would also require a shareholder vote under certain circumstances. See "Anti-Takeover and Other Provisions in the Declaration of Trust."

     Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's common shares should trade at a substantial discount for an extended period of time, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                   TAX MATTERS

     The following federal income tax discussion is based on the advice of Ropes & Gray LLP, counsel to the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

     The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

     In order for any portion of any distributions to holders of AMPS to be eligible to be treated as capital gain dividends, the AMPS must be treated as equity for federal income tax purposes. Based in part on certain representations made by the Fund to Ropes & Gray LLP relating to the lack of any present intention to redeem or purchase AMPS at any time in the future, it is the opinion of Ropes & Gray LLP that the AMPS will constitute equity for federal income tax purposes. This opinion relies in part on a published ruling of the IRS stating that certain auction rate preferred stock similar in many material respects to the AMPS represents equity. The opinion of Ropes & Gray LLP represents only its best legal judgment and is not binding on the IRS or the courts. If the IRS were to assert successfully that variable rate preferred stock such as the AMPS should be treated as debt for federal income tax purposes, all distributions on AMPS, including distributions designated by the Fund as capital gain dividends, would be taxable as ordinary income. Ropes & Gray LLP has advised the Fund that, should the IRS pursue in court the position that the AMPS should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail.

     To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of its preferred shares, must qualify for the dividends-paid deduction. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between and among its common shares and any series of outstanding preferred shares of beneficial interest (including AMPS) issued by the Fund in proportion to the total dividends paid to each class during the year in which the income is realized. In certain circumstances, the IRS could take the position that dividends paid on the preferred shares constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction. The Fund believes this position, if asserted, would be unlikely to prevail.

     If at any time when preferred shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem or purchase preferred shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes. The Fund may have to dispose of portfolio securities to generate cash for such redemptions, which may result in transaction expenses and gain at the Fund level and in further distributions.

     The Fund's investments in certain debt obligations (including U.S. TIPS) may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any federal income tax liability under the Code.

     The Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Whether distributions of capital gains are taxed as ordinary income or capital gains is determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of net gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

     Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

     The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods, of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010. In order for a foreign investor to qualify for exemption from the back-up withholding-tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Please see "Tax Matters" in the Statement of Additional Information for additional information about backup withholding tax rates.

     If, in connection with the designation of a special rate period, (i) the Fund provides in a notice of special rate period that the Fund may redeem all or part of a series of AMPS and that upon such redemption the holders of that series of AMPS may receive a premium in addition to receipt of a redemption price per share equal to the sum of $25,000 plus an amount equal to the accumulated but unpaid dividends thereon during the whole or any part of the special rate period, (ii) based on all the facts and circumstances at the time of the designation of the special rate period the Fund is more likely than not to redeem such series of AMPS during the special rate period, and (iii) the premium to be paid upon redemption during such special rate period exceeds a specified de minimis amount, it is possible that the holders of such series will be required to accrue the premium as a dividend (to the extent of the Fund's earnings and profits).

     This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax adviser as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

                                  UNDERWRITING

     Subject to the terms and conditions stated in a purchase agreement dated May 5, 2004, each Underwriter has agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of AMPS set forth opposite the name of such Underwriter.

                                                                         NUMBER OF AMPS
                                                       -------------------------------------------------------
                 UNDERWRITER                           SERIES M    SERIES T   SERIES W    SERIES TH   SERIES F
                 -----------                           --------    --------   --------    ---------   --------
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated                             1,804       1,804      1,804       1,804       1,804
     Legg Mason Wood Walker, Incorporated                   984         984        984         984         984
     A.G. Edwards & Sons, Inc.                              492         492        492         492         492
                                                       --------    --------   --------    ---------   --------
                 Total                                    3,280       3,280      3,280        3,280      3,280
                                                       ========    ========   ========    =========   ========

     The purchase agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to other conditions, including without limitation the receipt by the Underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of "Aaa" and "AAA" ratings on the AMPS by Moody's and Fitch, respectively, as of the time of the offering. The Underwriters are obligated to purchase all the AMPS if they purchase any of the AMPS. In the purchase agreement, the Fund, the Investment Advisor and Western Asset have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriters may be required to make for any of those liabilities.

     The Underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not in excess of $137.50 per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price of the AMPS. After the initial public offering, the Underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased on or before May 7, 2004.

     The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be Underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

     The Fund anticipates that the Underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

     The principal business address of Merrill Lynch is 4 World Financial Center, New York, New York 10080. The principal business address of Legg Mason Wood Walker, Incorporated is 100 Light Street, Baltimore, Maryland 21202. The principal business address of A.G. Edwards & Sons, Inc. is 1 North Jefferson Avenue, St. Louis, Missouri 63103.

     The settlement date for the purchase of the AMPS will be May 7, 2004, as agreed upon by the Underwriters, the Fund, the Investment Advisor and the Investment Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                   CUSTODIAN AND TRANSFER AGENT; AUCTION AGENT

     The custodian of the assets of the Fund is State Street Bank & Trust Company, 150 Newport Avenue AFB/4N, North Quincy, Massachusetts 02171. The custodian performs custodial and certain fund accounting services.

     The Bank of New York serves as the auction agent, transfer agent, registrar, divided paying agent and redemption agent for the AMPS.

     EquiServe, 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund's transfer agent, registrar, and dividend disbursing agent for the Fund's common shares, as well as agent for the Fund's Dividend Reinvestment Plan for common shares.

                                  LEGAL MATTERS

     Certain legal matters in connection with the AMPS offered hereby will be passed upon for the Fund by Ropes & Gray LLP, New York, New York, and for the underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Massachusetts law on the opinion of Ropes & Gray LLP.

                              AVAILABLE INFORMATION

     The Fund is subject to certain informational requirements under the federal securities laws and in accordance therewith is required to file reports, proxy statements and other information with the United States Securities and Exchange Commission (the "SEC"). Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

     Additional information regarding the Fund and the AMPS is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the SEC. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

     A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                                PAGE
                                                                                ----
Use of Proceeds                                                                       1
Investment Objectives and Policies                                                    1
Investment Restrictions                                                              40
Management of the Fund                                                               44
Investment Advisor, Investment Manager and Administrator                             54
Portfolio Transactions                                                               59
Distributions                                                                        60
Description of Shares                                                                61
Additional Information Concerning the Auctions for AMPS                              62
Anti-Takeover and Other Provisions in the Declaration of Trust                       64
Repurchase of Common Shares; Conversion to Open-End Fund                             66
Tax Matters                                                                          68
Performance-Related, Comparative and Other Information                               75
Proxy Voting Policies and Procedures                                                 76
Custodian, Transfer Agent and Dividend Paying Agent                                  76
Independent Accountants                                                              77
Counsel                                                                              77
Registration Statement                                                               77
Financial Statements                                                                 77
Appendix A--Description of Securities Ratings                                       A-1
Appendix B--Proxy Voting Policies and Procedures                                    B-1
Appendix C--Procedures for Shareholders to Submit Nominee Candidates                C-1
Appendix D--Article 12 of the Amended and Restated Bylaws                           D-1

================================================================================

[Western Logo]                                                   [Claymore Logo]

                                  $410,000,000

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                           PROTECTED SECURITIES FUND 2

                TAXABLE AUCTION MARKET PREFERRED SHARES ("AMPS")
                             3,280 SHARES, SERIES M
                             3,280 SHARES, SERIES T
                             3,280 SHARES, SERIES W
                             3,280 SHARES, SERIES TH
                             3,280 SHARES, SERIES F

                    LIQUIDATION PREFERENCE $25,000 PER SHARE


                                   ----------
                                   PROSPECTUS
                                   ----------


                               MERRILL LYNCH & CO.

                             LEGG MASON WOOD WALKER
                                  INCORPORATED

                                 A.G. EDWARDS

                                 MAY 5, 2004

================================================================================

   WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 5, 2004

     Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the "Fund") is a recently organized, diversified, closed-end management investment company.

     This Statement of Additional Information relating to the Series M Taxable Auction Market Preferred Shares, Series T Taxable Auction Market Preferred Shares, Series W Taxable Auction Market Preferred Shares, Series TH Taxable Auction Market Preferred Shares and Series F Taxable Auction Market Preferred Shares of the Fund (collectively, the "AMPS") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating thereto dated
May 5, 2004 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 1-800-345-7999. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission (the "SEC"). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
USE OF PROCEEDS                                                                1
INVESTMENT OBJECTIVES AND POLICIES                                             1
INVESTMENT RESTRICTIONS                                                       40
MANAGEMENT OF THE FUND                                                        44
INVESTMENT ADVISOR, INVESTMENT MANAGER AND ADMINISTRATOR                      54
PORTFOLIO TRANSACTIONS                                                        59
DISTRIBUTIONS                                                                 60
DESCRIPTION OF SHARES                                                         61
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS                       62
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST                63
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND                      66
TAX MATTERS                                                                   68
PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION                        75
PROXY VOTING POLICIES AND PROCEDURES                                          76
CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT                           76
INDEPENDENT ACCOUNTANTS                                                       76
COUNSEL                                                                       76
REGISTRATION STATEMENT                                                        77
FINANCIAL STATEMENTS                                                          77
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS                               A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES                            B-1
APPENDIX C - PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES        C-1
APPENDIX D - ARTICLE 12 OF THE AMENDED AND RESTATED BYLAWS                   D-1

                                 USE OF PROCEEDS

The net proceeds of the offering of AMPS of the Fund will be approximately $405,398,053 after payment of the offering costs and sales load.

     The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below and in the Prospectus. It is presently anticipated that the Fund will use the net proceeds of the offering to purchase U.S. Treasury Inflation Protected Securities ("U.S. TIPS") and other investments that meet the Fund's investment objectives and policies and/or to repay certain currently outstanding reverse repurchase agreements or other leverage. Pending such use, it is anticipated that the net proceeds of the offering will be invested in short-term investment grade securities.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

INFLATION-INDEXED BONDS

Under normal market conditions, the Fund will invest at least 80% of its total managed assets in U.S. TIPS. U.S. TIPS are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers, calculated with a three-month lag). The Consumer Price Index for All Urban Consumers ("CPI-U") calculated by the U.S. Department of Treasury for the first day of each calendar month is the CPI-U for the third preceding calendar month. For example, the CPI-U used for April 1 in any year is the CPI-U for January of that year, which is reported in February. The factor used to calculate the principal amount of a U.S. TIPS each day is determined by a linear interpolation between the CPI-U for the first day of the month and the CPI-U on the first day of the next month.

     The U.S. Treasury currently issues U.S. TIPS in only ten-year maturities, although it is possible that U.S. TIPS with other maturities will be issued in the future. U.S. TIPS have previously been issued with maturities of five, ten and thirty years. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds a U.S. TIPS, the Fund may earn less on the security than on a conventional bond. For more information about certain risks relating to investments in U.S. TIPS, see "Risks--General Risks of Investing in the Fund--Risks Relating to U.S. TIPS" in the Fund's Prospectus.

The Fund may invest in inflation-indexed securities with other structures or characteristics as such securities become available in the market. Most other issuers, including non-U.S. governments, their agencies or instrumentalities, and corporations, currently pay out the Consumer Price Index accruals as part of a semi-annual coupon. It is currently expected that other types of inflation-indexed securities would have characteristics similar to those described above.

     In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on U.S. inflation-indexed bonds. For federal income tax purposes, any increase in the principal amount of an inflation-indexed bond will be original issue discount which is taxable as ordinary income in the year accrued, even though investors do not receive their principal, including any increases thereto, until maturity. See "Tax Matters--Original Issue Discount and Payment-in-Kind Securities" below. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in U.S. inflation-indexed bonds may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

CORPORATE BONDS

The Fund may invest in a wide variety of U.S. dollar-denominated debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund may invest up to 20% of its total managed assets in bonds or other instruments that are below investment grade quality (as defined in the Prospectus) at the time of purchase. See "-Lower Grade Securities ("Junk Bonds")" below.

The Fund's investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this Statement of Additional Information and the Prospectus, including interest rate risk, credit risk, lower grade and unrated securities risk, issuer risk, smaller company risk, foreign risk, inflation risk and management risk.

COMMERCIAL PAPER

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund's investment objectives and policies, including unrated commercial paper for which Western Asset Management Company ("Western Asset"), the Fund's investment manager, has made a credit quality assessment. See Appendix A to this Statement of Additional Information for a description of the ratings assigned by Moody's Investor Services, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P") and Fitch Ratings ("Fitch") to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

PREFERRED STOCK

     Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. As described below, the Fund may invest in preferred stocks that pay fixed or adjustable rates of return. The value of a company's preferred stock may fall as a result of factors relating directly to that company's products or services. A preferred stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred stockholders are generally paid dividends and liquidation proceeds only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

     FIXED RATE PREFERRED STOCKS. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks. The Fund may also invest in fixed rate preferred stocks other than perpetual preferred stocks and sinking fund preferred stocks.

     ADJUSTABLE RATE AND AUCTION PREFERRED STOCKS. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide usually for mandatory redemption prior to expiration of the credit arrangement. In addition, no redemption can usually occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

EQUITY SECURITIES

     The Fund may directly or indirectly invest its assets in equity securities. Among other risks, prices of equity securities generally fluctuate more than those of other securities. The Fund may experience a substantial or complete loss on an individual stock. These risks may affect a single issuer, industry or section of the economy or may affect the market as a whole.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities, which are bonds, debentures, notes or other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. Western Asset will generally evaluate these instruments based on their debt characteristics.

     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.

     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of convertible securities may tend to cushion the securities against declines in the price of the underlying asset. However, the income component of convertible securities will typically cause fluctuations in the value of such securities based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. See "-Lower Grade Securities ("Junk Bonds")" below.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives.

     The Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.

BANK OBLIGATIONS

     Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

     Subject to the Fund's limitation on concentration in the securities of issuers in a particular industry or group of industries, the Fund may invest without limit in U.S. dollar-denominated obligations of foreign banks. Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "-Foreign (Non-U.S.) Securities" below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, to the extent the Fund holds indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

     The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry or group of industries (see "Investment Restrictions"). For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations currently require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. The Fund reserves the right to treat the corporate borrower as the issuer of such participations to the extent permitted by applicable law, regulations or SEC staff interpretations or orders in the future.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what Western Asset believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of funds or assets.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on Western Asset's research in an attempt to avoid situations where fraud or misrepresentations could adversely affect the Fund.

ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES

     Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (PIKs) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates and perceived credit quality of the issuer to a greater degree than are

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other types of securities having similar maturities and credit quality. As discussed above in connection with inflation-indexed bonds, the distribution requirements applicable to regulated investment companies require that the Fund distribute 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. As a result, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund, even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

LOWER GRADE SECURITIES ("JUNK BONDS")

The Fund may invest up to 20% of its total managed assets in bonds or other instruments that are below investment grade quality at the time of purchase. Such investments may include debt securities not rated Baa by Moody's or BBB by S&P or Fitch or higher, or securities that are unrated but judged to be of comparable quality by Western Asset. These securities are sometimes referred to as "high yield" securities or "junk bonds."

     Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Western Asset seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Western Asset's research and analysis when investing in high yield securities.

     A general description of Moody's, S&P's, and Fitch's ratings of securities is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Western Asset does not rely solely on credit ratings when selecting securities for the Fund and develops its own independent analysis of issuer credit quality. Because of this, the Fund's performance may depend more on Western Asset's own credit analysis than in the case of a fund investing in higher-rated securities.

     The Fund is not required to dispose of a security in the event that a rating agency or Western Asset downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Western Asset may consider such factors as Western Asset's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

FOREIGN (NON-U.S.) SECURITIES

     The Fund may invest in U.S. dollar-denominated debt obligations of foreign issuers, including foreign corporate issuers, foreign banks (see "-Bank Obligations" above), foreign governments and their respective sub-divisions, agencies and instrumentalities, government-sponsored enterprises, international agencies and supra-national government entities. The Fund does not currently anticipate holding non-U.S. dollar-denominated investments, but reserves the flexibility to invest, from time to time, in debt instruments denominated in foreign currencies (of both developed and "emerging market" countries) upon the recommendation of Western Asset.

     The U.S. dollar-denominated foreign securities in which the Fund may invest include, among others, Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

     The Fund may also invest in American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

     The Fund also may invest in U.S. dollar-denominated Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

     Brady Bonds may be collateralized or uncollateralized and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

     To the extent the Fund invests in non-U.S. instruments, the following guidelines will apply in determining the Fund's net asset value. The values of such securities and investments are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their discretion may determine in computing net asset value. Because of time zone differences, non-U.S. exchanges and securities markets and non-U.S. currency markets will usually be closed prior to the time of closing of the New York Stock Exchange. Consequently, the values of non-U.S. securities and investments will be determined as of the earlier closing of such exchanges and markets. Events affecting the values of such non-U.S. securities and investments may occasionally occur between the earlier closings of such exchanges and markets and the closing of the New York Stock Exchange that will not be reflected in the computation of the net asset value. If an event that is likely materially to affect the value of such securities or investments occurs during such period, then such securities or investments will be valued at fair value as determined in good faith by the Trustees or persons acting at their discretion.

     EMERGING MARKET SECURITIES. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of developing (or "emerging market") countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

     PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities ("PERLs"(SM)) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     PERFORMANCE INDEXED PAPER. Performance indexed paper ("PIPs"(SM)) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     The Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of Western Asset to forecast interest rates and other economic factors correctly. See "-Mortgage Pass-Through Securities" below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See "-Collateralized Mortgage Obligations ("CMOs")" below.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (the "GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the "FNMA") or the Federal Home Loan Mortgage Corporation (the "FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions (see "Investment Restrictions") by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. The issuer of a CMO may elect to be treated as a real estate mortgage investment conduit (a "REMIC"), a pass-through vehicle created to issue multi-class mortgage-backed securities. The characteristics of and risks relating to REMICs are substantially similar to those of CMOs.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a DE FACTO breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

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     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds (the "Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (the "Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "-Stripped Mortgage-Backed Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed illiquid.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBSs") are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBSs are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped securities may be more volatile and less liquid than that for other securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

     Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid.

     OTHER ASSET-BACKED SECURITIES. Similarly, Western Asset expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Fund may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. Consistent with the Fund's investment objectives and policies, Western Asset also may invest in other types of asset-backed securities.

     Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

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VARIABLE AND FLOATING RATE SECURITIES

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

     A floater may be considered to be leveraged in an economic sense to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. However, the Fund does not currently consider floaters to be "leverage" for purposes of its policy on the amount of leverage it may incur or for purposes of calculating total managed assets. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values. With respect to purchasable variable and floating rate instruments, Western Asset will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

EVENT-LINKED BONDS

     The Fund may invest in "event-linked bonds." Event-linked bonds, which are sometimes referred to as "catastrophe bonds," are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

REAL ESTATE INVESTMENT TRUSTS

     Real estate investment trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Code, a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it generally distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs, and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

     While the Fund will not generally invest in real estate directly, to the extent it invests in REITs, it may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

     In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts, or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940, and the rules and regulations thereunder, each as amended from time to time (the "1940 Act"). The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. The Fund may invest in certain "special purpose" REITs that invest their assets in specific real estate sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject, in addition to the foregoing risks, to the risks associated with adverse developments in any such sectors.

     The Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions which constitute a return of capital to shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

     The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate liquid assets as required by the 1940 Act and SEC staff orders and interpretations thereunder.

     The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness, see "-Loan Participations and Assignments." Participation interests in revolving credit facilities will be subject to the limitations discussed in "-Loan Participations and Assignments." Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Fund's investment restriction relating to the lending of funds or assets by the Fund.

DERIVATIVE INSTRUMENTS

     In pursuing its investment objectives, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") to add leverage to the portfolio, for hedging purposes, for duration management or as part of its overall investment strategy. For example, the Fund may use derivatives in an attempt to protect against possible changes in the market value of the Fund's portfolio resulting from trends in the bond markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. The Fund also may enter into swap agreements with respect to interest rates, securities indexes and other assets and measures of risk or return. The Fund may also use other types of instruments that are currently available or that may be introduced in the future, including other types of options, futures contracts or futures options, provided that their use is consistent with the Fund's investment objectives.

     The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of Western Asset to forecast interest rates and other economic factors correctly. If Western Asset incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

     The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If Western Asset incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and due to the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

     OPTIONS ON SECURITIES, SWAP AGREEMENTS AND INDEXES. The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will generally write call options and put options only if they are "covered." In the case of a call option on a debt obligation or other security, the option is "covered" if the Fund owns the security underlying the call, segregates cash or other liquid assets in the amount of the security's value or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated on the Fund's records) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is "covered" if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. The Fund may also cover options that it writes using other permitted methods.

     If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Transaction costs must also be included in these calculations. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money." The Fund may also cover straddles that it writes using other permitted methods.

     For more information regarding options on swap agreements, see "-Swap Agreements" below.

     OVER-THE-COUNTER ("OTC") OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all. In addition, OTC options are considered illiquid by the SEC.

     RISKS ASSOCIATED WITH OPTIONS ON SECURITIES, SWAP AGREEMENTS AND INDEXES. There are several risks associated with transactions in options on securities, swap agreements and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may invest in interest rate futures contracts and options thereon ("futures options"). The Fund may also purchase and sell futures contracts on corporate debt obligations (to the extent they are available), U.S. Government securities and other market measures, as well as purchase put and call options on such futures contracts.

     A futures contract on an index or interest rate or other market measure is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index or interest rate or other market measure at the close of the last trading day of the contract and the price at which the index or interest rate contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, among others:
U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call futures option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     Futures contracts and futures options generally are standardized and traded on a U.S. or other exchange, board of trade or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. The Fund may cover a straddle in several ways including the following. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

     LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

     Segregation of assets to cover the Fund's obligations under futures contracts and related options will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. The Fund may also cover its obligations using other permitted methods not described above.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Matters."

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     SWAP AGREEMENTS. The Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. The Fund may also enter into options on swap agreements ("swap options"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may use interest rate caps, floors and collars to a substantial degree in connection with its leveraging strategies. See "-Certain Interest Rate Swap Transactions" below. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may use swap agreements to add leverage to the portfolio. The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of liquid assets or other permitted means. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities or borrowings.

     Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objectives will depend on Western Asset's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. Swap agreements of the type the Fund will enter into are generally exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     CERTAIN INTEREST RATE SWAP TRANSACTIONS. As described above, the Fund may enter into interest rate swaps and caps. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund's variable rate payment obligation on AMPS or any variable rate borrowing or other form of leverage with a variable cost. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the common shares of beneficial interest of the Fund ("Common Shares") as a result of the Fund's investments and capital structure, and may also use these instruments for other hedging or investment purposes. Such transactions involve costs, however, and may not be successful.

CREDIT DEFAULT SWAPS

     The Fund may enter into credit default swap contracts for investment purposes and to add leverage to the portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total managed assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS

     The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market, such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. The Fund may use structured notes to add leverage to the portfolio and for investment as well as risk management purposes, such as to reduce the interest rate sensitivity of the Fund's portfolio (and thereby decrease the Fund's exposure to interest rate risk). Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, by reducing the duration of the Fund's portfolio, structured notes may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline). Because structured notes of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying investments.

     The Fund may invest in other types of "hybrid" instruments which combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products.

U.S. GOVERNMENT SECURITIES

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value or market price of the Fund's shares. Some U.S. Government securities, such as U.S. TIPS and Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See "--Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities." Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

MUNICIPAL BONDS

     The Fund may invest in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Western Asset to be reliable), is exempt from federal income taxes ("municipal bonds"), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

Municipal bonds share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

     The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. When-issued, delayed delivery or forward commitment transactions may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

REPURCHASE AGREEMENTS

     For the purposes of maintaining liquidity and achieving income or otherwise, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Western Asset will monitor the creditworthiness of the counterparties.

BORROWING

     The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund may from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

     Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing and other senior securities) is at least 300% of the principal amount of such borrowing. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, such asset coverage test is satisfied. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the holders of AMPS (the "AMPS Holders"), and other holders of preferred shares of the Fund, if any, to elect a majority of the Trustees of the Fund.

     As described elsewhere in this section and in the Prospectus, the Fund also may enter into certain transactions, including reverse repurchase agreements, credit default swap contracts and other derivative instruments that can constitute a form of borrowing or financing transaction by the Fund. The Fund may enter into these transactions in order to add leverage to the portfolio. See "The Fund's Objectives, Strategies and Investments" in the Prospectus. The Fund may (but is not required to) cover its commitment under these instruments by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. To the extent these instruments are so covered, (1) they will not be considered "senior securities" under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund and (2) investments in these instruments (other than reverse repurchase agreements and dollar roll transactions) will not be considered leverage for purposes of the Fund's policy on the amount of leverage it may incur or considered "leverage" for purposes of calculating the Fund's total managed assets. Although this Statement of Additional Information describes certain permitted methods of segregating assets or otherwise "covering" such transactions for these purposes, such descriptions are not complete. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements and economically similar transactions in order to add leverage to the portfolio or for hedging or cash management purposes. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund may (but is not required to) segregate liquid assets, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to the Fund's limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund's total assets less liabilities (other than the borrowings and other senior securities). Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

     The Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security.

DOLLAR ROLLS

     A "dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction the Fund sells a security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer or other party with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) if applicable, be collateralized by the same types of underlying mortgages and be issued by the same agency and be part of the same program; (2) have a similar original stated maturity; (3) have identical net coupon rates; (4) have similar market yields (and therefore price); and (5) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets, such transactions would be subject to the Fund's restrictions on borrowings.

     Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon Western Asset's ability to predict interest rates and prepayments correctly. There is no assurance that dollar rolls can be successfully employed.

SHORT SALES

     The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

ILLIQUID SECURITIES

     The Fund may invest up to 20% of its total managed assets in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs. In addition, restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

PORTFOLIO TRADING AND TURNOVER RATE

Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Western Asset believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

A change in the securities held by the Fund is known as "portfolio turnover." Western Asset manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by
(b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

WARRANTS TO PURCHASE SECURITIES

     The Fund may invest in warrants to purchase debt or equity securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

SECURITIES LOANS

     Subject to the Fund's "Investment Restrictions" listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets (including such loans). The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by Western Asset to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received only in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with all regulatory requirements, including the requirements of the 1940 Act and the New York Stock Exchange. The Fund may pay fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Trustees.

PARTICIPATION ON CREDITORS COMMITTEES

     The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when Western Asset believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

COLLATERALIZED BOND OBLIGATIONS

     The Fund may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

MEZZANINE INVESTMENTS

     The Fund may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

PROJECT LOANS

     The Fund may invest in project loans, which are fixed income securities of issuers whose revenues are primarily derived from mortgage loans to multi-family, nursing home and other real estate development projects. The principal payments on these mortgage loans will be insured by agencies and authorities of the U.S. Government.

SHORT-TERM INVESTMENTS / TEMPORARY DEFENSIVE STRATEGIES

     Upon Western Asset's recommendation, for temporary defensive purposes and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its total managed assets in high-quality, short-term debt instruments. Such investments may prevent the Fund from achieving its investment objectives.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Fund may (except as noted below):

     (1) Borrow money, make loans or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

     (2) Not invest 25% or more of its total assets in a particular industry or group of industries. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities will not be considered to represent an industry.

     (3) Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

     (4) Purchase or sell commodities, commodities contracts, futures contracts and related options, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

     The fundamental investment limitations set forth above restrict the Fund's ability to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by the Fund, to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As such, these limitations of the 1940 Act are not "fundamental;" that is, the limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

     Fundamental Investment Restriction (1). Under the 1940 Act, the Fund may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). For more information on leverage and the risks relating thereto, see "The Fund's Objectives, Strategies and Investments" and "Risks - General Risks of Investing in the Fund - Leverage Risk" in the Prospectus.

     The 1940 Act also restricts the ability of any closed-end fund to lend. Under the 1940 Act, the Fund may only make loans if expressly permitted to do so by the Fund's investment policies, and the Fund may not make loans to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits the Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Fund may, however, make other loans which if made would expose shareholders to additional risks, such as the failure of the other party to repay the loan. The Fund retains the flexibility to make loans to the extent permitted by its investment policies, other than loans of securities, which will be limited to 33 1/3% of the Fund's total assets.

     The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, dollar rolls, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund's assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund (or, as the case may be, the 200% asset coverage requirement applicable to preferred shares).

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

     The AMPS are a senior security. See the Prospectus under the heading "Description of Capital Structure" for more information.

     Fundamental Investment Restriction (2). If the Fund were to invest 25% or more of its total assets in a particular industry or group of industries, investors would be exposed to greater risks because the Fund's performance would be largely dependent on the performance of that industry or industries. For purposes of this limitation, the Fund may invest 25% or more of its total assets in certificates of deposit, banker's acceptances or other obligations issued by domestic branches of U.S. or foreign banks for temporary defensive purposes or in order to keep the Fund fully invested. The Fund's industry concentration policy does not preclude it from investing 25% or more of its total assets in issuers in a group of industries (such as different types of technology issuers) for temporary defensive purposes or in order to keep the Fund fully invested, including during the period during which the net proceeds of the offering are being invested.

     Fundamental Investment Restriction (3). The 1940 Act prohibits a diversified closed-end fund from underwriting securities in excess of 25% of its total assets.

     Fundamental Investment Restriction (4). This restriction would permit investment in commodities, commodities contracts (e.g., futures contracts or related options), options, forward contracts or real estate to the extent permitted under the 1940 Act. However, it is unlikely that the Fund would make such investments, other than the use of futures contracts and related options, options, forward contracts and certain real estate-related instruments as explained in the Prospectus and this Statement of Additional Information. The Fund, however, would like the ability to consider using these investment techniques in the future. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

The restrictions listed above are fundamental policies of the Fund. Except as described herein, the Fund, as a fundamental policy, may not alter these policies without the approval of the holders of a majority of the outstanding Common Shares and any preferred shares (including AMPS) voting together as a single class, and of the holders of a majority of the outstanding preferred shares (including AMPS) voting as a separate class. For purposes of the foregoing, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

     Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information and the Prospectus) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by Western Asset to be of comparable quality), or change in the percentage of the Fund's assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment. In the event that rating agencies assign different ratings to the same security, Western Asset will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     Under normal market conditions, the Fund will invest at least 80% of its total managed assets in U.S. TIPS (as defined in the Prospectus). So long as and to the extent it is required by applicable law, the Fund will not change the policy described in the foregoing sentence unless it provides shareholders with at least 60 days' written notice of such change. For purposes of such 80% test, the Fund will consider instruments, including synthetic instruments, U.S. TIPS if, in the judgment of Western Asset, they have economic characteristics similar to U.S. TIPS.

     As a diversified investment company under the 1940 Act, the Fund currently may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     The Fund does not currently intend to invest for the purposes of obtaining control of an issuer. However, through its purchase of the securities of an issuer for investment purposes, the Fund may obtain control of an issuer. For example, if an issuer's debt securities are converted into equity securities as part of the issuer's plan of reorganization following bankruptcy, the Fund may hold an interest in the issuer that gives it control of the issuer.

     It is a condition of the issuance of the AMPS that they be issued with a credit quality rating of "Aaa" from Moody's and "AAA" from S&P and Fitch. In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on holders of Common Shares ("Common Shareholders") or its ability to achieve its investment objectives. Moody's and Fitch receive fees in connection with their ratings issuances.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The business of the Fund is managed under the general direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.

     The Trustees and officers of the Fund, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, CA 91101.

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                           TERM OF OFFICE AND  PRINCIPAL OCCUPATION(S)    FUND COMPLEX
                          POSITION(S)          LENGTH OF        DURING THE PAST FIVE       OVERSEEN BY     OTHER DIRECTORSHIPS
   NAME AND AGE(1)       WITH THE FUND        TIME SERVED              YEARS                 TRUSTEE         HELD BY TRUSTEE
   ---------------       -------------        -----------              -----                 -------         ---------------
                                                      INDEPENDENT TRUSTEES

Peter Erichsen          Trustee and        Term expires in     Vice President, General          2         Trustee of Western
Age: 47                 Chairman of the    2006; served        Counsel and Secretary of                   Asset/Claymore U.S.
                        Trustees           since January 2004  the J. Paul Getty Trust                    Treasury Inflation
                        (2) (3)                                (2001-present); Governor                   Protected Securities
                                                               of the Philadelphia                        Fund (2003-present).
                                                               Stock Exchange
                                                               (1999-present); Chairman
                                                               of the Philadelphia
                                                               Stock Exchange's Audit
                                                               Committee
                                                               (1999-present).
                                                               Formerly: Vice President
                                                               and General Counsel of
                                                               the University of
                                                               Pennsylvania (1997-2001).

Ronald A. Nyberg        Trustee            Term expires in     Founding partner of              3         Trustee of
Age: 50                 (2) (3)            2006; served        Nyberg & Gustafson, a                      MBIA/Claymore
                                           since January 2004  law firm specializing in                   Managed Duration
                                                               corporate law, estate                      Investment Grade
                                                               planning and business                      Municipal Fund
                                                               transactions                               (2003-present);
                                                               (2000-present).                            Trustee of Advent
                                                               Formerly: Executive Vice                   Claymore Convertible
                                                               President, General                         Securities & Income
                                                               Counsel and Corporate                      Fund (2003-present);
                                                               Secretary of Van Kampen                    Trustee of Dreman/
                                                               Investments, an                            Claymore Dividend &
                                                               investment advisory firm                   Income Fund
                                                               (1982-1999).                               (2003-present);
                                                                                                          Trustee of Western
                                                                                                          Asset/Claymore U.S.
                                                                                                          Treasury Inflation
                                                                                                          Protected Securities
                                                                                                          Fund (2003-present).

Ronald E. Toupin, Jr.   Trustee            Term expires in     Formerly: Vice                   3         Trustee of
Age: 45                 (2) (3)            2007; served        President, Manager and                     MBIA/Claymore
                                           since January 2004  Portfolio Manager of                       Managed Duration
                                                               Nuveen Asset Management,                   Investment Grade
                                                               an investment advisory                     Municipal Fund
                                                               firm (1998-1999), Vice                     (2003-present);
                                                               President and Portfolio                    Trustee of Advent
                                                               Manager of Nuveen                          Claymore Convertible
                                                               Investment Advisory                        Securities & Income
                                                               Corporation, an                            Fund (2003-present);
                                                               investment advisory firm                   Trustee of Dreman/
                                                               (1992-1999), Vice                          Claymore Dividend &
                                                               President and Manager of                   Income Fund
                                                               Nuveen Unit Investment                     (2003-present);
                                                               Trusts (1991-1998) and                     Trustee of Western
                                                               Assistant Vice President                   Asset/Claymore U.S.
                                                               and Portfolio Manager of                   Treasury Inflation
                                                               Nuveen Unit Trusts                         Protected Securities
                                                               (1988-1990), each of                       Fund (2003-present).
                                                               John Nuveen & Company,
                                                               Inc. (1982-1999).

                                                       INTERESTED TRUSTEES

Nicholas Dalmaso        Trustee            Term expires in     Senior Managing Director         3         Trustee of
Age: 38                                    2005; served        and General Counsel of                     MBIA/Claymore
(4)                                        since January 2004  Claymore Securities,                       Managed Duration
                                                               Inc. (2001-present) and                    Investment Grade
                                                               Claymore Advisors, LLC                     Municipal Fund
                                                               (2003-present); Vice                       (2003-present);
                                                               President and Assistant                    Director of Flaherty
                                                               Secretary of Flaherty &                    & Crumrine/Claymore
                                                               Crumrine/Claymore                          Preferred Securities
                                                               Preferred Securities                       Income Fund, Inc.
                                                               Income Fund, Inc.                          (2002-present);
                                                               (2002-present) and                         Director of Flaherty
                                                               Flaherty &                                 & Crumrine/Claymore
                                                               Crumrine/Claymore Total                    Total Return Fund,
                                                               Return Fund, Inc.                          Inc. (2003-present);
                                                               (2003-present); Manager                    Trustee of Advent
                                                               of Claymore Fund                           Claymore Convertible
                                                               Management Company LLC                     Securities & Income
                                                               (2002-present); Vice                       Fund (2003-present);
                                                               President of Boyar Value                   Trustee of Dreman/
                                                               Fund (2003-present).                       Claymore Dividend &
                                                               Formerly: Assistant                        Income Fund
                                                               General Counsel of John                    (2003-present);
                                                               Nuveen and Company, Inc.                   Trustee of Western
                                                               (1999-2001); Vice                          Asset/Claymore U.S.
                                                               President and Associate                    Treasury Inflation
                                                               General Counsel of Van                     Protected Securities
                                                               Kampen Investments                         Fund (2003-present).
                                                               (1992-1999).

Randolph L. Kohn        Trustee and        Term expires in     President, Western               2         Trustee of Western
Age: 57                 President          2007; served        Asset/Claymore U.S.                        Asset/Claymore U.S.
(5)                                        since January       Treasury Inflation                         Treasury Inflation
                                           2004 (6)            Protected Securities Fund                  Protected Securities
                                                               (2003-present). Formerly:                  Fund (2003-present).
                                                               Director, Global Client
                                                               Services and Marketing,
                                                               Western Asset Management
                                                               Company (1984-2002);
                                                               Director (1996-2001) and
                                                               Chairman (2000-2001),
                                                               Arroyo Seco, Inc.;
                                                               Director of Marketing,
                                                               American Express Asset
                                                               Management (1982-1984);
                                                               Director of Marketing,
                                                               First Asset Management
                                                               (1979-1982); Marketing
                                                               Executive, Kemper
                                                               Financial Services
                                                               (1975-1979).

                                                          OFFICERS

Gregory B. McShea       Vice President     Served since        Head of Compliance,             N/A                 N/A
Age: 37                                    January 2004        Western Asset Management
                                           (6)                 Company (2003-present);
                                                               Vice President, Western
                                                               Asset/Claymore U.S.
                                                               Treasury Inflation
                                                               Protected Securities
                                                               Fund (2003-present).
                                                               Formerly: Associate
                                                               General Counsel and
                                                               Compliance Director,
                                                               Private Client Group,
                                                               Legg Mason Wood Walker,
                                                               Incorporated, a
                                                               brokerage firm ("LMWW")
                                                               (1997-2003).

Marie K. Karpinski      Treasurer          Served since        Vice President, LMWW            N/A                 N/A
Age: 55                                    January 2004        (1992-present); Vice
                                           (6)                 President and Treasurer
100 Light Street                                               of all Legg Mason retail
Baltimore, MD 21202                                            funds, open-end
                                                               investment companies
                                                               (1986-present); Vice
                                                               President and Treasurer
                                                               of Legg Mason Charles
                                                               Street Trust, Inc., an
                                                               open-end investment
                                                               company (1998-present);
                                                               Treasurer and Principal
                                                               Financial and Accounting
                                                               Officer of Pacific
                                                               American Income Shares,
                                                               Inc. (closed-end
                                                               investment company)
                                                               (2001-present), Western
                                                               Asset Funds, Inc.
                                                               (1990-present) and
                                                               Western Asset Premier
                                                               Bond Fund (2001-present)
                                                               and Western
                                                               Asset/Claymore U.S.
                                                               Treasury Inflation
                                                               Protected Securities
                                                               Fund (2003-present).
                                                               Formerly: Assistant
                                                               Treasurer of Pacific
                                                               American Income Shares,
                                                               Inc. (1988-2001).

Erin K. Morris          Assistant          Served since        Assistant Vice President        N/A                 N/A
Age: 37                 Treasurer          January 2004        of LMWW (2002-present);
                                           (6)                 Assistant Treasurer of
100 Light Street                                               Legg Mason Income Trust,
Baltimore, MD 21202                                            Inc., Legg Mason Cash
                                                               Reserve Trust, Legg
                                                               Mason Tax Exempt Trust,
                                                               Inc. (open-end
                                                               investment companies),
                                                               Legg Mason Tax-Free
                                                               Income Fund, Pacific
                                                               American Income Shares,
                                                               Inc., Western Asset
                                                               Funds, Inc. and Western
                                                               Asset Premier Bond Fund
                                                               (2001-present) and
                                                               Western Asset/Claymore
                                                               U.S. Treasury Inflation
                                                               Protected Securities
                                                               Fund (2003-present);
                                                               Manager, Fund
                                                               Accounting, LMWW
                                                               (2000-present).
                                                               Formerly: Assistant
                                                               Manager, Fund
                                                               Accounting, LMWW
                                                               (1993-2000).

Steven M. Hill          Assistant          Served since        Vice President, Claymore        N/A                 N/A
Age: 39                 Treasurer          January 2004        Advisors, LLC and
                                           (6)                 Claymore Securities,
210 N. Hale Street                                             Inc. (2003-present);
Wheaton, IL 60187                                              Chief Financial Officer
                                                               and Treasurer,
                                                               Dreman/Claymore Dividend
                                                               & Income Fund
                                                               (2004-present).
                                                               Formerly: Treasurer,
                                                               Henderson Global Funds
                                                               and Operations Manager,
                                                               Henderson Global
                                                               Investors (North
                                                               America) Inc.
                                                               (2002-2003); Vice
                                                               President and Investment
                                                               Analyst, Nuveen
                                                               Investments/FrontPoint
                                                               Partners LLC
                                                               (1999-2002); Chief
                                                               Financial Officer,
                                                               Skyline Asset
                                                               Management, LP (1999);
                                                               Assistant Treasurer, Van
                                                               Kampen Mutual Funds and
                                                               Vice President of
                                                               Finance, Van Kampen
                                                               Investments (1989-1999).

Heidemarie Gregoriev    Secretary          Served since        Vice President and              N/A                 N/A
Age: 32                                    May 2004            Assistant General
                                                               Counsel, Claymore Advisors,
                                                               LLC and Claymore Securities,
                                                               Inc. (2004-present); Legal
                                                               Counsel, Henderson Global
                                                               Investors (North America)
                                                               Inc. and Assistant Secretary
                                                               (2001-2004) and Chief Legal
                                                               Officer (2003-2004) of Henderson
                                                               Global Funds; Attorney, Gardner,
                                                               Carton & Douglas, 1997-2001.


Richard Sarhaddi        Assistant          Served since        Assistant Vice President,       N/A                 N/A
Age: 30                 Secretary          May 2004            Claymore Advisors, LLC and
                                                               Claymore Securities, Inc.
                                                               (2004-present); Editor, CCH
                                                               Incorporated (2003-2004)

----------

     (1) It is expected that upon completion of the offering of the AMPS, Michael Larson will be elected by the current Trustees to serve as a Trustee. Mr. Larson serves as Chief Investment Officer for William H. Gates III (1994-present). In addition, Mr. Larson is a director of Pan American Silver Corp., a silver mining, development and exploration company (1999-present) and is also a director of Extend America, Inc., a telecommunications company (2002-present).

(2) Member of the Audit Committee of the Board of Trustees.

     (3) Member of the Governance and Nominating Committee of the Board of Trustees.

     (4) Mr. Dalmaso may be deemed an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund on the basis of his position as an officer of Claymore Advisors, LLC (the "Investment Advisor"), the Fund's investment advisor, and his ownership of an interest therein.

     (5) Mr. Kohn is an "interested person" (as defined above) of the Fund on the basis of his former employment with Western Asset and certain of its affiliated entities (as disclosed above), his position as President of the Fund and his ownership of certain shares of common stock of Legg Mason, Inc., Western Asset's parent company.

     (6) Each officer shall hold office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

As of December 31, 2003, no Trustee beneficially owned securities of the Fund or securities of any registered investment companies overseen or to be overseen by the Trustee in the same "family of investment companies" as the Fund.

     As of December 31, 2003, no Trustee who is not an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and none of his or her family members, had beneficial or record ownership in securities of an investment adviser or principal underwriter of the Fund, or an entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

     The Fund's Board of Trustees has established an Audit Committee and a Governance and Nominating Committee, each currently comprised of Messrs. Erichsen, Nyberg and Toupin. Mr. Nyberg currently chairs the Governance and Nominating Committee. Mr. Toupin currently chairs the Audit Committee. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and practices of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit and approves all significant services proposed to be performed by those accountants on behalf of the Fund. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. It is the policy of the Governance and Nominating Committee to consider nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Governance and Nominating Committee are set forth in Appendix C to this Statement of Additional Information. Because the Fund has only recently been organized, neither the Board of Trustees nor any Committees held meetings in 2003.

As of April 16, 2004, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

Except as noted above, none of the independent Trustees has ever been a director, officer, or employee of, or a consultant to, the Investment Advisor, Western Asset, any one or more of the Underwriters or any one or more affiliates of any of the foregoing. As indicated in the table above, each officer of the Fund, except Ms. Gregoriev, Mr. Sarhaddi and Mr. Hill, is affiliated with Western Asset. Ms. Gregoriev, Mr. Sarhaddi and Mr. Hill are affiliated with the Investment Advisor.

In accordance with the Fund's staggered board (see "Anti-Takeover and Other Provisions in the Declaration of Trust"), the Common Shareholders and the AMPS Holders, if any, of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of shareholders. If any AMPS are outstanding, AMPS Holders, voting as a separate class, will elect two Trustees and the remaining Trustees shall be elected by Common Shareholders and AMPS Holders, voting together as a single class. AMPS Holders will be entitled to elect a majority of the Fund's Trustees under certain circumstances.

Officers and Trustees of the Fund who are affiliated persons of the Fund, the Investment Advisor, Western Asset or one or more of the Underwriters receive no salary or fees from the Fund. Each other Trustee of the Fund receives a fee of $8,000 annually for serving as a Trustee of the Fund, and a fee of $1,000 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Trustees receives an additional $1,500 per year for serving in that capacity. Audit Committee members receive $500 for each meeting, and the Audit Committee Chairman receives an additional $1,500 annually. Other committee members receive $500 per meeting.

It is estimated that the Trustees will receive the amounts set forth in the following table for the fiscal year ending December 31, 2004 from the Fund. For the calendar year ended December 31, 2003, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the "Fund Complex."

                                                                                                    TOTAL COMPENSATION
                                                                                                  FROM THE FUND COMPLEX
                           ESTIMATED COMPENSATION         PENSION OR                             PAID TO THE TRUSTEES FOR
                           FROM THE FUND FOR THE      RETIREMENT BENEFITS    ESTIMATED ANNUAL       THE CALENDAR YEAR
                             FISCAL YEAR ENDING       ACCRUED AS PART OF      BENEFITS UPON        ENDING DECEMBER 31,
    NAME OF TRUSTEE          DECEMBER 31, 2004*          FUND EXPENSES          RETIREMENT                2003**
    ---------------          ------------------          -------------          ----------                ------
                                                   INDEPENDENT TRUSTEES

Peter Erichsen                    $ 16,000                    N/A                   N/A                  $ 5,953
Ronald Nyberg                     $ 14,500                    N/A                   N/A                  $ 5,408
Ronald E. Toupin, Jr.             $ 16,000                    N/A                   N/A                  $ 5,953

                                                    INTERESTED TRUSTEES

Nicholas Dalmaso                  $      0                    N/A                   N/A                      N/A
Randolph L. Kohn                  $      0                    N/A                   N/A                      N/A

----------
* Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year.

** Six funds (including the Fund) are considered to be in the same "Fund Complex" as the Fund. This column does not include estimated compensation from the Fund.

The Fund has no employees. Its officers are compensated by Western Asset or, in the case of Ms. Gregoriev, Mr. Sarhaddi and Mr. Hill, Claymore Securities, Inc., an affiliate of the Investment Advisor.

SHAREHOLDERS

As of April 16, 2004, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date and, except as noted below, no other person owned of record or, to the knowledge of the Fund, owned beneficially 5% or more of any class of shares of the Fund.


                                                                                     PERCENTAGE OF THE FUND'S OUTSTANDING
                                                                                                    SHARES
        SHAREHOLDER                               NUMBER OF COMMON SHARES                    AS OF APRIL 16, 2004
        -----------                               -----------------------                    --------------------
        Merrill Lynch, Pierce, Fenner & Smith                  21,607,018                                  35.37%
        Safekeeping
        4 Corporate Place
        Piscataway, NJ 08854

        Legg Mason Wood Walker, Inc.                            8,834,385                                  14.46%
        100 Light Street
        Baltimore, MD 21202

        A.G. Edwards & Sons, Inc.                               5,278,555                                   8.64%
        2801 Clark Street, 25th Floor
        St. Louis, MO 63103

        RBC Dain Rauscher Inc.                                  3,822,065                                   6.36%
        513 Marquette Avenue South
        Minneapolis, MN 55402


     It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of a "controlling" shareholder, and it may be possible for such matters to be approved by a controlling shareholder without the affirmative vote of any other shareholders.

            INVESTMENT ADVISOR, INVESTMENT MANAGER AND ADMINISTRATOR

INVESTMENT ADVISOR

     Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., a financial services holding company, serves as investment advisor to the Fund pursuant to an advisory agreement (the "Investment Advisory Agreement") between it and the Fund.

The Investment Advisor, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Investment Advisor, the investment activities of the Fund. The Investment Advisor also provides, or oversees the provision of, periodic reports on the investment performance of the Fund to the Board of Trustees.

Subject to the control of the Trustees, the Investment Advisor also manages, supervises or conducts certain of the business affairs of the Fund, provides bookkeeping and certain clerical services (or subcontracts for such services) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Investment Advisor.

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay the Investment Advisor an annual advisory fee, payable on a monthly basis, at the annual rate of .60% of the Fund's average weekly assets for the services it provides. "Average weekly assets" means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "average weekly assets," neither the liquidation preference of any preferred shares (including the AMPS) outstanding nor any liabilities associated with any instruments or transactions used to leverage the Fund's portfolio (whether or not such instruments or transactions are "covered" as described in the Prospectus) is considered a liability. With respect to reverse repurchase or dollar roll transactions, "average weekly assets" includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment advisory fee described above, all expenses not assumed by the Investment Advisor or Western Asset, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Fund, interest charges, taxes, brokerage commissions, listing fees, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, transfer or servicing agents and administrators, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

INVESTMENT MANAGER

Western Asset, a wholly owned subsidiary of Legg Mason, Inc., a publicly traded financial services holding company, serves as investment manager for the Fund pursuant to a investment management agreement (the "Investment Management Agreement") between the Investment Advisor and Western Asset. Under the Investment Management Agreement, subject always to the control of the Trustees and the supervision of the Investment Advisor, Western Asset's obligation is to furnish continuously an investment program for the assets in the Fund, to make investment decisions with respect to such assets and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund. Under the Investment Management Agreement, the Investment Advisor pays a portion of the fees it receives from the Fund to Western Asset in return for Western Asset's services in the aggregate amount of .27% of the Fund's average weekly assets.

As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish Western Asset, without cost, in connection with such brokerage transactions, certain research, statistical and quotation services of value to Western Asset or its affiliates in advising the Fund or its other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

CERTAIN TERMS OF THE INVESTMENT ADVISORY AGREEMENT AND THE INVESTMENT MANAGEMENT AGREEMENT. The Investment Advisory Agreement and the Investment Management Agreement were approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of Western Asset and/or the Investment Advisor, as applicable). Each of the Investment Advisory Agreement and the Investment Management Agreement will continue in force with respect to the Fund for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Western Asset and/or the Investment Advisor (as applicable) or the Fund, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Advisory Agreement and the Investment Management Agreement automatically terminates on assignment. The Investment Advisory Agreement may be terminated on 60 days' written notice by the Investment Advisor to the Fund or by the Fund to the Investment Advisor. The Investment Management Agreement may be terminated on 60 days' written notice by

Western Asset to the Investment Advisor, or by the Fund at any time by notice to each of Western Asset and the Investment Advisor.

Each of the Investment Advisory Agreement and the Investment Management Agreement provides that the Investment Advisor or Western Asset, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     TRUSTEE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT AND THE INVESTMENT MANAGEMENT AGREEMENT. The Board of Trustees, including a majority of the independent Trustees, considered and approved the Investment Advisory Agreement and the Investment Management Agreement at an in-person meeting held on January 20, 2004.

INVESTMENT ADVISORY AGREEMENT

     In arriving at their decision to approve the Investment Advisory Agreement, the Trustees, assisted by their independent counsel, met with representatives of the Investment Advisor and Western Asset and reviewed information prepared by the Investment Advisor and Western Asset and materials provided by Fund counsel. As part of their review, the Trustees first took note of the fact that the Investment Advisor was newly organized, did not have any experience in providing investment management services and would delegate all responsibility for furnishing a continuous investment program for the Fund, and making investment decisions with respect to the Fund's assets, to Western Asset. The Trustees then examined the Investment Advisor's ability to provide investment oversight, administrative and shareholder services to the Fund. As part of this examination, the Trustees considered the experience and qualifications of the personnel of the Investment Advisor that would be performing, or overseeing the performance of, the services to be provided to the Fund; Claymore Securities, Inc.'s provision of administrative and shareholder services to other funds; and the needs of the Fund for administrative and shareholder services.

     In addition, the Trustees reviewed, with respect to all of the Investment Advisor's responsibilities under the Investment Advisory Agreement, information regarding the nature, cost, scope and anticipated quality of the services provided to the Fund and its shareholders under the Investment Advisory Agreement. The Trustees were also provided with information regarding other fees to be paid by the Fund or other parties in connection with the offering of the Fund's Common Shares, including certain fees payable to Western Asset and Claymore Securities, Inc. (as described in the Prospectus) and certain fees to be paid to Merrill Lynch, Pierce, Fenner & Smith Incorporated by the Investment Advisor for ongoing after-market services. The Trustees also examined the investment advisory fees paid to investment advisors of, and expense ratios of, comparable funds investing primarily in U.S. TIPS and certain other products available from Western Asset for investments in U.S. TIPS, and noted that the advisory fee to be paid by the Fund was 0.05% higher than that of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund. The Trustees also noted the greater complexities in purchasing fixed income securities of below investment grade quality, including in particular emerging markets debt instruments. The Trustees also considered the Fund's hedging strategies and its use of leverage, as well as the level of skill required to manage the Fund.

     The Trustees further evaluated potential benefits of the advisory relationship to the Investment Advisor, including the direct and indirect benefits that the Investment Advisor may receive from its relationship with the Fund. In this regard, the Trustees took into account services provided by Claymore Securities, Inc., an affiliate of the Investment Advisor, to the Fund as a principal underwriter with respect to the initial public offering of the Fund's Common Shares and other distribution services. The Trustees noted the fact that, because the advisory fees paid to the Investment Advisor by the Fund are based on the Fund's average weekly assets, including assets represented by preferred shares (including the AMPS) and other leverage, the Investment Advisor has a financial incentive for the Fund to issue preferred shares (including the AMPS) and incur other leverage, which may create a conflict of interest between the Investment Advisor and the Fund's shareholders.

     In arriving at a decision to approve the Investment Advisory Agreement, the Trustees, including the independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Investment Advisory Agreement, including the investment advisory fees, in light of all of the surrounding circumstances. Based upon their review, the Trustees, including all of the independent Trustees, determined, in the exercise of their business judgment, that approval of the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.

INVESTMENT MANAGEMENT AGREEMENT

     In arriving at their decision to approve the Investment Management Agreement, the Trustees, assisted by their independent counsel, met with representatives of the Investment Advisor and Western Asset and reviewed information prepared by the Investment Advisor and Western Asset and materials provided by Fund counsel. As part of their review, the Trustees examined Western Asset's ability to provide investment management services to the Fund. The Trustees were provided with information on the investment philosophy and research and decision-making processes of Western Asset; the investment management fees charged by advisors of certain other Funds investing primarily in U.S. TIPS and certain other products available from Western Asset for investments in U.S. TIPS; the Fund's hedging strategies and its use of leverage; and the level of skill required to manage the Fund. Based on the foregoing, the Trustees concluded that Western Asset's investment process, research capabilities and philosophy were well suited to the Fund given the Fund's investment objectives and policies.

     In addition, the Trustees reviewed information regarding the nature, cost, scope and anticipated quality of the services provided to the Fund and its shareholders under the Investment Management Agreement.

     The Trustees further evaluated potential benefits of the advisory relationship to Western Asset, including the direct and indirect benefits that Western Asset may receive from its relationship with the Fund. In this regard, the Trustees took into account services provided by affiliates of Western Asset to the Fund, including services provided by Legg Mason Wood Walker, Incorporated as a principal underwriter with respect to the initial public offering of the Fund's Common Shares and the engagement of Legg Mason Fund Adviser, Inc. (the "Administrator") as the Fund's administrator. The Trustees noted the fact that, because the advisory fees paid to Western Asset by the Investment Advisor are based on the Fund's average weekly assets, including assets represented by preferred shares (including the AMPS) and other leverage, Western Asset has a financial incentive for the Fund to issue preferred shares (including the AMPS) and incur other leverage, which may create a conflict of interest between Western Asset and the Fund's shareholders.

     In arriving at a decision to approve the Investment Management Agreement, the Trustees, including the independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Investment Management Agreement, including the investment advisory fees, in light of all of the surrounding circumstances. Based upon their review, the Trustees, including all of the independent Trustees, determined, in the exercise of their business judgment, that approval of the Investment Management Agreement was in the best interest of the Fund and its shareholders.

ADMINISTRATIVE SERVICES

     Pursuant to an Administrative Services Agreement between the Fund and the Administrator, an affiliate of Western Asset, the Administrator performs or arranges for the performance of certain administrative and accounting functions for the Fund, including: (i) oversight of the maintenance of the Fund's books and records which are maintained by the Fund's custodian and the Fund's transfer agent; (ii) calculation and publication of the Fund's net asset value daily;
(iii) preparation of financial information for the Fund's reports to shareholders; (iv) preparation of all tax returns to be filed by the Fund; (v) oversight, or preparation, of performance calculations, expense budgets and expense ratios and the Fund's periodic dividends and distributions; (vi) preparation of reports required by any stock exchange on which the Fund's shares are listed; (vii) preparation and filing of Forms N-SAR and N-CSR; (viii) preparation, or arranging for the preparation, of ratings agencies' asset coverage tests with respect to the issuance of preferred securities (as needed); and (ix) oversight of any stock purchase or dividend reinvestment program authorized by the Fund. In consideration of the services provided by the Administrator, the Fund will pay the Administrator a fee, paid monthly, at an annual rate of $125,000.

CODES OF ETHICS

     The Fund, the Investment Advisor and Western Asset have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. Text-only versions of the codes of ethics may be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                             PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS AND PORTFOLIO TRANSACTIONS

     The Investment Advisor has delegated to Western Asset the responsibility for making investment decisions for the Fund. Investment decisions for the Fund and for the other investment advisory clients of Western Asset are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by Western Asset, including accounts of employees and affiliates. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by Western Asset is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by Western Asset. Western Asset may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     Western Asset places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund and buys and sells such securities, options, futures and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, Western Asset uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Western Asset, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisors. Consistent with this practice, Western Asset may receive research services from many broker-dealers with which Western Asset places the Fund's portfolio transactions. Western Asset may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to Western Asset in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund to Western Asset is not reduced because Western Asset and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, Western Asset may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in such Act) to Western Asset an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Fund may use broker-dealers that are affiliates (or affiliates of affiliates) of the Fund, the Investment Advisor and/or Western Asset.

                                  DISTRIBUTIONS

     See "Description of AMPS - Dividends and Rate Periods" and "Description of Capital Structure" in the prospectus for information related to distributions made to AMPS Holders.

     For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, among the Common Shares, the Series M AMPS, the Series T AMPS, the Series W AMPS, the Series TH AMPS and the Series F AMPS in proportion to total dividends paid to each class for the year in which such capital gain or other taxable income is realized.

     While any AMPS are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accrued dividends on AMPS have been paid, (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by "senior securities" (as defined in the 1940 Act), is at least 300% of the aggregate amount of senior securities representing indebtedness (to the extent any such senior securities are outstanding) and at least 200% of the aggregate amount of any senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis), (3) the Fund has redeemed the full number of AMPS and any other preferred shares outstanding required to be redeemed by any provision for mandatory redemption, and (4) other requirements imposed by any rating agencies rating any AMPS issued by the Fund have been met.

     These latter limitations on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

     The Fund has paid dividends, in the amount of $0.06875 per Common Share, on April 30, 2004.

                              DESCRIPTION OF SHARES

COMMON SHARES

The Fund's Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares currently outstanding have been issued without par value. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares currently outstanding have been fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust - Shareholder Liability" below, are non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's AMPS are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on AMPS have been paid, asset coverage (as defined in the 1940 Act) with respect to AMPS and senior securities representing indebtedness (to the extent any such senior securities are outstanding) would be at least 200% and 300%, respectively, after giving effect to such distributions, and other requirements imposed by any rating agencies rating any AMPS issued by the Fund have been met. See "-AMPS" below. See "Description of AMPS - Dividends and Rate Periods - Restrictions on Dividends and Other Distributions," "Description of AMPS - Rating Agency Guidelines and Asset Coverage" and "Description of Capital Structure" in the Prospectus.

The Common Shares are listed on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of

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closed-end investment companies like the Fund that invest primarily in investment grade debt obligations have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. See "Repurchase of Common Shares; Conversion to Open-End Fund" below and the Fund's Prospectus under "Repurchase of Fund Shares; Conversion to Open-End Fund."

AMPS

     See "Description of AMPS" and "Description of Capital Structure" in the Prospectus for information relating to the AMPS. Revised Article 12 set forth in the Fund's Amended and Restated Bylaws (the "Amended and Restated Bylaws"), which establishes many of the terms of the AMPS, is set forth in its entirety in Appendix C to this Statement of Additional Information.

                        ADDITIONAL INFORMATION CONCERNING
                              THE AUCTIONS FOR AMPS

GENERAL

     AUCTION AGENCY AGREEMENT. The Fund will enter into an auction agency agreement with the auction agent (currently, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures set forth in the Amended and Restated Bylaws for purposes of determining the applicable rate for AMPS so long as the applicable rate for such shares is to be based on the results of an auction.

     BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more broker-dealers that have entered into a separate agreement with the auction agent (each, a "Broker-Dealer"). The auction agent will enter into broker-dealer agreements with one or more Broker-Dealers selected by the Fund that provide for the participation of those Broker-Dealers in auctions for AMPS.

     SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as securities depository for the agent members with respect to each series of AMPS. One certificate for each series of the AMPS will be registered in the name of Cede & Co., as nominee of DTC. Such certificates will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of AMPS contained in the Bylaws. Prior to the commencement of the right of AMPS Holders to elect a majority of the Fund's Trustees, as described under "Description of AMPS - Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all AMPS, and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "agent member") in AMPS, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this Statement of Additional Information forms a part.

AUCTION AGENT

     The auction agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement.

     The auction agent may rely, as evidence of the identities of the existing AMPS Holders, upon the auction agent's registry of existing holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction" in the Prospectus, and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

     The auction agent may terminate the auction agency agreement upon notice to the Fund on a date no earlier than 60 days after such notice (30 days after such notice, if the auction agent has not been paid). If the auction agent should resign, the Fund will attempt to appoint a successor auction agent. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into an agreement with a successor auction agent to perform substantially similar services.

BROKER-DEALERS

     After each auction for shares of each series of AMPS, the auction agent will pay to each Broker-Dealer, from funds provided by the Fund, a service charge that will generally be at the annual rate of 1/4 of 1% of the stated value ($25,000) of the AMPS held by such Broker-Dealer's customers upon settlement in such auction.

     The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

     The Fund may request the auction agent to terminate one or more Broker-Dealer agreements at any time upon five days' notice, provided that at least one Broker-Dealer agreement is in effect after such termination.

         ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

ANTI-TAKEOVER PROVISIONS

As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

The Fund's Trustees are divided into three classes (Class I, Class II and Class
III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, subject to any voting powers of Common Shareholders or AMPS Holders, the Declaration provides that a Trustee may be removed only for cause and only
(i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, at a meeting called for such purpose, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon is required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares of any securities issued by the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof), excluding sales of securities of the Fund or such series or class in connection with a public offering and issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.

Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund's shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below). A vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below) is required for distributions to the Fund's shareholders (in one or a series of distributions) during any twelve-month period of any property (in cash, shares or otherwise) with an aggregate fair market value in excess of 110% of the income and gains (accrued or realized) of the Fund during such twelve-month period.

In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares; Conversion to Open-End Fund" below.

     The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Bylaws.

As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who (i) has been a member of the Board for a period of at least thirty-six months (or since immediately after the initial registered public offering of the Fund's Common Shares, if less than thirty-six months),
(ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board or (iii) prior to the first sale of shares pursuant to an initial registered public offering, serves as a Trustee.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

LIABILITY OF TRUSTEES

The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares trade in the open market at a price that will be a function of several factors, including the Fund's use of leverage, dividend levels (which are in turn affected by expenses and other factors), net asset value, call protection, dividend stability, portfolio credit quality and liquidity, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value.

Notwithstanding the foregoing, at any time when the Fund's AMPS are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) full cumulative dividends on each series of AMPS and any other preferred shares outstanding due on or prior to the date of the transaction have been declared and paid or have been declared and sufficient funds for the payment thereof have been deposited with the auction agent, (2) the value of the Fund's total assets (determined after deducting the acquisition price of the Common Shares), less all liabilities and indebtedness of the Fund not represented by "senior securities" (as defined in the 1940 Act), is at least 300% of the aggregate amount of senior securities representing indebtedness (to the extent any such senior securities are outstanding) and at least 200% of the aggregate amount of any senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis), (3) the Fund has redeemed the full number of AMPS and any other preferred shares outstanding required to be redeemed by any provision for mandatory redemption, and (4) other requirements imposed by any rating agencies rating any AMPS issued by the Fund have been met.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Anti-Takeover and Other Provisions in the Declaration of Trust -- Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and AMPS voting together as a single class, and the holders of a "majority of the outstanding" AMPS voting as a separate class, in order to authorize a conversion.

If the Fund converted to an open-end company, it would be required to redeem all AMPS then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. The Fund expects that it would pay all such redemption requests in cash, but reserves the right to pay redemption requests in securities or through a combination of cash and securities. If payment in securities were made, investors may incur brokerage costs in converting such securities to cash. The Fund reserves the right to impose a sales load on its shares if it converts into an open-end company. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. If the Fund converted to an open-end company, the differences in risks and operational requirements between closed-end and open-end investment companies could affect the Fund's ability to achieve its investment objectives.

To the extent the Fund repurchases its shares at prices below net asset value, such repurchases will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when AMPS are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks -- General Risks of Investing in the Fund -- Leverage Risk."

Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a substantial discount for an extended period of time, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

TAXATION OF THE FUND. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

     (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and

(b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment and distributes with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt interest income, for such year, the Fund will not be subject to federal income tax on such income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, generally would be taxable to shareholders as ordinary income. Portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals, and
(ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to deductions for dividends paid) and any net tax-exempt interest, and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains,
(i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Except as discussed above, the Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     FUND DISTRIBUTIONS. Distributions from the Fund generally will be taxable to shareholders as ordinary income. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

     For taxable years beginning on or before December 31, 2008, provided holding period and other requirements are met by both the Fund and the holder, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the shareholder meets these same holding period and other requirements. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Dividends (including Capital Gain Dividends) will be taxable as described above whether received in cash or in shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or
(ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market.

     Dividends of net investment income received by corporate shareholders of the Fund may qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, in light of the Fund's investment policies, the Fund does not expect to receive a significant amount of qualifying dividends.

     The Internal Revenue Service ("IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate Capital Gain Dividends between and among its Common Shares and any series of outstanding preferred shares of beneficial interest (including AMPS) in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for (a) treatment as qualified dividend income and (b) the dividends received deduction, if any, will similarly be allocated between and among any such classes.

     Existing authorities do not specifically address whether dividends that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends paid during such prior taxable year for purposes of determining each class's proportionate share of a particular type of income. The Fund currently intends to treat such dividends as having been paid in the prior taxable year for purposes of determining each class's proportionate share of a particular type of income with respect to such prior taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the IRS could disagree with the Fund's position concerning the treatment of dividends paid after the close of a taxable year or with the Fund's method of allocation, in which case the IRS could attempt to recharacterize a portion of the dividends paid to the holders of preferred shares. If the IRS were to prevail with respect to any such attempted recharacterization, holders of preferred shares could be subject to additional tax on amounts so recharacterized and the Fund could be subject to federal income and excise tax.

     RETURN OF CAPITAL DISTRIBUTIONS. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year (including earnings and profits arising from tax-exempt income, if any), the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of any outstanding preferred shares of beneficial interest in the Fund (including the AMPS), and only thereafter to distributions made to Common Shareholders. As a result, the holders of any outstanding preferred shares of beneficial interest in the Fund (including the AMPS) will receive a disproportionate share of the distributions treated as dividends, and the holders of the Common Shares will receive a disproportionate share of the distributions treated as a return of capital.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

     SALE OR REDEMPTION OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In addition, the ability to deduct capital losses may be subject to other limitations.

     From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all AMPS held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all AMPS held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its AMPS, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the AMPS held by an AMPS Holder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and non-redeeming AMPS Holders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

     ORIGINAL ISSUE DISCOUNT AND PAYMENT-IN-KIND SECURITIES. Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was issued, even though the holder receives no interest payment in cash on the security during the year. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

     Debt obligations with a fixed maturity date of more than one year from the date of issuance acquired by the Fund may be (and all zero-coupon debt obligations acquired by the Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and is required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Increases in the principal amount of U.S. TIPS and other inflation-indexed debt instruments will be treated as OID. A portion of the OID includable in income with respect to certain high-yield corporate debt obligations (including certain payment-in-kind securities) may be treated as a dividend for certain U.S. federal income tax purposes.

     Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

     Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

     HIGHER-RISK SECURITIES. The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     ISSUER DEDUCTIBILITY OF INTEREST. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to the issuer. This may affect the issuer's cash flow. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

     Interest paid on debt obligations owned by the Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

     OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP AGREEMENTS. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as described above under "--Return of Capital Distributions." If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     REMICs AND REITs. The Fund may invest in REMICs and certain REITs holding interests in REMICs. Income generated by a residual interest in a REMIC may be passed through to the holders of the Fund. Such income (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income and
(iii) in the case
of foreign shareholders will not qualify for a reduction in U.S. withholding taxes. In addition, if a holder of the Fund is a "disqualified organization" under the U.S. tax law the Fund itself will be subject to tax on the income from the residual interest allocable to that organization.

     FOREIGN TAXATION. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     NON-U.S. SHAREHOLDERS. Under U.S. federal tax law, dividends other than Capital Gain Dividends paid on shares beneficially held by a person who is not a U.S. person within the meaning of the Code (i.e., a "foreign person") are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which rate may, in some cases, be reduced by an applicable tax treaty. Dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, Capital Gain Dividends will generally not be subject to withholding of U.S. federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

     If you are eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by you in the United States.

     A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

BACKUP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisors in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

[RECENT] TAX SHELTER REPORTING REGULATIONS. Under [recently promulgated] Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

     The Fund may be a suitable investment for a shareholder who is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding.

     PERFORMANCE-RELATED INFORMATION. The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

     COMPARATIVE INFORMATION. From time to time, the Fund's advertisements or information furnished to present or prospective shareholders may refer to the returns and yields offered by various types of investments, as well as the yield spreads on such investments.

     The Fund and/or Western Asset may report to shareholders or to the public in advertisements concerning the performance of Western Asset as advisor to clients other than the Fund, or on the comparative performance or standing of Western Asset in relation to other money managers. Western Asset also may provide to current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organization.

     Performance information for the Fund or for other investment companies or accounts managed by Western Asset may also be compared to various unmanaged indexes or to other benchmarks, some of which may not be available for direct investment. Any performance information, whether related to the Fund or Western Asset, should be considered in light of the Fund's investment objectives and policies, the characteristics and quality of the Fund, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

     The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters.

     For the period from February 27, 2004 (commencement of the Fund's operations) through April 16, 2004, the Fund's net decrease in net assets resulting from investment operations was $12,630,000.

                      PROXY VOTING POLICIES AND PROCEDURES

The Trustees of the Fund have adopted the proxy voting policy of Western Asset (the "Policy") as the Proxy Voting Policies and Procedures of the Fund. The Policy governs in determining how proxies relating to the Fund's portfolio securities are voted. A copy of the Policy is attached as Appendix B to this Statement of Additional Information.

               CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

     State Street Bank & Trust Company, 150 Newport Avenue AFB/4N, North Quincy, Massachusetts 02171, serves as custodian for the assets of the Fund. The custodian performs custodial and fund accounting services.

     The Bank of New York, 101 Barclay, 7 West, New York, New York, 10286, serves as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the AMPS.

                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland 21201, serves as independent accountants for the Fund. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings to the Fund.

                                     COUNSEL

     Ropes & Gray LLP, 45 Rockefeller Plaza, New York, New York 10111-0087, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

A registration statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's registration statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. Copies of the registration statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                              FINANCIAL STATEMENTS

     The Statement of Assets and Liabilities of the Fund dated as of February 10, 2004, and the Statement of Operations for the one-day period ended February 10, 2004, including the Notes thereto, and the report of PricewaterhouseCoopers LLP thereon dated February 20, 2004, included in the Fund's Statement of Additional Information dated February 24, 2004, relating to the Common Shares, is hereby incorporated by reference into this Statement of Additional Information, which means that such Statement of Assets and Liabilities and the Notes thereto are considered to be a part of this Statement of Additional Information. The Statement of Additional Information for the Common Shares was filed electronically with the SEC on February 25, 2004 (Accession No. 0001047469-04-005558) and will be provided to you, without charge, upon request by calling 1-800-345-7999 or by writing to the Fund. You may also obtain a copy of the Statement of Additional Information for the Common Shares on the SEC's website (http://www.sec.gov).

   WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2

                       STATEMENT OF ASSETS AND LIABILITIES

                                 APRIL 16, 2004

                       (AMOUNTS IN THOUSANDS) (UNAUDITED)


ASSETS
Investments, at value (cost $1,383,119)                           $    1,349,146
Options purchased (cost $5,192)                                            8,638
Cash                                                                          24
Interest and dividends receivable                                          9,931
                                                                  --------------
   Total assets                                                        1,367,739
                                                                  --------------

LIABILITIES
Reverse repurchase agreement and interest payable                        504,403
Options written (proceeds $1,318)                                            823
Offering expense payable                                                   1,527
Investment advisor fee payable                                               397
Administrative fee payable                                                     6
Accrued expenses and other liabilities                                        46
                                                                  --------------
   Total liabilities                                                     507,202
                                                                  --------------

NET ASSETS                                                        $      860,537
                                                                  ==============

CAPITAL
Common shares, no par value, unlimited number of shares
   authorized, 61,082 shares issued and outstanding                      873,167
Undistributed net investment income                                       10,454
Accumulated net realized gain/(loss) on investments and options            6,948
Net unrealized appreciation/(depreciation) on investments and
   options                                                               (30,032)
                                                                  --------------
NET ASSETS                                                        $      860,537
                                                                  ==============

Net asset value per share of common share:
   ($860,537 divided by 61,082 shares of common stock issued
   and outstanding)                                               $        14.09
                                                                  ==============


SEE NOTES TO FINANCIAL STATEMENTS

WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2

                             STATEMENT OF OPERATIONS

            FOR THE PERIOD FEBRUARY 27, 2004* THROUGH APRIL 16, 2004

                       (AMOUNTS IN THOUSANDS) (UNAUDITED)


INVESTMENT INCOME:
      Interest                                                            $       12,089
                                                                          --------------
            Total Income                                                          12,089
                                                                          --------------

EXPENSES:
      Advisory and administration fees                                               988
      Audit and legal fees                                                            19
      Trustees' fees                                                                  20
      Custodian fees                                                                  30
      Reports to shareholders                                                          6
      Registration fees                                                                4
      Transfer agent and shareholder servicing fee                                     5
      Other expenses                                                                   1
                                                                          --------------
            Total operating expenses                                               1,073
            Interest expense                                                         562
                                                                          --------------
                  Total Expenses                                                   1,635
                                                                          --------------
NET INVESTMENT INCOME                                                             10,454
                                                                          --------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND OPTIONS:
      Realized gain/(loss) on:
            Investments                                                            4,518
            Options                                                                2,430
                                                                          --------------
                  Total realized gain/(loss) on investments and options            6,948

      Unrealized appreciation/(depreciation) on investments and options          (30,032)
                                                                          --------------

Net realized and unrealized gain/(loss) on investments and options               (23,084)
                                                                          --------------

      CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                      $      (12,630)
                                                                          ==============


* Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS

   WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2

                       STATEMENT OF CHANGES IN NET ASSETS

            FOR THE PERIOD FEBRUARY 27, 2004* THROUGH APRIL 16, 2004

                       (AMOUNTS IN THOUSANDS) (UNAUDITED)


CHANGE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
         Net investment income                                               $       10,454
         Net realized gain/(loss) on investments and options                          6,948
         Unrealized appreciation/(depreciation) on investments and options          (30,032)
                                                                             --------------

               Change in Net Assets Resulting from Operations                       (12,630)
                                                                             --------------

CAPITAL TRANSACTIONS
         Proceeds from initial offering                                             874,594
         Offering costs                                                              (1,527)
                                                                              --------------
              Change in Net Assets Resulting
              from Capital Transactions                                             873,067
                                                                             --------------
         Change in net assets                                                       860,437
                                                                             --------------

NET ASSETS
         Beginning of period                                                            100
         End of period                                                       $      860,537
                                                                             --------------

         Undistributed net investment income                                 $       10,454
                                                                             --------------


* Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS

   WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2

                             STATEMENT OF CASH FLOWS

            FOR THE PERIOD FEBRUARY 27, 2004* THROUGH APRIL 16, 2004

                       (AMOUNTS IN THOUSANDS) (UNAUDITED)


INCREASE/(DECREASE) IN CASH

Cash flows provided from/(used for) operating activities:

               Interest received **                                                     $       (4,733)
               Expenses paid                                                                      (624)
               Interest expense paid                                                              (534)
               Purchase of long-term portfolio investments                                  (1,582,209)
               Proceeds from sale of long-term investments                                     217,139
               Net purchases in excess of proceeds from sales of short-term portfolio
               transactions                                                                    (11,202)
               Net premiums received from written options transactions                           3,118
                                                                                        --------------
               Net cash provided from/(used for) operating activities                       (1,379,045)
                                                                                        --------------

Cash flows provided from/(used for) financing activities:

               Net cash provided from initial public offering                                  874,594
               Net cash provided from reverse repurchase agreements                            504,375
                                                                                        --------------
               Net cash provided from financing activities                                   1,378,969
                                                                                        --------------

Net increase in cash

               Cash at beginning of period                                                         100
                                                                                        --------------
               Cash at end of period                                                    $           24
                                                                                        ==============

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
                  TO NET CASH USED FOR OPERATING ACTIVITIES
Net increase/(decrease) in net assets resulting from operations                         $      (12,630)
                                                                                        --------------

               Increase in investments                                                      (1,380,087)
               Net realized gain on investment transactions                                     (6,948)
               Net change in unrealized appreciation/(depreciation) on investments              30,032
               Increase in interest receivable                                                  (9,931)
               Increase in interest expense payable                                                 70
               Increase in accrued expenses and other liabilities                                  449
                                                                                        --------------

               Total adjustments                                                            (1,366,415)
                                                                                        --------------

Net cash provided by/(used for) operating activities                                    $   (1,379,045)
                                                                                        --------------


*    Commencement of operations

** Amount is negative due to purchased interest that is in the interest receivable but not considered income.

SEE NOTES TO FINANCIAL STATEMENTS

   WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2

                             SCHEDULE OF INVESTMENTS

                                 APRIL 16, 2004

                       (AMOUNTS IN THOUSANDS) (UNAUDITED)


                                                      % OF
                                                      NET                  MATURITY
                                                     ASSETS      RATE        DATE             PAR          VALUE
Long-Term Securities                                  155.5%

Corporate Bonds and Notes                               2.7%
Electric                                                0.6%
The AES Corporation                                              8.875%    2/15/2011     $      5,000   $      5,300
                                                                                                        ------------

Gas and Pipeline Utilities                              1.1%
Dynegy Holdings Inc.                                             8.750%    2/15/2012            5,000          4,763
The Williams Companies, Inc.                                     7.500%    1/15/1931            5,000          4,775
                                                                                                        ------------
                                                                                                               9,538
                                                                                                        ------------
Health Care                                             0.5%
Tenet Healthcare Corporation                                     7.375%     2/1/2013            5,000          4,513
                                                                                                        ------------
Oil and Gas                                             0.5%
El Paso Corporation                                              7.750%    1/15/1932            5,000          4,000
                                                                                                        ------------

Total Corporate Bonds and Notes
   (Identified Cost -- $23,777)                                                                               23,350
                                                                                                        ------------
U.S. Government and Agency Obligations                129.9%
Indexed Securities(A)                                 129.9%
United States Treasury Inflation-Protected
   Security                                                      1.875%    7/15/2013          245,277        247,356
United States Treasury Inflation-Protected
   Security                                                      2.000%    1/15/2014          856,575        869,089(B)
United States Treasury Inflation-Protected
   Security                                                      3.875%    4/15/2029            1,130          1,475
                                                                                                        ------------
Total U.S. Government and Agency Obligations
   (Identified Cost -- $1,146,914)                                                                         1,117,920
                                                                                                        ------------
Yankee Bonds                                           22.9%
Banking and Finance                                     0.3%
PDVSA Finance Limited 1998-1                                     7.500%   11/15/2028            3,150          2,520
                                                                                                        ------------
Electric Utilities                                      0.6%
Empresa Nacional de Electricidad S.A.                            7.875%     2/1/2027            5,000          4,905
                                                                                                        ------------
Foreign Governments                                    19.9%
Federative Republic of Brazil                                   14.500%   10/15/2009           15,510         18,922
Federative Republic of Brazil                                    8.000%    4/15/2014           10,258          9,678
Federative Republic of Brazil                                   12.750%    1/15/2020            4,100          4,664
Federative Republic of Brazil                                    8.875%    4/15/2024              200            171
Federative Republic of Brazil                                   10.125%    5/15/2027           14,925         14,029
Federative Republic of Brazil                                   11.000%    8/17/1940            9,810          9,722
Republic of Colombia                                            11.750%    2/25/2020           15,980         19,655
Republic of Ecuador                                              7.000%    8/15/1930           11,670          9,453

Republic of Panama                                               9.375%    1/16/2023           13,940         15,334
Republic of Peru                                                 8.750%   11/21/1933           15,260         14,573
Russian Federation                                               5.000%    3/31/1930           36,800         35,604
United Mexican States                                           11.500%    5/15/2026           13,170         19,413
                                                                                                        ------------
                                                                                                             171,218
                                                                                                        ------------
Media and Entertainment                                 0.6%
Grupo Televisa S.A.                                              8.500%    3/11/1932            4,650          5,103
                                                                                                        ------------

Oil and Gas                                             0.6%
Petroleos Mexicanos                                              8.625%   12/01/2023            4,410          4,939(C)
                                                                                                        ------------

Special Purpose                                         0.9%
Petrozuata Finance, Inc.                                         8.220%     4/1/2017            8,775          7,985(C)

Total Yankee Bonds
   (Identified Cost -- $201,223)                                                                             196,670
                                                                                                        ------------
Total Long-Term Securities
   (Identified Cost -- 1,371,914)                                                                          1,337,941

Short-Term Securities                                   2.3%

U.S. Government and Agency Obligations                  0.2%
Fannie Mae                                                       0.000%     9/8/2004            1,310          1,305(D)
                                                                                                        ------------
Options Purchased(E)                                    1.0%
Emerging Market Bond Index Plus Put, July 2004,
   Strike Price $274.35                                                                        50,000(F)         198
U.S. Treasury Note Futures Call, June 2004,
   Strike Price $120                                                                            1,500(F)          23
U.S. Treasury Note Futures Call, May 2004,
   Strike Price $119                                                                            1,650(F)          26
U.S. Treasury Note Futures Put, June 2004,
   Strike Price $112                                                                              500(F)         648
U.S. Treasury Note Futures Put, June 2004,
   Strike Price $113                                                                            1,500(F)       2,977
U.S. Treasury Note Futures Put, June 2004,
   Strike Price $114                                                                            1,000(F)       2,625
U.S. Treasury Note Futures Put, September 2004,
   Strike Price $108                                                                              675(F)         960
U.S. Treasury Note Futures Put, September 2004,
   Strike Price $109                                                                              675(F)       1,181
                                                                                                        ------------
                                                                                                               8,638
                                                                                                        ------------

Repurchase Agreements                                   1.1%
Credit Suisse First Boston
   0.98% dated 4/16/04 to be repurchased at
   $9,901on 4/19/04
(Collateral: $10,111 Fannie Mae notes, 2.15%,
   due 4/13/06, value $10,098)                                                                  9,900          9,900
                                                                                                        ------------
Total Short-Term Securities (Identified Cost --
   $16,397)                                                                                                   19,843

Total Investments (Identified Cost --
$1,388,311)                                           157.8%                                               1,357,784
Other Assets Less Liabilities                         (57.8)%                                               (497,247)
                                                                                                        ------------
Net Assets                                            100.0%                                            $    860,537
                                                                                                        ------------

Reverse Repurchase Agreements                         (58.6)%
Lehman Brothers, Inc.
   1.00% dated 4/14/04 to be delivered at
   $504,445 on 4/19/04                                                                       (504,375)      (504,375)

                                                                                           ACTUAL       APPRECIATION/
                                                                            EXPIRATION    CONTRACTS     (DEPRECIATION)
Options Written(E)
U.S. Treasury Note Futures Call,
   Strike Price $116.00                                                       May 2004      1,650               (218)
U.S. Treasury Note Futures Call,
   Strike Price $113.00                                                      June 2004      1,500                713
                                                                                                        ------------
                                                                                                        $        495
                                                                                                        ============


(A) Treasury Inflation-Protected Security - Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for all urban consumers. Interest is calculated on the basis of the current adjusted principal value.
(B)  Collateral to cover reverse repurchase agreements.
(C) Rule 144A Security - A security purchased pursuant to Rule 144A under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 1.5% of net assets.
(D) Zero coupon bond - A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
(E)  Options are described in more detail in the notes to financial statements.
(F)  Represents actual number of contracts.

SEE NOTES TO FINANCIAL STATEMENTS

   WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2

                              FINANCIAL HIGHLIGHTS

          FOR THE PERIOD FEBRUARY 27, 2004* THROUGH APRIL 16, 2004

                                   (UNAUDITED)

PER COMMON SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                                          $       14.33(1)
                                                                              -------------

Less Offering Costs Charged to Additional Paid in Capital                             (0.03)
                                                                              -------------
Income From Investment Operations:
  Net Investment Income                                                                0.10
  Net Realized and Unrealized Gain/(Loss) on Investments                              (0.31)
                                                                              -------------
                     Total from Investment Operations                                 (0.21)
Less Dividends and Distributions to Shareholders from:
  Net Investment Income                                                                   -
  Net Realized Gain on Investments                                                        -
  Return of Capital                                                                       -
                                                                              -------------
                     Total Dividends and Distributions to Shareholders                    -
                                                                              -------------
Net Increase/(Decrease) in Net Assets                                                 (0.21)
Net Asset Value, End of Period (2)                                            $       14.09
                                                                              =============

Per Share Market Value, End of Period (2)                                     $       14.90
                                                                              =============

Total Return on NAV Excluding Offering Costs                                          -1.67%(3)
Total Investment Return on Market Value                                               -1.19%(4)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                                      $     860,537
Ratio of Expenses to Average Weekly Assets (including interest expense) (5)            0.83%(6)
Ratio of Net Investment Income to Average Weekly Net Assets                            5.31%(6)
Portfolio Turnover Rate                                                                 130%(6)

----------

* Date of commencement of operations
(1)  Net sales load of $0.675 on initial shares issued.
(2) Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
(3)  Not Annualized. Total return on NAV including offering costs is -1.96%.
(4) Total investment return is calculated assuming a purchase of a common share on the opening of the first day and a sale on the closing of the last day of period. Total investment return is not annualized. Brokerage commissions are not reflected.

(5) As a percentage of weekly net assets, which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.
(6)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

   WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2

                          NOTES TO FINANCIAL STATEMENTS

                                 APRIL 16, 2004

                       (AMOUNTS IN THOUSANDS) (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES:

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund commenced operations on February 27, 2004

The Fund's primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective. The Fund currently seeks to achieve its investment objective by investing at least 80% of its total managed assets in U.S. Treasury Inflation Protected Securities. The Fund may also invest up to 20% of its total managed assets in "emerging market" instruments or securities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

SECURITY VALUATION

Securities owned by the Fund for which market quotations are readily available are valued at current market value. Current market value means the last sale price of the day or, in the absence of any such sales, the bid price obtained from quotation reporting systems, pricing services or other approved methods. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting under their supervision. The factors considered in making such valuations are subject to change over time and are reviewed periodically. The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, such estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Securities with remaining maturities of 60 days or less are generally valued at amortized cost.

Where a security is traded on more than one market, the securities are generally valued on the market considered by the Fund's adviser to be the primary market.

FOREIGN CURRENCY TRANSACTIONS

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investments securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. Under the terms of a reverse repurchase agreement, the Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price, thereby determining the yield during the buyer's holding period. A reverse repurchase agreement involves the risk that the market value of the collateral retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund may maintain cash, U.S. government securities or other liquid high grade debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements. Under normal circumstances, the Fund will not enter into reverse repurchase agreements if entering into such agreements would cause more than one-third of the value of their respective total assets to be subject to such agreements at the time of entering into such agreements.

OPTIONS, FUTURES AND SWAP AGREEMENTS

The current market value of an exchange traded option is the last sale price or, in the absence of a sale, the price obtained by reference to broker-dealer quotations. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Futures contracts are marked-to-market on a daily basis. As the contract's value fluctuates, payments known as variation margin are made to or received from the futures commission merchant. Swap agreements are priced daily based upon quotations from brokers and the change, if any, is recorded as unrealized appreciation or depreciation.

SHORT SALES

The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

Net investment income for dividend purposes is recorded on the accrual basis and consists of interest and dividends less expenses. All premiums and discounts are amortized for financial reporting and tax purposes using the effective interest method over the period to maturity of the security, and serve to reduce or increase interest income. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are paid monthly. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under tax regulations.

SECURITY TRANSACTIONS

Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

USE OF ESTIMATES

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

FEDERAL INCOME TAXES

No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

2.   FINANCIAL INSTRUMENTS:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may use various instruments, including forward foreign currency exchange contracts, to help manage its currency exposure. Forward foreign currency exchange contracts are marked-to-market daily using forward foreign currency exchange rates supplied by an independent pricing service. The change in the contract's market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These contracts involve market risk in excess of amounts reflected in the financial statements. Although contracts used for hedging purposes limit the risk of loss due to the decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund had no outstanding contracts as of April 16, 2004.

OPTIONS TRANSACTIONS

A call option gives the option holder the right to purchase the underlying security at a specified price until a specified date. A put option gives the option holder the right to sell the underlying security at a specified price until a specified date. The risk in writing a covered call option is that the Fund may forgo the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. Activity in written call and put options during the period was as follows:

                                                     CALLS                      PUTS
                                             ACTUAL                    ACTUAL
                                           CONTRACTS      PREMIUMS    CONTRACTS       PREMIUMS
Options outstanding at February 27, 2004           --   $        --           --   $         --

Options written                                 4,650         2,576        1,000            542

Options closed                                 (1,500)       (1,258)      (1,000)          (542)

Options expired                                    --            --           --             --

Options exercised                                  --            --           --             --


Options outstanding at April 16, 2004           3,150    $    1,318           --   $         --


SWAP AGREEMENTS

The use of swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. Although the Fund will not enter into any swap agreement unless Western Asset believes that the other party to the transaction is creditworthy, the Fund does bear the risk of loss of the amount expected to be received under the swap agreement in the event of the default or bankruptcy of the agreement counterparty. The Fund had no open swap agreements at April 16, 2004.

FUTURES

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a gain or loss when the contract is closed.

The Fund may enter into futures contracts in connection with its interest rate management strategy or for other purposes. Risks arise from, among other sources, the possible illiquidity of the futures market and from the possibility that a change in the value of a contract may not correlate with changes in interest rates. The Fund had no open futures positions at April 16, 2004.

REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, the Fund may maintain cash, U.S. government securities or other liquid high grade debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or cover using other means. For the period ended April 16, 2004, the average amount of reverse repurchase agreements outstanding was approximately $179,410 and the daily weighted average interest rate was 1.01%.

3.   PORTFOLIO TRANSACTIONS:

Purchases and sales of investment securities (excluding short-term investments, U.S. government securities and U.S. government agencies) aggregated $1,587,791 and $4,968, respectively, for the period ended April 16, 2004. Purchases and sales of U.S. government and government agency obligations were $1,345,956 and $210,488, respectively, for the period ended April 16, 2004.

At April 16, 2004, the cost of securities of the Fund for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $5,044 and gross unrealized depreciation of investment was $(35,076), resulting in net unrealized depreciation of $(30,032).

4.   CAPITAL (SHARE AMOUNTS ARE NOT IN THOUSANDS):

Of the 61,081,981 shares of common stock outstanding at April 16, 2004, Western Asset Management Company owned 6,981 shares.

5.   SECURITIES LOANED:

The Fund may lend its portfolio securities in order to earn income. The Fund will receive collateral in cash or high quality securities at least equal to the current value of the loaned securities. The Fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. As of April 16, 2004, there were no securities on loan.

6. TRANSACTIONS WITH AFFILIATES AND CERTAIN OTHER PARTIES (DOLLAR AMOUNTS ARE NOT IN THOUSANDS):

The Fund has entered into an Investment Advisory Agreement with Claymore Advisors, LLC (the "Investment Adviser"), which provides for payment of a monthly fee computed at the annual rate of 0.60% of the Fund's average weekly assets. "Average weekly assets" means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "average weekly assets", neither the liquidation preference of any preferred shares outstanding nor any liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund's portfolio (whether or not such instruments or transactions are "covered" as described in the prospectus) is considered a liability.

Western Asset Management Company acts as the Fund's investment manager. For its services, the Investment Adviser (not the Fund) pays a portion of the fees it receives from the Fund to Western Asset at the annual rate of 0.27% of the Fund's average weekly assets.

Under the Administrative Services Agreement with the Fund, Legg Mason Fund Adviser, Inc. (the "Administrator"), an affiliate of Western Asset, provides certain administrative and accounting functions for the Fund. In consideration of these services, the Fund will pay the Administrator a fee, paid monthly, at an annual rate of $125,000.

7.   TRUSTEE COMPENSATION (DOLLAR AMOUNTS ARE NOT IN THOUSANDS):

Each Trustee currently receives a fee of $8,000 annually for serving as a Trustee of the Fund, and a fee of $1,000 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $1,500 per year for serving in that capacity. Audit Committee members receive $500 for each meeting, and the Audit Committee Chairman receives an additional $1,500 annually. Other committee members receive $500 per meeting.

8.   Issuance of AMPS

The Fund is offering 16,400 Taxable Auction Market Perferred Shares (the "AMPS") in five series, each at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the AMPS. The Fund expects to receive net proceeds from the offering of AMPS of approximately $405,398,053 after payment of the sales load and estimated offering expenses associated with the offering of AMPS (the sales load and estimated offering expenses are not expected to exceed $4,601,947). The sales load and estimated offering expenses will decrease the paid in capital of the Fund's common shareholders. It is presently anticipated that the Fund will use the net proceeds of the offering to purchase U.S. Treasury Inflation Protected Securities and other investments that meet its investment objectives and policies and/or to repay certain currently outstanding reverse repurchase agreements or other leverage. Pending such use, it is anticipated that the proceeds will be invested in short-term investment grade securities.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

     The Fund's investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody's, S&P or Fitch or, if unrated, determined by Western Asset to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

     HIGH QUALITY DEBT SECURITIES are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by Western Asset.

     INVESTMENT GRADE DEBT SECURITIES are those rated in one of the four highest rating categories or, if unrated, deemed comparable by Western Asset.

     BELOW INVESTMENT GRADE, HIGH YIELD SECURITIES ("JUNK BONDS") are those rated lower than Baa by Moody's or BBB by S&P or Fitch and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

     Following is a description of Moody's, S&P's and Fitch's rating categories applicable to debt securities.

MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS

     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the even of default.

     Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics

     Ba. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B. Obligations rated B are considered speculative and are subject to high credit risk.

     Caa. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

     NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES

ISSUE CREDIT RATING DEFINITIONS

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     CORPORATE AND MUNICIPAL BOND RATINGS

     INVESTMENT GRADE

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     SPECULATIVE GRADE

     Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the

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obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

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COMMERCIAL PAPER RATING DEFINITIONS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

FITCH RATINGS

A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, and D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, I.E., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

'Rating Watch': Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

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                                   APPENDIX B
                      PROXY VOTING POLICIES AND PROCEDURES

BACKGROUND

Western Asset Management Company ("WA") and Western Asset Management Company Limited ("WAML") (together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

POLICY

Western Asset's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

PROCEDURES

RESPONSIBILITY AND OVERSIGHT

The Western Asset Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

Prior to August 1, 2003, all existing client investment management agreements ("IMAs") will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

     a.   Proxies are reviewed to determine accounts impacted.

     b. Impacted accounts are checked to confirm Western Asset voting authority.

     c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

     d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

     e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Compliance Department.

     f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

     a.   A copy of Western Asset's policies and procedures.

     b.   Copies of proxy statements received regarding client securities.

     c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

     d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

     e.   A proxy log including:

          1. Issuer name;
          2. Exchange ticker symbol of the issuer's shares to be voted;
          3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;
          4. A brief identification of the matter voted on;
          5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;
          6. Whether a vote was cast on the matter;
          7. A record of how the vote was cast; and
          8. Whether the vote was cast for or against the recommendation of the issuer's management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

DISCLOSURE

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset's proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICTS OF INTEREST

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

          1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

          2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

          3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

     I.   Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

               1.   Matters relating to the Board of Directors

          Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

          a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

          b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

          c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

          d. Votes are cast on a case-by-case basis in contested elections of directors.

2.           Matters relating to Executive Compensation

          Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

          a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

          b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

          c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

          d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.           Matters relating to Capitalization

          The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

          a. Western Asset votes for proposals relating to the authorization of additional common stock.

          b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

          c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

          Western Asset votes these issues on a case-by-case basis on board-approved transactions.

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5.           Matters relating to Anti-Takeover Measures

          Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

          a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

          b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.           Other Business Matters

          Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

          a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

          b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

     II.  Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

     1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

     2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

     3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

     III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

     1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

     2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

     IV.  Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

     1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

     2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

     3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     4.   Western Asset votes on a case-by-case basis on proposals relating to
          (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

                                      B-6
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                                   APPENDIX C

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

                            (As of January 20, 2004)

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Governance and Nominating Committee's consideration.

     1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

     2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

     3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance and Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                                   APPENDIX D

   WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2

                  ARTICLE 12 OF THE AMENDED AND RESTATED BYLAWS

                                   ARTICLE 12
                          SHARES OF BENEFICIAL INTEREST

12. The Trust has an unlimited number of Common Shares, without par value, which may be issued from time to time by the Trustees.

     12.1 STATEMENT CREATING FIVE SERIES OF TAXABLE PREFERRED SHARES.

                                   DESIGNATION

     SERIES M: A series of 3,280 shares of preferred shares of beneficial interest, without par value, liquidation preference $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Series M Taxable Auction Market Preferred Shares" and is referred to below as "Series M." Each of the 3,280 shares of Series M shall be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority; and have such other preferences, voting powers, terms of redemption and special or relative rights or privileges, in addition to those required by applicable law or set forth in the Declaration of Trust, as amended and restated, applicable to Series M, as set forth in Part I and Part II of this
Article 12. Any shares of Series M issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series M; shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, voting powers, terms of redemption and special or relative rights or privileges, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Series M, as set forth in Part I and Part II of this
Article 12. The Series M shall constitute a separate series of preferred shares of beneficial interest of the Trust, and each share of Series M shall be identical except as provided in this Section 12.1.

     SERIES T: A series of 3,280 shares of preferred shares of beneficial interest, without par value, liquidation preference $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Series T Taxable Auction Market Preferred Shares" and is referred to below as "Series T." Each of the 3,280 shares of Series T shall be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority; and have such other preferences, voting powers, terms of redemption and special or relative rights or privileges, in addition to those required by applicable law or set forth in the Declaration of Trust, as amended and restated, applicable to Series T, as set forth in Part I and Part II of this
Article 12. Any shares of Series T issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series T; shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, voting powers, terms of redemption and special or relative rights or privileges, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Series T, as set forth in Part I and
Part II of this Article 12. The Series T shall constitute a separate series of preferred shares of beneficial interest of the Trust, and each share of Series T shall be identical except as provided in this Section 12.1.

     SERIES W: A series of 3,280 shares of preferred shares of beneficial interest, without par value, liquidation preference $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Series W Taxable Auction Market Preferred Shares" and is referred to below as "Series W." Each of the 3,280 shares of Series W shall be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority; and have such other preferences, voting powers, terms of redemption and special or relative rights or privileges, in addition to those required by applicable law or set forth in the Declaration of Trust, as amended and restated, applicable to Series W, as set forth in Part I and Part II of this
Article 12. Any shares of Series W issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series W; shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, voting powers, terms of redemption and special or relative rights or privileges, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Series W, as set forth in Part I and Part II of this
Article 12. The Series W shall constitute a separate series of preferred shares of beneficial interest of the Trust, and each share of Series W shall be identical except as provided in this Section 12.1.

     SERIES TH: A series of 3,280 shares of preferred shares of beneficial interest, without par value, liquidation preference $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Series TH Taxable Auction Market Preferred Shares" and is referred to below as "Series TH." Each of the 3,280 shares of Series TH shall be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority; and have such other preferences, voting powers, terms of redemption and special or relative rights or privileges, in addition to those required by applicable law or set forth in the Declaration of Trust, as amended and restated, applicable to Series TH, as set forth in Part I and Part II of this Article 12. Any shares of Series TH issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series TH, shall have; for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, voting powers, terms of redemption and special or relative rights or privileges, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Series TH, as set forth in Part I and
Part II of this Article 12. The Series TH shall constitute a separate series of preferred shares of beneficial interest of the Trust, and each share of Series TH shall be identical except as provided in this Section 12.1.

     SERIES F: A series of 3,280 shares of preferred shares of beneficial interest, without par value, liquidation preference $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Series F Taxable Auction Market Preferred Shares" and is referred to below as "Series F," and, together with Series M, Series T, Series W and Series TH the "Preferred Shares." Each of the 3,280 shares of Series F shall be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority; and have such other preferences, voting powers, terms of redemption and special or relative rights or privileges, in addition to those required by applicable law or set forth in the Declaration of Trust, as amended and restated, applicable to Series F, as set forth in Part I and Part II of this Article 12. Any shares of Series F issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series F; shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, voting powers, terms of redemption and special or relative rights or privileges, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Series F, as set forth in Part I and Part II of this Article 12. The Series F shall constitute a separate series of preferred shares of beneficial interest of the Trust, and each share of Series F shall be identical except as provided in this Section 12.1.

                                   DEFINITIONS

     As used in Parts I and II of this Section 12.1, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

          (a) "Affected Series" shall have the meaning specified in paragraph 4(c)(i) of Part I of this Section 12.1.

          (b) "Affiliate" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; PROVIDED, HOWEVER, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate, nor shall any corporation, one of the trustees, directors or executive officers of which is a Trustee or any Person controlled by, in control of or under common control with such corporation, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a Trustee.

          (c) "Agent Member" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

          (d) "Applicable Percentage" means the percentage determined based on the prevailing credit rating assigned to the series of Preferred Shares on such date by Moody's

     (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) as follows:

                 CREDIT RATINGS
          ----------------------------    APPLICABLE
             MOODY'S         FITCH        PERCENTAGE
          ------------    ------------    ----------
               Aaa            AAA            125%
           Aa3 to Aa1      AA- to AA+        150%
            A3 to A1        A- to A+         200%
          Baa3 to Baa1    BBB- to BBB+       250%
           Below Baa3      Below BBB-        300%

          For purposes of this definition only, the "prevailing credit rating" of shares of a series of Preferred Shares shall be (i) AAA if such shares have a rating of Aaa by Moody's or AAA by Fitch or the equivalent of such ratings by a Substitute Rating Agency; (ii) if not AAA, then AA- if such shares have a rating of Aa3 or better by Moody's or AA- or better by Fitch or the equivalent of such ratings by a Substitute Rating Agency, (iii) if not AA- or higher, then A- if such shares have a rating of A3 or better by Moody's or A- or better by Fitch or the equivalent of such ratings by a Substitute Rating Agency, (iv) if not A- or higher, then BBB- if such shares have a rating of Baa3 or better by Moody's or BBB- or better by Fitch or the equivalent of such ratings by a Substitute Rating Agency, and
     (v) if not BBB- or higher, then below BBB-.

          The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Trust after consultation with the Broker-Dealers and subject to paragraph 4(d) of Part I of this Section 12.1, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable Moody's and Fitch to provide a rating for each series of Preferred Shares. If Moody's or Fitch shall not make such a rating available, the Trust, after consultation with the Lead Broker-Dealer or its affiliates and successors, shall select another Rating Agency to act as a Substitute Rating Agency. Notwithstanding the foregoing, the Trust shall not be required to have more than one Rating Agency provide a rating for any series of the Preferred Shares.

          (e) "Applicable Rate" shall have the meaning specified in paragraph 2(e)(i) of Part I of this Section 12.1.

          (f) "Applicable Spread" means the spread determined based on the prevailing credit rating assigned to the series of Preferred Shares on such date by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) as follows:

                 CREDIT RATINGS
          ----------------------------    APPLICABLE
             MOODY'S         FITCH          SPREAD
          ------------    ------------    ----------
              Aaa             AAA          125 bps

           Aa3 to Aa1      AA- to AA+       150 bps
            A3 to A1        A- to A+        200 bps
          Baa3 to Baa1    BBB- to BBB+      250 bps
           Below Baa3      Below BBB-       300 bps

          For purposes of this definition only, the "prevailing credit rating" of shares of a series of Preferred Shares shall be (i) AAA if such shares have a rating of Aaa by Moody's or AAA by Fitch or the equivalent of such ratings by a Substitute Rating Agency; (ii) if not AAA, then AA- if such shares have a rating of Aa3 or better by Moody's or AA- or better by Fitch or the equivalent of such ratings by a Substitute Rating Agency, (iii) if not AA- or higher, then A- if such shares have a rating of A3 or better by Moody's or A- or better by Fitch or the equivalent of such ratings by a Substitute Rating Agency, (iv) if not A- or higher, then BBB- if such shares have a rating of Baa3 or better by Moody's or BBB- or better by Fitch or the equivalent of such ratings by a Substitute Rating Agency, and
     (v) if not BBB- or higher, then below BBB-.

          The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers and subject to paragraph 4(d) of Part I of this Section 12.1, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable Moody's and Fitch to provide a rating for each series of Preferred Shares. If Moody's or Fitch shall not make such a rating available, the Trust, after consultation with the Lead Broker-Dealer or its affiliates and successors, shall select another Rating Agency to act as a Substitute Rating Agency. Notwithstanding the foregoing, the Trust shall not be required to have more than one Rating Agency provide a rating for any series of the Preferred Shares.

          (g) "Approved Foreign Nations" shall have the meaning set forth in paragraph (4) of the definition of "Fitch Eligible Assets."

          (h) "Approved Price" means the "fair value" as determined by the Trust in accordance with the valuation procedures adopted from time to time by the Trustees and for which the Trust receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

          (i) "ARMs" shall have the meaning set forth in paragraph (8)(G) of the definition of "Moody's Eligible Assets."

          (j) "Auction" shall mean each periodic implementation of the Auction Procedures.

          (k) "Auction Agent" shall mean the entity appointed as such by a resolution of the Trustees in accordance with paragraph 6 of Part II of this Section 12.1.

          (l) "Auction Date," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

          (m) "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II of this Section 12.1.

          (n) "Auditor's Confirmation" shall have the meaning specified in paragraph 6(c) of Part I of this Section 12.1.

          (o) "Available Preferred Shares" shall have the meaning specified in paragraph 3(a) of Part II of this Section 12.1.

          (p) "Bank Loans" shall mean direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

          (q) "Beneficial Owner," with respect to shares of a series of Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

          (r) "Bid" and "Bids" shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 12.1.

          (s) "Bidder" and "Bidders" shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 12.1; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

          (t) "Brady Bonds" shall mean securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady.

          (u) "Broker-Dealer" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Section 12.1, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

          (v) "Broker-Dealer Agreement" shall mean an agreement between the Auction Agent on behalf of the Trust and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Section 12.1.

          (w) "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday nor a Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

          (x) "Canadian Bonds" shall have the meaning set forth in paragraph (4) of the definition of "Fitch Eligible Assets."

          (y) "Closing Transaction" shall mean a transaction which terminates a futures contract or option held by the Trust by the Trust taking an opposite position thereto.

          (z) "CMOs" shall have the meaning set forth in paragraph (8)(B) of the definition of "Moody's Eligible Assets" below.

          (aa) "Common Shares" shall mean the common shares of beneficial interest of the Trust.

          (bb) "Corporate Debt Securities" shall have the meaning set forth in paragraph (4) of the definition of "Fitch Eligible Assets."

          (cc) "Cure Date" shall mean the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

          (dd) "Currency Discount Factor" shall have the meaning set forth in paragraph (12) of the definition of "Moody's Discount Factor" below.

          (ee) "Date of Original Issue," with respect to shares of a series of Preferred Shares, shall mean the date on which the Trust initially issued such shares.

          (ff) "Declaration of Trust" shall mean the Trust's Agreement and Declaration of Trust in effect from time to time.

          (gg) "Deposit Securities" shall mean cash and portfolio securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A1 or F-1 by Fitch.

          (hh) "Discounted Value," as of any Valuation Date, shall mean (i) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the lesser of the Market Value thereof and the par value thereof divided by the Fitch Discount Factor for a Fitch Eligible Asset or the Moody's Discount Factor for a Moody's Eligible Asset; or (ii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value and call price thereof divided by (2) the Fitch Discount Factor for Fitch Eligible Assets or the Moody's Discount Factor for Moody's Eligible Assets.

          (ii) "Dividend Payment Date," with respect to shares of a series of Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph 2(d) of Part I of this Section 12.1.

          (jj) "Dividend Period," with respect to shares of a series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

          (kk) "DRDs" shall mean preferred shares the dividends on which qualify for the inter-corporate dividends received deduction.

          (ll) "Existing Holder," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of such series.

          (mm) "Exposure Period" shall mean the period commencing on a given Valuation Date and ending 49 days thereafter.

          (nn) "Failure to Deposit," with respect to shares of a series of Preferred Shares, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 Noon, New York City time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after Notice of Redemption is mailed pursuant to paragraph 8(c) of Part I of this Section 12.1; PROVIDED, HOWEVER, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption; and PROVIDED, FURTHER, that no Failure to Deposit shall exist on a day that would have been a Dividend Payment Date but for the occurrence of one or more of the events described in paragraph 5(b) of Part II of this Section 12.1.

          (oo) "FFCB," "FHLB," "FHLMC" and "FNMA" shall have the respective meanings set forth in paragraph (8) of the definition of "Moody's Eligible Assets" below.

          (pp) "FHLB, FNMA and FFCB Debentures" shall have the meaning set forth in paragraph (8) of the definition of "Moody's Eligible Assets" below.

          (qq) "Fitch" shall mean Fitch Ratings and its successors.

          (rr) "Fitch Discount Factor" shall mean, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

                  (1) CORPORATE DEBT SECURITIES: The percentage determined by reference to the rating of the Corporate Debt Security in accordance with the table set forth below.

         TERM TO MATURITY OF                                                                            NOT RATED
         CORPORATE DEBT                                                                                 OR BELOW
         SECURITY(1)                      AAA          AA            A           BBB          BB           BB
------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
3 years or less                           106.38%      108.11%      109.89%      111.73%      129.87%      151.52%
5 years or less (but longer than 3
  years)                                  111.11%      112.99%      114.94%      116.96%      134.24%      151.52%
7 years or less (but longer than 5
  years)                                  113.64%      115.61%      117.65%      119.76%      135.66%      151.52%
10 years or less (but longer than 7
  years)                                  115.61%      117.65%      119.76%      121.95%      136.74%      151.52%
15 years or less (but longer than 10
  years)                                  119.76%      121.95%      124.22%      126.58%      139.05%      151.52%
More than 15 years                        124.22%      126.58%      129.03%      131.58%      144.55%      151.52%

----------
            (1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "Not Rated or Below BB" in this table.

                  The Fitch Discount Factors presented in the immediately preceding table apply to Corporate Debt Securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor noted in the table above for a Corporate Debt Security not rated or rated below BB by Fitch shall apply to any non-Performing Corporate Debt Security with a price equal to or greater than $0.20. If a Corporate Debt Security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the Corporate Debt Security will be used (e.g., where the actual rating is A-, the rating for Corporate Debt Securities rated BB- will be used). The Fitch Discount Factor for a Corporate Debt Security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

                  The Fitch Discount Factors presented in the immediately preceding table will also apply to (i) interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table; and
         (ii) Tradable Credit Baskets, whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market Value of the Tradable Credit Baskets. The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table will also apply to preferred trust certificates, the rating on which will by determined by the underlying debt instruments in the trust, unless such preferred trust certificates are determined by Fitch to qualify for a traditional equity discount factor, in which case the Fitch Discount Factor shall be 370%.

                  (2) SHORT-TERM INSTRUMENTS: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Corporate Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature within, or have a demand feature at par exercisable within, the Exposure Period; and (B) 125%, so long as such portfolio securities neither mature within nor have a demand feature at par exercisable within the Exposure Period. A Fitch Discount factor of 100% will be applied to cash.

                  (3)    U.S. GOVERNMENT SECURITIES AND U.S. TREASURY STRIPS:

              TIME REMAINING TO MATURITY                                   DISCOUNT FACTOR
              --------------------------                                   ---------------
              1 year or less                                                    102%
              2 years or less (but longer than 1 year)                          103%
              3 years or less (but longer than 2 years)                         105%
              4 years or less (but longer than 3 years)                         107%
              5 years or less (but longer than 4 years)                         109%
              7 years or less (but longer than 5 years)                         112%
              10 years or less (but longer than 7 years)                        114%
              Greater than 10 years                                             122%

                  (4) RULE 144A SECURITIES: The Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.

                  (5) ASSET-BACKED AND MORTGAGE-BACKED SECURITIES: The percentage determined by reference to the asset type in accordance with the table set forth below.

              ASSET TYPE (WITH TIME REMAINING TO MATURITY, IF APPLICABLE)                DISCOUNT FACTOR
              ----------                                                                 ---------------
              U.S. Treasury/agency securities (10 years or less)                               118%
              U.S. Treasury/agency securities (greater than 10 years)                          127%
              U.S. agency sequentials (10 years or less)                                       128%

              ASSET TYPE (WITH TIME REMAINING TO MATURITY, IF APPLICABLE)                DISCOUNT FACTOR
              ----------                                                                 ---------------
              U.S. agency sequentials (greater than 10 years)                                  142%
              U.S. agency principal only securities                                            236%
              U.S. agency interest only securities
                (with Market Value greater than $0.40)                                         498%
              U.S. agency interest only securities
                (with Market Value less than or equal to $0.40)                                214%
              AAA LockOut securities, interest only                                            236%
              U.S. agency planned amortization class bonds (10 years or less)                  115%
              U.S. agency planned amortization class bonds (greater than 10 years)             136%
              AAA sequentials (10 years or less)                                               118%
              AAA sequentials (greater than 10 years)                                          135%
              AAA planned amortization class bonds (10 years or less)                          115%
              AAA planned amortization class bonds (greater than 10 years)                     140%
              Jumbo mortgages rated AAA(1)                                                     123%
              Jumbo mortgages rated AA(1)                                                      130%
              Jumbo mortgages rated A(1)                                                       136%
              Jumbo mortgages rated BBB(1)                                                     159%
              Commercial mortgage-backed securities rated AAA                                  131%
              Commercial mortgage-backed securities rated AA                                   139%
              Commercial mortgage-backed securities rated A                                    148%
              Commercial mortgage-backed securities rated BBB                                  177%
              Commercial mortgage-backed securities rated BB                                   283%
              Commercial mortgage-backed securities rated B                                    379%
              Commercial mortgage-backed securities rated CCC or not rated                     950%

----------
              (1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

                  (6) BANK LOANS: The percentage determined by reference to the Fitch Loan Category in accordance with the table set forth below.

                     FITCH LOAN CATEGORY          DISCOUNT FACTOR
                     -------------------          ---------------
                     A                                 126%
                     B                                 157%
                     C                                 184%
                     D                                 433%

                  (7) MUNICIPAL DEBT OBLIGATIONS: The Fitch Discount Factor applied to municipal debt obligations will be the percentage determined by reference to the table set forth below:

                                                                 FITCH RATING CATEGORY
         EXPOSURE PERIOD                         AAA(1)        AA(1)        A(1)         BBB(1)       F1(2)      UNRATED(3)
         ---------------                         ------        -----        ----         ------       -----      ----------
         7 weeks                                  151%          159%         166%         173%         136%         225%
         8 weeks or less but
           greater than 7 weeks                   154%          161%         168%         176%         137%         231%
         9 weeks or less but
           greater than 8 weeks                   158%          163%         170%         177%         138%         240%

----------
(1) Fitch rating.
(2) Municipal debt obligations rated by Fitch which do not mature, but have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
(3) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB-will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "Unrated" in this table.

                  (8)    FOREIGN BONDS: The Fitch Discount Factor (A) for
         (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction or (2) a Foreign Bond the principal of which is denominated in U.S. dollars, will be the Fitch Discount Factor that would otherwise apply to such Foreign Bonds in accordance with paragraph (i) of this definition of "Fitch Discount Factor," or (B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction or (2) a bond issued by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation, will be 370%.

                  (9) STRUCTURED NOTES: The Fitch Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Fitch Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Fitch Discount Factor in the table in paragraph (i); and (B) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Fitch Discount Factor determined in accordance with paragraph (v) under this definition.

                  (10)   CONVERTIBLE SECURITIES: The Fitch Discount
         Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible securities have neither (x) conversion premiums greater than 100% nor (y) a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

                  The Fitch Discount Factor applied to convertible securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles, and (B) 179% for below investment grade convertibles so long as such convertible securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

                  The Fitch Discount Factor applied to convertible securities which have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve is 370%.

                  (11) PREFERRED SECURITIES: The percentage determined by reference to the rating of a preferred security in accordance with the table set forth below.

                                                                          FITCH RATING CATEGORY
                                                                                                                 NOT RATED OR
         PREFERRED SECURITY(1)                     AAA          AA            A           BBB          BB          BELOW BB
         ---------------------                     ---          --            -           ---          --        ------------
         Taxable Preferred                       130.58%      133.19%      135.91%      138.73%      153.23%        161.08%
         Dividend Received
           Deduction (DRD) Preferred             163.40%      163.40%      163.40%      163.40%      201.21%        201.21%

----------
         (1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "Not Rated or Below BB" in this table.

               (ss)  "Fitch Eligible Asset" shall mean

                  (1) cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is otherwise within the Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) with counterparties having a long-term debt rating of at least BBB- from Fitch or the equivalent from another Rating Agency or (B) with counterparties having a Short Term Money Market Instrument rating of at least F1+ by Fitch or the equivalent by another Rating Agency;

                  (2) Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (2) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

                  (3)    U.S. Government Securities and U.S. Treasury Strips;

                  (4) debt securities if (A) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager; and (B) such securities are issued by (1) a U.S. corporation, limited liability company, limited partnership, or equivalent form of organization, (2) a corporation, limited liability company, limited partnership, or equivalent form of organization domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain, the United Kingdom, or any country represented in the JP Morgan Emerging Markets Bond Index Plus (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions, including Brady Bonds (the debt securities described in clauses (2) and (3) being referred to collectively as "Foreign Bonds"),
         (4) a corporation, limited liability company, limited partnership, or equivalent form of organization domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered debt securities constituting Fitch Eligible Assets if (a) they provide for periodic payment of interest in cash in U.S. dollars or euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Trust's investment manager or portfolio manager; (d) they were issued by a U.S. corporation, limited liability company, limited partnership, or equivalent form of organization; and (e) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (4) are herein referred to as "Corporate Debt Securities";

                  (5) preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange,

         (D) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred stocks' issue must be at least $50 million;

                  (6)    asset-backed and mortgage-backed securities;

                  (7)    Rule 144A Securities;

                  (8)    Bank Loans;

                  (9) municipal debt obligations that (A) pay interest in cash and (B) are part of an issue of municipal debt obligations of at least $5 million, except for municipal debt obligations rated below A by Fitch or, in the absence of a Fitch rating, the equivalent rating by another Rating Agency, in which case the minimum issue size is $10 million;

                  (10) Tradable Credit Baskets (E.G., Traded Custody Receipts or TRACERs and Targeted Return Index Securities Trust or TRAINS);

                  (11)   convertible debt and convertible preferred stocks;
         and

                  (12) any other security or instrument approved by Fitch.

               Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Trust of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the Preferred Shares.

               Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

               Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

               Portfolio holdings as described above will be included in Fitch Eligible Assets to the extent they are within the following diversification and issue size requirements:

         SECURITY RATED AT            MAXIMUM SINGLE           MAXIMUM SINGLE           MINIMUM ISSUE SIZE
         LEAST                           ISSUER(1)             INDUSTRY(1),(2)          ($ IN MILLIONS)(3)
         AAA                              100%                      100%                      $  100
         AA-                               20%                       75%                         100
         A-                                10%                       50%                         100
         BBB-                               6%                       25%                         100
         BB-                                4%                       16%                          50
         B-                                 3%                       12%                          50
         CCC or Below                       2%                        8%                          50

         (1) Percentages represent a portion of the aggregate market value of Corporate Debt Securities.
         (2) Industries are determined according to Fitch Industry Classifications, as defined herein.
         (3) Preferred stock has a minimum issue size of $50 million.

               (tt) "Fitch Hedging Transaction" shall have the meaning specified in paragraph 10(b) of Part I of this Section 12.1.

               (uu) "Fitch Industry Classification" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

         1.       Aerospace & Defense
         2.       Automobiles
         3.       Banking, Finance & Real Estate
         4.       Broadcasting & Media
         5.       Building & Materials
         6.       Cable
         7.       Chemicals
         8.       Computers & Electronics
         9.       Consumer Products
         10.      Energy
         11.      Environmental Services
         12.      Farming & Agriculture
         13.      Food, Beverage & Tobacco
         14.      Gaming, Lodging & Restaurants
         15.      Healthcare & Pharmaceuticals
         16.      Industrial/Manufacturing
         17.      Insurance
         18.      Leisure & Entertainment
         19.      Metals & Mining

         20.      Miscellaneous
         21.      Paper & Forest Products
         22.      Retail
         23.      Sovereign
         24.      Supermarkets & Drugstores
         25.      Telecommunications
         26.      Textiles & Furniture
         27.      Transportation
         28.      Utilities

               The Trust shall use its discretion in determining which industry classification is applicable to a particular investment.

               (vv) "Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

                         (1) "Fitch Loan Category A" means Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

                         (2) "Fitch Loan Category B" means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

                         (3) "Fitch Loan Category C" means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; (B) non-Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85; and (C) Performing Bank Loans without an Approved Price rated BB- or higher by Fitch. If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (E.G., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (E.G., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used).

                         (4) "Fitch Loan Category D" means Bank Loans not described in any of the foregoing categories.

               Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such

      Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

               (ww) "Foreign Bonds" shall have the meaning set forth in paragraph (4) of the definition of "Fitch Eligible Assets."

               (xx) "Forward Commitments" shall have the meaning specified in paragraph 10(a)(ix) of Part I of this Section 12.1.

               (yy) "GNMA" shall have the meaning set forth in paragraph (8) of the definition of "Moody's Eligible Assets" below.

               (zz) "Holder," with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Trust.

               (aaa) "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 12.1.

               (bbb) "Independent Accountant" shall mean a nationally recognized accountant, or firm of accountants, retained by the Trust that is with respect to the Trust an independent public accountant or firm of independent public accountants under the Securities Act.

               (ccc) "Initial Dividend Payment Date" means, with respect to a series of Preferred Shares, the date on which dividends are payable on such series of Preferred Shares with respect to the Initial Rate Period thereof, as determined by the Trustees of the Trust or pursuant to their delegated authority.

               (ddd) "Initial Dividend Rate" means, with respect to a series of Preferred Shares, the rate per annum applicable to the Initial Rate Period for such series of Preferred Shares, as determined by the Trustees or pursuant to their delegated authority.

               (eee) "Initial Rate Period," with respect to a series of Preferred Shares, shall be the period from and including the Date of Original Issue thereof to but excluding the Initial Dividend Payment Date thereof.

               (fff) "Late Charge" shall have the meaning specified in paragraph 2(e)(i)(B) of Part I of this Section 12.1.

               (ggg) "Lead Broker-Dealer" shall mean a Broker-Dealer designated as the "lead" Broker-Dealer by the Trust from time to time in its discretion. Initially, the Lead Broker-Dealer shall be Merrill Lynch, Pierce, Fenner & Smith Incorporated.

               (hhh) "LIBOR Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Trust may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

               (iii) "LIBOR Determination Date" shall have the meaning set forth in the definition of "LIBOR Rate."

               (jjj) "LIBOR Rate" on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Rate Period (as described below), which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace the page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period (as described below) in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, and (C) if only one or none of the Reference Banks provides such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Trust's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period (as described below) in an amount determined by the LIBOR Dealer (after obtaining the Trust's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Trust to provide such rate or rates not being supplied by the LIBOR Dealer; provided, further, that if the LIBOR and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Rate Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate;
      (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate;
      (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate;
      (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

               (kkk) "Lien" shall mean any material lien, mortgage, pledge, security interest or security agreement of any kind, but shall not include assets segregated on the Trust's books for regulatory or other reasons.

               (lll) "Liquidation Preference," with respect to a given number of Preferred Shares, means $25,000 times that number.

               (mmm) "London Business Day" means any day on which commercial banks are generally open for business in London.

               (nnn) "Market Value" of any asset of the Trust shall be the market value thereof determined by any pricing service designated by the Trust and approved by Moody's and Fitch, if Moody's and Fitch are then rating the Preferred Shares, and from any Substitute Rating Agency then rating the Preferred Shares (the "Pricing Service"). Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio property at the lower of the quoted bid price and the mean between the quoted bid and ask price or the yield equivalent when quotations are readily available. Securities and other property for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service, using methods which include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. If the Pricing Service fails to provide the Market Value of any securities, such securities shall be valued at the lower of two bid quotations (at least one of which shall be in writing) obtained by the Trust from two dealers who are members of the National Association of Securities Dealers, Inc. and are making a market in such securities. If two bid quotations are not readily available for any securities, such securities shall be valued at fair value on a consistent basis using methods determined in good faith by the Trustees. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded or, if market quotations are not readily available, are valued at fair value as determined by the Pricing Service or, if the Pricing Service is not able to value such instruments, shall be valued at fair value on a consistent basis using methods determined in good faith by the Trustees. All other assets will be valued at fair value on a consistent basis using methods determined in good faith by the Trustees.

               (ooo) "Maximum Rate" means, on any date on which the Applicable Rate is determined, the greater of the Applicable Percentage of the Reference Rate on such date or the Applicable Spread plus the Reference Rate on such date.

               (ppp) "Minimum Rate Period" shall mean any Rate Period consisting of 7 Rate Period Days for Series M, Series W, and Series F, and 28 Rate Period Days for Series T and Series TH.

               (qqq) "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

               (rrr) "Moody's Discount Factor" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

                         (1) CORPORATE DEBT SECURITIES: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.


    TERM TO MATURITY OF                                              MOODY'S RATING CATEGORY
    CORPORATE DEBT SECURITY(2)               Aaa        Aa          A         Baa        Ba          B      UNRATED(1)
    --------------------------               ---        --          -         ---        --          -      ----------
    1 year or less                           109%       112%       115%       118%       137%       150%       250%
    2 years or less (but longer than 1
      year)                                  115        118        122        125        146        160        250
    3 years or less (but longer than 2
      years)                                 120        123        127        131        153        168        250
    4 years or less (but longer than 3
      years)                                 126        129        133        138        161        176        250
    5 years or less (but longer than 4
      years)                                 132        135        139        144        168        185        250
    7 years or less (but longer than 5
      years)                                 139        143        147        152        179        197        250
    10 years or less (but longer than 7
      years)                                 145        150        155        160        189        208        250
    15 years or less (but longer than 10
      years)                                 150        155        160        165        196        216        250
    20 years or less (but longer than 15
      years)                                 150        155        160        165        196        228        250
    30 years or less (but longer than 20
      years)                                 150        155        160        165        196        229        250
    Greater than 30
      years                                  165        173        181        189        205        240        250

----------
         (1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Trust's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Trust will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

         (2) The Moody's Discount Factors for corporate debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

                         The Moody's Discount Factors presented in the immediately preceding table will also apply to Moody's rated credit baskets (e.g., TRACERs), whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market Value of the TRACER.

                         (2) PREFERRED STOCK(1): The Moody's Discount Factor for taxable preferred stock shall be:

         Aaa                                150%
         Aa                                 155%
         A                                  160%
         Baa                                165%
         Ba                                 196%
         B                                  216%
         LESS THAN B or Not  Rated          250%

         (1) Rule 144A Securities' Moody's Discount Factor will be increased by an additional 20%.

                         Because of the size of the DRD market, DRDs will be assigned a different Moody's Discount Factor to reflect their liquidity. Investment grade DRDs will be assigned a 165% Moody's Discount Factor and non-investment grade DRDs will be assigned a 216% Moody's Discount Factor.

                         (3) CONVERTIBLE SECURITIES (INCLUDING CONVERTIBLE PREFERREDS): The Moody's Discount Factor applied to convertible securities will be (A) 195% for investment grade equity convertibles,
         (B) 229% for below investment grade equity convertibles, (C) 192% for investment grade total return convertibles, (D) 226% for below investment grade total return convertibles, (E) 250% for unrated convertible bonds, and (F) for yield alternative convertibles, equal to the Moody's Discount Factor for corporate debt securities determined in accordance with subsection (1) above. For purposes of this subsection
         (3), "equity convertibles" shall mean convertible securities with a delta equal to or greater than 0.8 and no greater than 1.0, "total return convertibles" shall mean convertible securities with a delta equal to or greater than 0.4 and less than 0.8, and "yield alternative convertibles" shall mean convertible securities with a delta less than 0.4.

                         (4) SHORT-TERM INSTRUMENTS: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, if such securities are rated by Moody's, so long as such portfolio securities mature or have a demand feature at par exercisable within the Exposure Period; (B) 115%, if such securities are rated by Moody's, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P or an equivalent rating by Fitch and mature or have a demand feature at par exercisable within the Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.

                         (5)    U.S. GOVERNMENT SECURITIES AND U.S. TREASURY
         STRIPS: The Moody's Discount Factor for U.S. Government securities and U.S. Treasury strips shall be:

                                                               U.S. GOVERNMENT
                                                                 SECURITIES              U.S. TREASURY STRIPS
         REMAINING TERM TO MATURITY                            DISCOUNT FACTOR             DISCOUNT FACTOR
         --------------------------                            ---------------             ---------------
         1 year or less                                             107%                         107%
         2 years or less (but longer than 1 year)                   113%                         115%
         3 years or less (but longer than 2 years)                  118%                         121%
         4 years or less (but longer than 3 years)                  123%                         128%
         5 years or less (but longer than 4 years)                  128%                         135%
         7 years or less (but longer than 5 years)                  135%                         147%
         10 years or less (but longer than 7 years)                 141%                         163%
         15 years or less (but longer than 10 years)                146%                         191%
         20 years or less (but longer than 15 years)                154%                         218%
         30 years or less (but longer than 20 years)                154%                         244%

                         (6) RULE 144A SECURITIES: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act, except in the case of preferred stock.

                         (7) BANK LOANS: The Moody's Discount Factor applied to senior Bank Loans ("Senior Loans") and other Bank Loans shall be the percentage specified in accordance with the table set forth below (or such lower percentage as Moody's may approve in writing from time to time):

                                        MOODY'S RATING CATEGORY
                                        -----------------------
                                                 Baa AND                 CAA AND BELOW (INCLUDING
         TYPE OF LOAN                Aaa-A        Ba(1)       B(1)      DISTRESSED AND UNRATED) (1)
         ------------                -----        -----       ----      ---------------------------
         Senior Loans greater
           than $250 MM               118%        136%        149%                250%

         non-Senior Loans greater
           than $250 MM               128%        146%        159%                250%

         loans less than  $250MM      138%        156%        169%                270%

         (1) If a Senior Loan is not rated by any of Moody's, S&P or Fitch Ratings, the Trust will use the applicable percentage set forth under the column entitled "Caa and below (including distressed and unrated)" in the table above. Ratings assigned by S&P and/or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of securities for which the ratings by S&P and/or Fitch do not seem to approximate a Moody's rating equivalent. Split-rated securities assigned by S&P and Fitch (i.e. these rating agencies assign different rating categories to the security) will be accepted at the lower of the two ratings, provided however, that, in a situation where a security is rated "B" (or equivalent) by a given rating agency and rated "CCC" (or equivalent) by another rating agency, the Trust will use the applicable percentage set forth under the column entitled "B" in the table above.

                         (8) ASSET-BACKED SECURITIES: The Moody's Discount Factor applied to asset-backed securities shall be 131%.

                         (9) MORTGAGE-BACKED SECURITIES: The Moody's Discount Factor applied to collateralized mortgage obligations, planned amortization class bonds and targeted amortization class bonds shall be determined by reference to the weighted average life of the security in accordance with the table set forth below.

         REMAINING TERM TO MATURITY                           DISCOUNT FACTORS
         --------------------------                           ----------------
         3 years or less                                            133%
         7 years or less (but longer than 3 years)                  142%
         10 years or less (but longer than 7 years)                 158%
         20 years or less (but longer than 10 years)                174%
         Greater than 20 years                                      205%

                         The Moody's Discount Factor applied to residential mortgage pass-throughs (including private-placement mortgage pass-throughs) shall be determined by reference to the coupon paid by such security in accordance with the table set forth below.

         COUPON                     DISCOUNT FACTORS
         ------                     ----------------
             5%                           166%
             6%                           162%
             7%                           158%
             8%                           154%
             9%                           151%
            10%                           148%
            11%                           144%
            12%                           142%
            13%                           139%
         Adjustable                       165%

                         The Moody's Discount Factor applied to fixed-rate pass-throughs that are not rated by Moody's and are serviced by a servicer approved by Moody's shall be determined by reference to the table in the following paragraph.

                         The Moody's Discount Factor applied to whole loans shall be determined by reference to the coupon paid by such security in accordance with the table set forth below.

         COUPON                     DISCOUNT FACTORS
         ------                     ----------------
             5%                           172%
             6%                           167%
             7%                           163%
             8%                           159%
             9%                           155%
            10%                           151%
            11%                           148%
            12%                           145%
            13%                           142%
         Adjustable                       170%

                         (10) MUNICIPAL DEBT OBLIGATIONS: The Moody's Discount Factor applied to municipal debt obligations shall be the percentage determined by reference to the rating on such asset and the shortest exposure period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below:

             EXPOSURE PERIOD            Aaa            Aa            A            Baa         MIG-1(1)      MIG-1(2)     UNRATED(3)
             ---------------            ---            --            -            ---         --------      --------     ----------
         7 weeks                        151%          159%          160%          173%          135%          148%          225%
         8 weeks or less but
           greater than seven weeks     154           161           168           176           137           149           231
         9 weeks or less but
           greater than eight weeks     158           163           170           177           138           150           240

         (1) Municipal debt obligations not rated by Moody's but rated equivalent to MIG-1, VMIG-1 or P-1 by S&P and Fitch that have a maturity less than or equal to 49 days.

         (2) Municipal debt obligations not rated by Moody's but rated equivalent to MIG-1, VMIG-1 or P-1 by S&P and Fitch that have a maturity greater than 49 days.

         (3) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the municipal issuer's assets can be derived from other sources, securities rated below Baa by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a municipal debt security is unrated by Moody's, S&P or Fitch, the Trust will use the percentage set forth under "Unrated" in the Municipal Debt Table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

                         (11) STRUCTURED NOTES: The Moody's Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Moody's Discount Factor determined in accordance with paragraph (1) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Moody's Discount Factor in the table in paragraph (1); and (B) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Moody's Discount Factor determined in accordance with paragraph (5) under this definition.

                         (12) CONVERSION FACTORS: The Moody's Discount Factor applied to securities denominated in foreign currencies shall be determined by multiplying the currency discount factor (the "Currency Discount Factor") of the relevant currency listed below by the Moody's Discount Factor of the eligible asset determined in accordance with paragraphs (1)-(11) under this definition to determine the ultimate Moody's Discount Factor for such security.

                                                       CURRENCY
                                FOREIGN CURRENCY (1)   DISCOUNT FACTOR
                                --------------------   ---------------
                                CAD                    107%
                                EUR                    111%
                                GAB                    115%
                                JPY                    116%
                                AUD                    113%
                                HKD                    100%
                                NZD                    114%
                                NOK                    111%
                                SEK                    113%
                                THB                    119%
                                KRW                    121%

         (1) If the Trust invests in a security denominated in a currency other than that found in the above table, the Trust will contact Moody's to obtain the applicable Currency Discount Factor for such security.

                         (13) NON-U.S. SOVEREIGN DEBT: The Moody's Discount Factor applied to non-U.S. sovereign debt obligations will be (A) in the case of a non-U.S. sovereign debt obligation denominated in U.S. dollars, 250%, and (B) in the case of a non-U.S. sovereign debt obligation denominated in a foreign currency, 250% multiplied by the Currency Discount Factor for such foreign currency.

               (sss) "Moody's Eligible Assets" means

                         (1) cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is otherwise within the Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Trust has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1;

                         (2)    Short Term Money Market Instruments so long as
         (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments need not meet any otherwise applicable Moody's rating criteria;

                         (3)    U.S. Government Securities and U.S. Treasury
         Strips;

                         (4)    Rule 144A Securities;

                         (5) Performing Senior Loans and other Bank Loans approved by Moody's;

                         (6) Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P or Fitch; (C) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (D) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (E) such securities are not subject to extended settlement.

                         Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Trust) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

                         (7) Preferred stocks if (A) dividends on such preferred stocks are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuers of such preferred stocks have common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuers of such preferred stocks have a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and
         (E) such preferred stocks have paid consistent cash dividends in U.S. dollars or euros over the last three years or have a minimum rating of A1 (if the issuer of such a preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Trust of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

                         (8)    Asset-backed and mortgage-backed securities:

                  (A) Asset-backed securities if (1) such securities are rated at least Aa3 by Moody's or at least AA- by S&P or Fitch, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Trust and (3) the expected average life of the securities is not greater than 4 years;

                  (B) Collateralized mortgage obligations ("CMOs"), including
              CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Trust (1) has been rated Aaa by Moody's or AAA by S&P or Fitch, (2) does not have a coupon which floats inversely, (3) is not portioned as an interest-only or principal-only strip and (4) is part of an issuance that had an original issue size of at least $100 million;

                  (C) Planned amortization class bonds ("PACs") and targeted amortization class bonds ("TACs"), provided that such PACs or TACs are (1) backed by certificates of either the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") representing ownership in single-family first lien mortgage loans with original terms of 30 years, (2) part of an issuance that had an original issue size of at least $10 million,
              (3) part of PAC or TAC classes that have payment priority over other PAC or TAC classes, (4) if TACs, TACs that do not support PAC classes, and (5) if TACs, not considered reverse TACs (I.E., do not protect against extension risk);

                  (D) Consolidated senior debt obligations of Federal Home Loan
              Banks ("FHLBs"), senior long-term debt of the FNMA, and consolidated systemwide bonds and FCS Financial Assistance Corporation Bonds of Federal Farm Credit Banks ("FFCBs") (collectively, "FHLB, FNMA and FFCB Debentures"), provided that such FHLB, FNMA and FFCB Debentures are (1) direct issuance corporate debt rated Aaa by Moody's, (2) senior debt obligations backed by the FHLBs, FFCBs or FNMA, (3) part of an issue entirely denominated in U.S. dollars and (4) not callable or exchangeable debt issues;

                  (E) Mortgage pass-throughs rated at least Aa by Moody's and pass-throughs issued prior to 1987 (if rated AA by S&P or Fitch and based on fixed-rate mortgage loans) by Travelers Mortgage Services, Citicorp Homeowners, Citibank, N.A., Sears Mortgage Security or RFC - Salomon Brothers Mortgage Securities, Inc., provided that (1) certificates must evidence a proportional, undivided interest in specified pools of fixed or adjustable rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties and (2) the securities are publicly registered (not issued by FNMA, GNMA or FHLMC);

                  (F) Private-placement mortgage pass-throughs, provided that
              (1) certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties, (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated Aa or better by Moody's;

                  (G) Whole loans (e.g., direct investments in mortgages),
              provided that (1) at least 65% of such loans (a) have seasoning of no less than 6 months, (b) are secured by single-family detached residences, (c) are owner-occupied primary residences, (d) are secured by a first-lien, fully documented mortgage, (e) neither are currently delinquent (30 days or more) nor were delinquent during the preceding year, (f) have loan-to-value ratios of 80% or below, (g) carry normal hazard insurance and title insurance, as well as special hazard insurance, if applicable, (h) have original terms to maturity not greater than 30 years, with at least one year remaining to maturity, (i) have a minimum of $10,000 remaining principal balance, (j) for loans underwritten after January 1, 1978, FNMA and/or FHLMC forms are used for fixed-rate loans, and (k) such loans are whole loans and not participations;
              (2) for loans that do not satisfy the requirements set forth in the foregoing clause (1), (a) non-owner occupied properties represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (b) multi-family properties (those with five or more units) represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (c) condominiums represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and any condominium project must be 80% occupied at the time the loan is originated, (d) properties with loan-to-value ratios exceeding 80% represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool and the portion of the mortgage on any such property that exceeds a loan-to-value ratio of 80% is insured with primary mortgage insurance from an insurer rated at least Baa3 by Moody's and (e) loan balances in excess of the current FHLMC limit plus $75,000 represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, loan balances in excess of $350,000 represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and loan balances in excess of $1,000,000 represent no greater than 5% of the aggregate of either the adjustable-rate pool or the fixed-rate pool; (3) no greater than 5% of the pool of loans is concentrated in any one zip code; (4) the pool of loans contains at least 100 loans or $2 million in loans per servicer; (5) for adjustable-rate mortgages ("ARMs"), (a) any ARM is indexed to the National Cost of Funds index, the 11th District Cost of Funds index, the 1-year Treasury or the 6-month Treasury, (b) the margin over the given index is between 0.15% and 0.25% for either cost-of-funds index and between 0.175% and 0.325% for Treasuries,
              (c) the maximum yearly interest rate increase is 2%, (d) the maximum life-time interest rate increase is 6.25% and (e) ARMs may include Federal Housing Administration and Department of Veterans Affairs loans; and (6) for "teaser" loans, (a) the initial discount from the current ARM market rate is no greater than 2%,
              (b) the loan is underwritten at the market rate for ARMs, not the "teaser" rate, and (c) the loan is seasoned six months beyond the "teaser" period;

                         (9) Any municipal debt obligation that (A) pays interest in cash, (B) does not have a Moody's rating, as applicable, suspended by Moody's, and (C) is part of an issue of municipal debt obligations of at least $5,000,000, except for municipal debt obligations rated below A by Moody's or, in the absence of a Moody's rating, the equivalent rating by another Rating Agency, in which case the minimum issue size is $10,000,000;

                         (10) Structured Notes and Moody's rated credit baskets (e.g., TRACERs and TRAINS);

                         (11)   Financial contracts, as such term is defined in
         Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Trust of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the Preferred Shares;

                         (12)   Non-U.S. sovereign debt; and

                         (13) Any other security or instrument approved by Moody's.

               In addition, where applicable, portfolio holdings as described above will be included in Moody's Eligible Assets only to the extent they are within the following diversification and issue size requirements:

                       MAXIMUM SINGLE    MAXIMUM SINGLE    MINIMUM ISSUE SIZE
         RATINGS(1)    ISSUER (2),(3)   INDUSTRY (3),(4)   ($ IN MILLIONS) (5)
         ----------    --------------   ----------------   -------------------
         Aaa                100%             100%               $    100
         Aa                  20%              60%                    100
         A                   10%              40%                    100
         Baa                  6%              20%                    100
         Ba                   4%              12%                     50(6)
         B1-B2                3%               8%                     50(6)
         B3 or below          2%               5%                     50(6)

----------
         (1) Refers to the preferred stock and senior debt rating of the portfolio holding.
         (2) Companies subject to common ownership of 25% or more are considered as one issuer.
         (3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.
         (4) Industries are determined according to Moody's Industry Classifications, as defined herein.
         (5) Except for preferred stock, which has a minimum issue size of $50 million.
         (6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Trust's total assets.

               Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value and the call price of such portfolio securities.

               Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Trust will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent, (D) Liens arising by virtue of any repurchase agreement and (E) Liens created by virtue of the Trust's investment activity.

               (ttt) "Moody's Hedging Transaction" shall have the meaning specified in paragraph 10(a) of Part I of this Section 12.1.

               (uuu) "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

          1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

          2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

          3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

          4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

          5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

          6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulfur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

          7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

          8.   Personal and Non-Durable Consumer Products (Manufacturing Only):
               Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

          9.   Diversified/Conglomerate Manufacturing

          10.  Diversified/Conglomerate Service

          11.  Diversified Natural Resources, Precious Metals and Minerals:
               Fabricating, Distribution

          12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

          13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

          14.  Finance: Investment Brokerage, Leasing, Syndication, Securities

          15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

          16.  Grocery: Grocery Stores, Convenience Food Stores

          17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

          18.  Home and Office Furnishings, Housewares, and Durable Consumer
               Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

          19.  Hotels, Motels, Inns and Gaming

          20.  Insurance: Life, Property and Casualty, Broker, Agent, Surety

          21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

          22.  Machinery (Non-Agricultural, Non-Construction, Non-Electronic):
               Industrial, Machine Tools, Steam Generators

          23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

          24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

          25. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

          26. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

          27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

          28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

          29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

          30.  Personal Transportation: Air, Bus, Rail, Car Rental

          31.  Utilities: Electric, Water, Hydro Power, Gas

          32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

      The Trust will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Trust considers necessary.

               (vvv) "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time.

               (www) "1940 Act Cure Date," with respect to the failure by the Trust to maintain the 1940 Act Preferred Shares Asset Coverage (as required by paragraph 5 of Part I of this Section 12.1) as of the last Business Day of each month, shall mean the last Business Day of the following month.

               (xxx) "1940 Act Preferred Shares Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest, including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

               (yyy) "Notice of Redemption" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph 8(c) of Part I of this Section 12.1.

               (zzz) "Notice of Special Rate Period" shall mean any notice with respect to a Special Rate Period of Preferred Shares pursuant to paragraph 3(d)(i) of Part I of this Section 12.1.

               (aaaa) "Order" and "Orders" shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 12.1.

               (bbbb) "Outstanding" shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares of such series theretofore issued by the Trust except, without duplication,
      (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Trust as provided in paragraph 8(f) of Part I of this Section 12.1, (ii) any shares of such series as to which the Trust or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.

               (cccc) "PACs" shall have the meaning set forth in paragraph (8) of the definition of "Moody's Eligible Assets" above.

               (dddd) "Performing" shall mean, with respect to any asset that is a Bank Loan or other debt, the issuer of such investment is not in default of any payment obligations in respect thereof.

               (eeee) "Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

               (ffff) "Potential Beneficial Owner," with respect to shares of a series of Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

               (gggg) "Potential Holder," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Trust) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

               (hhhh) "Preferred Shares" shall have the meaning set forth under "DESIGNATION" above.

               (iiii) "Preferred Shares Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of: (i)(A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for the Preferred Shares outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Dividend Period commencing on such Dividend

      Payment Date) for a 7-day Dividend Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor (except that for those days during the period described in this clause (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect pursuant to clause (B) that are also included in the period described in clause (C), the dividend for purposes of calculation would accumulate at the Applicable Rate in effect for purposes of clause (B) in respect of those days); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of any indebtedness or obligations of the Trust senior in right of payment to the Preferred Shares; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for portfolio securities of the Trust purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions); less (ii) the value (I.E., for purposes of current Fitch and Moody's guidelines, the face value of cash, short-term securities rated, in the case of Fitch, F1 by Fitch or the equivalent by another Rating Agency, or, in the case of Moody's, MIG-1, VMIG-1 or P-1 by Moody's, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through
      (i)(F) become payable, otherwise the Discounted Value) of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(F).

               (jjjj) "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph 6(a) of Part I of this Section 12.1) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

               (kkkk) "Preferred Shares Basic Maintenance Report" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

               (llll) "Pricing Service" shall have the meaning specified in the definition of "Market Value" above.

               (mmmm) "Quarterly Valuation Date" shall mean the last Friday of the last month of each fiscal quarter of the Trust in each fiscal year of the Trust, commencing on June 25, 2004, provided that if such day is not a Business Day, then the immediately preceding Business Day.

               (nnnn) "Rate Period," with respect to shares of a series of Preferred Shares, shall mean each of the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

               (oooo) "Rate Period Days," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph 2(d) of Part I of this Section 12.1.

               (pppp) "Rating Agency" means a nationally recognized statistical rating organization.

               (qqqq) "Redemption Price" shall mean the applicable redemption price specified in paragraph 8(a) or paragraph 8(b), as the case may be, of Part I of this Section 12.1.

               (rrrr) "Reference Banks" means four major banks in the London interbank market selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors or such other party as the Trust may from time to time appoint.

               (ssss) "Reference Rate" means the applicable LIBOR Rate (for a Rate Period of fewer than 365 days) or the applicable Treasury Index Rate (for a Rate Period of 365 days or more).

               (tttt) "Reorganization Bonds" shall have the meaning set forth under paragraph (4) of the definition of "Fitch Eligible Assets."

               (uuuu) "Rule 144A Securities" shall mean securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager.

               (vvvv) "S&P" shall mean Standard & Poor's Rating Group and its successors.

               (wwww) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

               (xxxx) "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

               (yyyy) "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 12.1.

               (zzzz) "Senior Loans" shall have the meaning set forth in paragraph (8) of the definitions of "Moody's Discount Factor."

               (aaaaa) "Series F" shall mean the Series F Taxable Auction Market Preferred Shares.

               (bbbbb) "Series M" shall mean the Series M Taxable Auction Market Preferred Shares.

               (ccccc) "Series T" shall mean the Series T Taxable Auction Market Preferred Shares.

               (ddddd) "Series TH" shall mean the Series TH Taxable Auction Market Preferred Shares.

               (eeeee) "Series W" shall mean the Series W Taxable Auction Market Preferred Shares.

               (fffff) "Short Term Money Market Instruments" shall mean the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term to maturity thereof is not in excess of 180 days (or 270 days for instruments rated at least Aaa for purposes of determining Moody's Eligible Assets):

               (i) commercial paper rated either F1 by Fitch or A-1 by S&P if such commercial paper matures in 30 days or P-1 by Moody's and either F1+ by Fitch or A-1+ by S&P if such commercial paper matures in over 30 days;

               (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

               (iii) overnight funds;

               (iv)  U.S. Government Securities; and

               (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company have (1) credit ratings on each Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of Eurodollar demand or time deposits or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Trust, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if
         (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company of such depository institution or trust company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Trust); and provided further that the interest receivable by the Trust shall not be subject to any withholding or similar taxes.

               (ggggg) "Special Rate Period," with respect to shares of a series of Preferred Shares, shall have the meaning specified in paragraph 3(a) of
      Part I of this Section 12.1.

               (hhhhh) "Special Redemption Provisions" shall have the meaning specified in paragraph 8(a)(i) of Part I of this Section 12.1.

               (iiiii) "Structured Notes" shall mean privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market (an "embedded index"), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds.

               (jjjjj) "Submission Deadline" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

               (kkkkk) "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph 3(a) of Part II of this Section 12.1.

               (lllll) "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph 3(a) of Part II of this Section 12.1.

               (mmmmm) "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph 3(a) of Part II of this Section 12.1.

               (nnnnn) "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph 3(a) of Part II of this Section 12.1.

               (ooooo) "Subsequent Rate Period," with respect to shares of a series of Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

               (ppppp) "Substitute LIBOR Dealers" means LIBOR Dealers appointed by the Trust from time to time to act as substitute LIBOR Dealers.

               (qqqqq) "Substitute Rating Agency" means a Rating Agency selected by the Trust to act as the substitute Rating Agency to determine the credit ratings of the Preferred Shares.

               (rrrrr) "Sufficient Clearing Bids" shall have the meaning specified in paragraph 3(a) of Part II of this Section 12.1.

               (sssss) "TACs" shall have the meaning set forth in paragraph (8) of the definition of "Moody's Eligible Assets."

               (ttttt) "Telerate Page 3750" shall have the meanings set forth in the definition of "LIBOR Rate."

               (uuuuu) "Total Managed Assets" shall have the meaning specified in paragraph 10(c) of Part I of this Section 12.1.

               (vvvvv) "Tradable Credit Baskets" shall mean Traded Custody Receipts (TRACERs), which are traded custody receipts representing direct ownership in a portfolio of underlying securities, and Targeted Return Index Securities Trusts (TRAINS).

               (wwwww) "Treasury Bill" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

               (xxxxx) "Treasury Bonds" shall mean United States Treasury Bonds or Notes.

               (yyyyy) "Treasury Futures" shall mean futures and related options on Treasury Bills, Treasury Bonds and/or Treasury Notes.

               (zzzzz) "Treasury Index Rate" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the applicable Rate Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity, treating all Rate Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, then the foregoing computations shall be based upon the average of comparable data as quoted to the Trust by at least three U.S. Government Securities Dealers.

               (aaaaaa) "Treasury Note" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

               (bbbbbb) "Trust" shall mean Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2.

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               (cccccc) "Trustees" shall mean the trustees of the Trust.

               (dddddd) "U.S. Government Securities" shall mean direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption, and which for the avoidance of doubt shall include U.S. Treasury Inflation Protected Securities.

               (eeeeee) "U.S. Government Securities Dealer" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other recognized dealer in U.S. Government Securities selected by the Trust as to which Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) shall not have objected, and in each case their respective affiliates or successors, if such entity is a recognized dealer in U.S. Government Securities.

               (ffffff) "U.S. Treasury Securities" shall mean direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

               (gggggg) "U.S. Treasury Strips" shall mean securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program of the U.S. Treasury.

               (hhhhhh) "Valuation Date" shall mean, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each week.

               (iiiiii) "Volatility Factor" shall mean 1.6.

               (jjjjjj) "Voting Period" shall have the meaning specified in paragraph 4(b)(i) of Part I of this Section 12.1.

               (kkkkkk) "Winning Bid Rate" shall have the meaning specified in paragraph 3(a) of Part II of this Section 12.1.

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                                     PART I.

1.   NUMBER OF AUTHORIZED SHARES.

          The number of authorized shares constituting Series M shall be 3,280 shares, the number of authorized shares constituting Series T shall be 3,280 shares, the number of authorized shares constituting Series W shall be 3,280 shares, the number of authorized shares constituting Series TH shall be 3,280 shares, and the number of authorized shares constituting Series F shall be 3,280 shares.

2.   DIVIDENDS.

          (a) RANKING. The shares of a series of the Preferred Shares shall rank on a parity with each other, with shares of any other series of the Preferred Shares and with shares of any other series of preferred shares as to the payment of dividends by the Trust and the distribution of assets upon liquidation of the Trust.

          (b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of any series of Preferred Shares shall be entitled to receive, when, as and if declared by the Trustees, out of funds legally available therefor in accordance with the Declaration of Trust and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph 2(e) of this Part I, and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph 2(d) of this Part I. Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in paragraph 2(e)(i) of this Part I, no additional sum of money shall be payable in respect of any such arrearage.

          (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on shares of any series of Preferred Shares shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

          (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. Dividends shall be payable on shares of each of Series M Preferred Shares, Series W Preferred Shares, and Series F Preferred Shares for the Initial Rate Period of such series on the Initial Dividend Payment Date of such series, and on each 7th day thereafter, and on shares of each of Series T Preferred Shares and Series TH Preferred Shares for the Initial Rate Period of such series on the Initial Dividend Payment Date of such series, and on each 28th day thereafter (each date being a "Dividend Payment Date"); provided, however, that:

               (i) if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day;

               (ii) notwithstanding this paragraph 2(d), the Trust in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Preferred Shares consisting of more than 7 Rate Period Days for Series M, Series W or Series F, or other than 28 Rate Period Days for Series T or Series TH; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day when determined (and if not a Business Day at the time of payment, the provisions of clause (i) above will apply) and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof;

               (iii) notwithstanding any provisions to the contrary in this paragraph 2(d), if the Trust establishes a Special Rate Period in respect of Series T Preferred Shares or Series TH Preferred Shares, the Trust may provide that following such Special Rate Period dividends shall be payable on shares of such series on every 28th day following the last Dividend Payment Date in respect of such Special Rate Period, each such date being a "Dividend Payment Date," in each case until such time as the Trust shall establish another Special Rate Period in respect of such series of Preferred Shares; and

               (iv) notwithstanding the above, if for any reason a Dividend Period for a series of Preferred Shares is scheduled to begin on the same day and end on the same day as a Dividend Period for another series of Preferred Shares, then the last day of such Dividend Period for the series of Preferred Shares designated by the Trust shall be the second Business Day next succeeding such scheduled day unless the Trust obtains the opinion of tax counsel referred to in this paragraph. Subject to the limitation in the next sentence, if for any reason a Dividend Payment Date cannot be fixed as described above, then the Trustees shall otherwise fix the Dividend Payment Date. In no event, however, may the Dividend Period of any series of Preferred Shares be co-extensive with any Dividend Period of any other series of Preferred Shares unless the Trust has received an opinion of tax counsel that having such co-extensive periods will not affect the deductibility, for federal income tax purposes, of dividends paid on the different series of Preferred Shares.

          (e)  DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

               (i) DIVIDEND RATES. The dividend rate on Preferred Shares of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the Initial Dividend Rate for such series. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an

          Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

                    (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below in paragraphs 2(e)(i)(B)-(D) or as provided for in paragraph 5 of Part II of this Section 12.1, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

                    (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph 2(f) of this Part I and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 300% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period (as though such Dividend Payment Date were an Auction Date for purposes of calculating the Reference Rate) by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph 2(f) of this Part I (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and multiplying the rate obtained by the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph 8(c) of this Part I of this Section 12.1, an amount computed by multiplying (x) 300% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date (as though such redemption date were an Auction Date for purposes of calculating the Reference Rate) by
               (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph 2(f) of this Part I (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and multiplying the rate obtained by the aggregate

               Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

                    (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph 2(f) of this Part I or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which
               (1) such Failure to Deposit is cured in accordance with paragraph 2(f) of this Part I and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's or Fitch is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the credit rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below Baa3 (if Moody's is rating the Preferred Shares) and below BBB- (if Fitch is rating the Preferred Shares); or

                    (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph 2(f) of this Part I or, in the event Moody's or Fitch is then rating such shares, the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the

               Reference Rate, the Reference Rate applicable to a Rate Period
               (x) consisting of more than 364 Rate Period Days and (y) commencing on the date on which the Rate Period during which such Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph 2(f) of this Part I and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's or Fitch is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the credit rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below Baa3 (if Moody's is rating the Preferred Shares) and below BBB- (if Fitch is rating the Preferred Shares)) (the rate per annum at which dividends are payable on shares of a series of Preferred Shares for any Rate Period thereof in accordance with this Section 12.1 being herein referred to as the "Applicable Rate" for shares of such series).

               (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 360; and multiplying the rate obtained by $25,000.

          (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of Preferred Shares shall have been cured with respect to any Rate Period of shares of such series if, within the respective time periods described in paragraph 2(e)(i) above, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph 8(c) of this Part I of this Section 12.1; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

          (g) DIVIDEND PAYMENTS BY TRUST TO AUCTION AGENT. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on each Dividend Payment Date for shares of a series of Preferred Shares, an aggregate amount of funds available on such Dividend Payment Date in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

          (h) AUCTION AGENT AS PAYING AGENT OF DIVIDEND PAYMENTS BY TRUST. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) or the Redemption Price shall be held in trust for the payment of such dividends (and any such Late Charge) or Redemption Price by the Auction Agent for the benefit of the Holders specified in paragraph 2(i) of this Part I of this Section 12.1. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Trust at the end of 90 days upon request from the date on which such moneys were so to have been applied.

          (i) DIVIDENDS PAID TO HOLDERS. Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.

          (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid on any date as may be fixed by the Trustees, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on the record date fixed by the Trustees, not exceeding 15 days preceding the payment date thereof.

3.   DESIGNATION OF SPECIAL RATE PERIODS.

          (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Trust may designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a "Special Rate Period" consisting of a specified number of Rate Period Days evenly divisible by 7 and not more than 1,820. A designation of a Special Rate Period with respect to any series of Preferred Shares shall be effective only if (A) notice thereof shall have been given in accordance with paragraph 3(c) and paragraph 3(d)(i) of this
     Part I, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragraph 8(c) of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent,
     (D) if such redemption is subject to one or more conditions precedent, each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption, (E) full cumulative dividends and any amounts due with respect to mandatory redemptions and optional redemptions shall have been paid in full or deposited with the Auction Agent, and (F) the Trust shall have obtained written confirmation from Moody's and Fitch, if Moody's and Fitch are then rating the Preferred Shares, and from any Substitute Rating Agency then rating the Preferred Shares that such proposed Special Rate Period will not impair the rating then assigned by Moody's, Fitch or such Substitute Rating Agency to the Preferred Shares.

          (b)  RESERVED.

          (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Trust proposes to designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period pursuant to paragraph 3(a) of this Part I, not less than 7 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be provided, by telephonic and written means, to the Auction Agent and each Broker-Dealer by the Trust. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof, and (B) that the Trust will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent and each Broker-Dealer) notify the Auction Agent and each Broker-Dealer of either
     (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

          (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph 3(c) of this Part I (or such later time or date, or both, as may be agreed to by the Auction Agent and each Broker-Dealer), the Trust shall deliver to the Auction Agent and each Broker-Dealer either:

               (i) a notice ("Notice of Special Rate Period") stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, and (D) whether the shares of a particular series of Preferred Shares will be subject to optional redemption during such Special Rate Period and, if so, the redemption premium, if any, required to be paid by the Trust in connection with such optional redemption, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period (which shall for these purposes be treated as a Valuation Date), Moody's Eligible Assets and Fitch Eligible Assets (if Moody's and Fitch are then rating the series in question) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day; or

               (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

          (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Trust fails to deliver either of the notices described in paragraphs 3(d)(i) and 3(d)(ii) of this Part I (and, in the case of the notice described in paragraph 3(d)(i) of this Part I, a Preferred Shares Basic Maintenance Report to the effect set forth in such paragraph (if either Moody's or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent and each Broker-Dealer), the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in paragraph 3(d)(ii) of this Part I. In the event the Trust delivers to the Auction Agent a notice described in paragraph 3(d)(i) of this Part I, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent a notice described in paragraph 3(d)(ii) of this Part I, the Trust will provide Moody's (if Moody's is then rating the series in question) and Fitch (if Fitch is then rating the series in question) with a copy of such notice.

4.   VOTING RIGHTS.

          (a) ONE VOTE PER SHARE OF PREFERRED SHARES. Except as otherwise provided herein or in the Declaration of Trust or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each share of Preferred Shares held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding preferred shares, including each share of the Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Trust held for the election of Trustees, the holders of outstanding preferred shares, including the Preferred Shares, represented in person or by proxy at said meeting shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect a number of Trustees such that, immediately following such meeting, two Trustees of the Trust shall have been elected exclusively by holders of outstanding preferred shares, including the Preferred Shares (whether at such meeting, at a prior meeting of the shareholders, or at such meeting or a prior meeting of the shareholders with respect to one such Trustee and at a separate prior meeting of the shareholders with respect to the other such Trustee), each Preferred Share entitling the holder thereof to one vote. Subject to paragraph 4(b) of this
     Part I, the holders of outstanding Common Shares and preferred shares, voting together as a single class, shall elect the balance of the Trustees.

          (b)  VOTING FOR ADDITIONAL TRUSTEES.

               (i) VOTING PERIOD. Except as otherwise provided in the Declaration of Trust or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including the Preferred Shares, would constitute a majority of the Trustees as so increased by such smallest number, and the holders of preferred shares, including the Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                      (A) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding preferred shares, including the Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                      (B) if at any time holders of preferred shares, including the Preferred Shares, are entitled under the 1940 Act to elect a majority of the Trustees of the Trust.

          A Voting Period shall terminate if and when neither of the conditions described in subparagraphs (b)(i)(A) and (b)(i)(B) is in effect. Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of preferred shares, including the Preferred Shares, upon the further occurrence of any of the events described in this subparagraph (b)(i).

               (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of preferred shares, including the Preferred Shares, to elect additional Trustees as described in paragraph 4(b)(i) of this Part I, the Trust shall so notify the Auction Agent and a special meeting of such holders shall be called by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if such special meeting is not called, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the Preferred Shares, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of Trustees prescribed in paragraph 4(b)(i) of this
          Part I on a one-vote-per-share basis.

               (iii) TERMS OF OFFICE OF EXISTING TRUSTEES. The terms of office of all persons who are Trustees of the Trust at the time of a special meeting of Holders and holders of other preferred shares to elect Trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent Trustees elected by the holders of the Common Shares and preferred shares, shall constitute the duly elected Trustees.

               (iv) TERMS OF OFFICE OF CERTAIN TRUSTEES TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph 4(b)(i) of this Part I shall automatically terminate, the remaining Trustees shall constitute the Trustees of the Trust and the voting rights of the Holders and such other holders to elect additional Trustees pursuant to paragraph 4(b)(i) of this Part I shall cease, subject to the provisions of the last sentence of paragraph 4(b)(i) of this Part I.

          (c)  HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS.

               (i) INCREASE IN CAPITALIZATION; VOLUNTARY PETITION FOR BANKRUPTCY. So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a "majority of the outstanding Preferred Shares" (unless a higher percentage is provided for herein or in the Declaration of Trust or by applicable law), in person or by proxy, either in writing or at a meeting, voting as a separate class, authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph 10(c)(ii) of this Part I, the Trustees, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of Preferred Shares or classes or series of other preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust if the Trust receives written confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such authorization, creation or issuance would not impair the rating then assigned by such Rating Agency to the Preferred Shares). To the extent any shareholder vote is required under the previous sentence of this paragraph 4(c)(i) of Part I, holders of Common Shares will have no rights with respect to such vote unless required by the Declaration of Trust or applicable law. So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a "majority of the outstanding Preferred Shares" (unless a higher percentage is provided for herein or in the Declaration of Trust or by applicable law), in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.

          For purposes of paragraph 4 of this Part I, "majority of the outstanding Preferred Shares" (or a series thereof) means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

          To the extent not prohibited by these Bylaws, the Declaration of Trust or applicable law, if any action with respect to which Holders of Preferred Shares are granted voting rights under paragraph 4 of this
          Part I (including without limitation paragraphs 4(c) and 4(d)) would adversely affect the rights of one or more series (the "Affected Series") of Preferred Shares in a manner different from any other series of Preferred Shares, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a "majority of outstanding shares" of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

               (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for herein or in the Declaration of Trust or by applicable law, (A) the affirmative vote of the Holders of at least a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940
          Act) adversely affecting such shares. The affirmative vote of the Holders of at least a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any action not described in the first sentence of this paragraph 4(c)(ii) requiring a vote of security holders of the Trust under section 13(a) of the 1940 Act. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.

          (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any provision of this Section 12.1 if such amendment, alteration or repeal would not adversely affect the preferences, rights or powers of the Holders of Preferred Shares expressly set forth in the Declaration of Trust or these Bylaws; provided, however, that the Trustees receive written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is then rating the Preferred Shares) or Fitch (such confirmation being required to be obtained only in the event that Fitch is then rating the Preferred Shares) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) to Preferred Shares. To the extent any shareholder vote is required under paragraph 4(d) of this Part I, (i) the affirmative vote of the Holders of at least a "majority of outstanding Preferred Shares" shall be required (unless a higher percentage is provided for herein or in the Declaration of Trust or by applicable law) and (ii) holders of Common Shares will have no rights unless required by the Declaration of Trust or applicable law.

     For purposes of the foregoing and paragraph 4(c) above, no matter shall be deemed adversely to affect any preference, right or power of a Holder of Preferred Shares unless such matter (a) adversely alters or abolishes any preferential right of the Preferred Shares; (b) creates, adversely alters or abolishes any right in respect of redemption of such shares; or (c) creates or adversely alters (other than to abolish) any restriction on transfer applicable to such shares.

     Notwithstanding the foregoing, the Trustees may, without the vote or consent of the Holders of the Preferred Shares, from time to time amend, alter or repeal any or all of the provisions of paragraph 10 of this Part I, as well as any or all of the definitions of the terms listed below (and any terms defined within, or related to, such definitions), and any such amendment, alteration or repeal will be deemed not to affect the preferences, rights or powers of the Preferred Shares or the Holders thereof, provided the Trustees receive written confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that any such amendment, alteration or repeal would not impair the ratings then assigned to the Preferred Shares by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares):

Applicable Percentage               Moody's Eligible Assets
Applicable Spread                   Moody's Hedging Transactions
Approved Foreign Nations            Moody's Industry Classifications
Auditor's Confirmation              Moody's Loan Category
Bank Loans                          1940 Act Cure Date
Brady Bonds                         1940 Act Preferred Shares Asset Coverage
Canadian Bonds                      PACs
Closing Transactions                Performing
CMOs                                Preferred Shares Basic Maintenance Amount
Corporate Debt Securities           Preferred Shares Basic Maintenance Cure Date
Deposit Securities                  Preferred Shares Basic Maintenance Report
Discounted Value                    Pricing Service
Exposure Period                     Reorganization Bonds
FFCB                                Senior Loans
FHLB                                Short Term Money Market Instruments
FHLB, FNMA and FFCB Debentures      Structured Notes
FHLMC                               TACs
Fitch Discount Factor               TRACERs
Fitch Eligible Assets               Tradable Credit Baskets
Fitch Hedging Transactions          Treasury Bill
Fitch Industry Classifications      Treasury Bonds
Fitch Loan Category                 Treasury Futures
FNMA                                Treasury Note
Foreign Bonds                       U.S. Government Securities
Forward Commitments                 U.S. Treasury Securities
GNMA                                U.S. Treasury Strips
Independent Accountant              Valuation Date
Market Value                        Volatility Factor
Maximum Rate
Moody's Discount Factor

          (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

          (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

          (g) VOTING FOR TRUSTEES SOLE REMEDY FOR TRUST'S FAILURE TO PAY DIVIDENDS. In the event that the Trust fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Trustees pursuant to the provisions of this paragraph 4.

          (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this
     Section 12.1, by provisions of the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote any Preferred Share and no Preferred Share shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph 8(c) of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Share held by the Trust or any Affiliate of the Trust (except for shares held by a Broker-Dealer that is an Affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

5.   1940 ACT PREFERRED SHARES ASSET COVERAGE.

     The Trust shall maintain, as of the last Business Day of each month in which any Preferred Shares are outstanding, the 1940 Act Preferred Shares Asset Coverage.

6.   PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

          (a) So long as Preferred Shares are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares) and Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares).

          (b) (i) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be.

               (ii) The Trust shall also deliver a Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if

          Fitch is then rating the Preferred Shares) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

          (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph 6(b) of this Part I relating to a Quarterly Valuation Date that occurs in March, the Trust shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares):

               (i) the mathematical accuracy of the calculations reflected in such Preferred Shares Basic Maintenance Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Trust during the quarter containing such Quarterly Valuation Date),

               (ii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Trust determined in accordance with this Section 12.1 whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Preferred Shares Basic Maintenance Report), Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount,

               (iii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Trust determined in accordance with this Section 12.1 whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Preferred Shares Basic Maintenance Report), Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount,

               (iv) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Trust determined whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Preferred Shares Basic Maintenance Report), met the Preferred Shares Basic Maintenance Amount in accordance with this Section 12.1,

               (v) with respect to the Fitch ratings on portfolio securities of the Trust (if Fitch is then rating the Preferred Shares), the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved in writing by Fitch (if Fitch is then rating the Preferred Shares), and the Independent Accountant shall provide a listing in its letter of any differences,

               (vi) with respect to the Moody's ratings on portfolio securities of the Trust (if Moody's is then rating the Preferred Shares), the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved in writing by Moody's (if Moody's is then rating the Preferred Shares), and the Independent Accountant shall provide a listing in its letter of any differences,

               (vii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) used for purposes of valuing securities in the Trust's portfolio, that the Independent Accountant has traced the price from the accounting records of the Trust to the price listed in such Preferred Shares Basic Maintenance Report and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences), and

               (viii) with respect to such confirmation to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that the Trust has satisfied the requirements of paragraph 10 of this Part I of Section 12.1

(such information is herein called the "Auditor's Confirmation").

          (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph 6(b)(i) of this Part I relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) an Auditor's Confirmation as to such Preferred Shares Basic Maintenance Report.

          (e) If any Auditor's Confirmation delivered pursuant to paragraph 6(c) or 6(d) of this Part I shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Auditor's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) or Fitch Eligible Assets (if Fitch is then rating the Preferred Shares), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Share) and Fitch (if Fitch is then rating the Preferred Shares) promptly following receipt by the Trust of such Auditor's Confirmation.

          (f) On or before 5:00 P.M., New York City time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within ten Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to deliver in writing to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) an Auditor's Confirmation as to such Preferred Shares Basic Maintenance Report.

          (g) On or before 5:00 P.M., New York City time, on the third Business Day after:

               (i)    the Trust shall have redeemed Common Shares, or

               (ii) whenever requested by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares),

the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.

7.   RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

          (a) DIVIDENDS ON SHARES OTHER THAN THE PREFERRED SHARES. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon a series of the Preferred Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with such series of the Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on such series of the Preferred Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on such series of the Preferred Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share on a series of the Preferred Shares shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

          (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT. The Trustees shall not declare any dividend (except a dividend payable in Common Shares or rights to purchase Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares (except in connection with the conversion of such Common Shares into or exchange of such Common Shares for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets on liquidation), unless in every such case the Trust maintains, at the time of any such declaration or purchase, the 1940 Act Preferred Shares Asset Coverage after deducting the amount of such dividend, distribution or purchase price, as the case may be.

          (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any Preferred Shares are outstanding, and except as set forth in paragraph 7(a) and paragraph 9(c) of this Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares (other than the Preferred Shares) of the Trust ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or

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     winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

8.   REDEMPTION.

          (a)  OPTIONAL REDEMPTION.

               (i) Subject to the provisions of subparagraph (v) of this paragraph 8(a), Preferred Shares of any series may be redeemed from time to time, at the option of the Trust, in whole or in part, on any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of Preferred Shares may not be redeemed in part if after such partial redemption fewer than 300 shares of such series would remain outstanding; (2) unless otherwise provided, shares of a series of Preferred Shares are redeemable by the Trust during the Initial Rate Period thereof only on the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph 8(a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph 8(a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein (the provisions set forth in clauses (2) and (3) being referred to herein as the "Special Redemption Provisions").

               (ii) A Notice of Special Rate Period relating to shares of a series of Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determine that such Special Redemption Provisions are in the best interest of the Trust.

               (iii) If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph 8(a), the number of shares of such series to be redeemed shall be determined by the

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          Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

               (iv) Subject to the provisions of subparagraph (v) of this paragraph 8(a), shares of any series of Preferred Shares may be redeemed, at the option of the Trust, in whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Index Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

               (v) The Trust may not on any date mail a Notice of Redemption pursuant to paragraph 8(c) of this Part I in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (1) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and (2) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equals the Preferred Shares Basic Maintenance Amount, and each would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. The Trust shall not be required to have available Deposit Securities as described in clause (1) of this subparagraph (v) in respect of a redemption of any series of Preferred Shares, in whole or in part, contemplated to be effected pursuant to paragraph 8(a) where such redemption is subject to the issuance of shares of any other series of preferred shares of beneficial interest of the Trust.

          (b) MANDATORY REDEMPTION. The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Trustees for redemption, certain of the Preferred Shares, if the Trust fails to have either Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) or Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the 1940 Act Preferred Shares Asset Coverage, in accordance with the requirements of the Rating Agency or Agencies then rating the Preferred Shares, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as

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     the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of:

               (i) the minimum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust's having Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred shares the redemption or retirement of which would have had such result, all Preferred Shares and other preferred shares then outstanding shall be redeemed), and

               (ii) the maximum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration of Trust and applicable law.

     In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred shares (and, then, pro rata among each series of Preferred Shares) subject to redemption or retirement.

The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of the Preferred Shares and other preferred shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those Preferred Shares and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph 8(b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

          (c) NOTICE OF REDEMPTION. If the Trust shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph 8(a) or 8(b) of this Part I, it shall mail a notice ("Notice of Redemption") with respect to such redemption by first-class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Trust

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     on the record date established by the Trustees. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state:

               (i)    the redemption date;

               (ii) the number of Preferred Shares to be redeemed and the series thereof;

               (iii)  the CUSIP number for shares of such series;

               (iv)   the Redemption Price;

               (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price;

               (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date;

               (vii) the Securities Depository publication date, which shall be reasonably acceptable to the Auction Agent; and

               (viii) the provisions of this paragraph 8 under which such redemption is made.

If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph 8(a) of this Part I that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

          (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs 8(a) or 8(b) of this Part I, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to Holders of all outstanding shares of such series. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration of Trust and applicable law, such redemption shall be

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     made as soon as practicable to the extent such funds become available.
     Failure to redeem Preferred Shares shall be deemed to exist at any time there is a Failure to Deposit with respect to a redemption specified in a Notice of Redemption.

          Notwithstanding the fact that the Trust may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

          (e) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY TRUST. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

          (f) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph 8(c) of this Part I, upon the deposit with the Auction Agent (not later than 12:00 noon, New York City time, on the date fixed for redemption thereby, in funds available on such date in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate (including without limitation voting rights), except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph 2(e)(i) of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of:

               (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date, and

               (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled.

Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of Preferred Shares so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled. The Trust shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

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          (g)  COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this paragraph 8, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, and shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

          (h) ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED. In the case of any redemption pursuant to this paragraph 8, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

9.   LIQUIDATION RIGHTS.

          (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

          (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared but excluding the interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph 9(b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

          (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Trust available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph 9(b) of this Part I, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

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          (d)  RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph 9(b) of this Part I, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

          (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all, or any portion of, the property or business of the Trust, nor the merger or consolidation of the Trust into or with any business trust or other entity nor the merger or consolidation of any business trust or other entity into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this paragraph 9.

10.  FUTURES AND OPTIONS TRANSACTIONS; FORWARD COMMITMENTS.

          (a) For so long as any shares of AMPS are rated by Moody's, the Trust may buy or sell futures contracts, may write, purchase or sell options, may enter into swaps, may engage in securities lending, and may engage in other derivatives transactions (collectively, "Moody's Hedging Transactions"), in each case without being required to receive written confirmation from Moody's to engage in such Moody's Hedging Transactions; provided, however, that Moody's Hedging Transactions are subject to the following limitations:

               (i) SECURITIES LENDING: The Trust may engage in securities lending in an amount not to exceed 15% of the Trust's total gross assets or such other percentage as the Trust and Moody's may agree. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Moody's Eligible Assets with the appropriate Moody's Discount Factor (for corporate debt securities in subsection (1) under the definition of Moody's Discount Factor above) applied to each such lent security. The obligation to return collateral for such securities lent shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. Moreover, the Trust may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these Bylaws in securities that otherwise would qualify as Moody's Eligible Assets. As collateral for securities lent, the Trust also may receive securities that otherwise would qualify as Moody's Eligible Assets. In either such event, to the extent that the securities lending collateral constitutes Moody's Eligible Assets, if the value of such collateral exceeds, whether due to appreciation or otherwise, the value of the securities lent, in each case after

                                     D-66
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          applying the appropriate Moody's Discount Factor, such excess shall be included as a Moody's Eligible Asset. Conversely, if the discounted value of such securities lending collateral is less than the discounted value of the securities lent, such difference shall be included as an obligation/liability of the Trust for purposes of calculating the Preferred Shares Basic Maintenance Amount.

               (ii) SWAPS (INCLUDING TOTAL RETURN SWAPS, INTEREST RATE SWAPS AND CREDIT DEFAULT SWAPS):

                      (A) Total return swaps are subject to the following provisions: Only the cumulative unsettled profit and loss from a total return swap transaction will be calculated when determining Moody's Eligible Assets. If the Trust has an unrealized gain from a swap transaction on a Valuation Date, the gain will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor on the counterparty to the swap transaction. If the Trust has an outstanding liability from a swap transaction on a Valuation Date, the Trust will subtract the outstanding liability from the total Moody's Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount;

                      (B) Swaps other than total return swaps and credit default swaps are subject to the following provisions: The Market Value of the position (positive or negative) will be included as a Moody's Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the outstanding shares of Preferred Shares without the written consent of Moody's. At the time a swap is executed, the Trust will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3;

                      (C) Credit default swaps are subject to the following provisions:

                           (I) For purposes of calculating Moody's Eligible Assets, the underlying securities subject to a credit default swap sold by the Trust will be subject to the applicable Moody's Discount Factor (for corporate debt securities in subsection (1) under the definition of Moody's Discount Factor above or other securities as applicable) for each security subject to the swap; and

                           (II) If the Trust purchases a credit default swap,
                      the Market Value of the credit default swap will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor (for corporate debt securities in subsection (1) under the definition of Moody's Discount Factor above) assessed based on the counterparty rating.

                                     D-67
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               (iii)  OTHER DERIVATIVES: If not otherwise provided for in
          (a)(i)-(ii) above, derivative instruments shall be treated as follows:
          Any derivative instruments will be valued pursuant to the Trust's valuation procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, if applicable, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the Preferred Shares Basic Maintenance Amount. Any derivative instrument with respect to which the Trust is owed payment on the Valuation Date that is not based upon an individual security or securities that are Moody's Eligible Assets will either have a mutually agreed upon valuation by Moody's and the Trust for purposes of determining Moody's Eligible Assets or will be excluded from Moody's Eligible Assets. Any derivative instrument with respect to which the Trust is owed payment on the Valuation Date that is based upon an individual security or securities that are Moody's Eligible Assets (e.g., a purchased call option on a bond that is in-the-money) will be valued as follows for purposes of determining Moody's Eligible Assets: (A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Trust will be reduced by applying the Moody's Discount Factor (as it would apply to the underlying security or securities) and then added to Moody's Eligible Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Trust will be (1) reduced as described in (A) and
          (2) further reduced by applying to the remaining amount the Moody's Discount Factor determined by reference to the credit rating of the derivative counterparty, with the remaining amount after these reductions then added to Moody's Eligible Assets.

               (iv) EXCHANGE-TRADED FUTURES, OPTION OR OPTION ON FUTURES CONTRACTS BASED ON AN INDEX: If the Trust purchases or sells any exchange-traded futures, option or option on futures contract based on an index, it is subject to the following limitations (transactions that are terminating contracts already held by the Trust at the time of such transactions are exempt from such limitations):

                      (A) For financial futures contracts based on an index, the total number of contracts held at any one time should not, without the written consent of Moody's, exceed 10% of the average open interest for the 30 days preceding the purchase of such transaction as reported by The Wall Street Journal or other respectable news source approved by Moody's;

                      (B) The Market Value of financial futures contracts based on an index are limited to 80% of Moody's Eligible Assets or 50% of the Trust's holdings, whichever is greater; and

                      (C) Financial futures contracts based on an index should be limited to clearinghouses that are rated no lower than A by Moody's (or, if

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               not rated by Moody's but rated by S&P or Fitch, rated A by S&P or
               Fitch).

               (v)    PROHIBITIONS: The Trust will not:

                      (A) Engage in options and futures transactions for leveraging or speculative purposes without the written consent of Moody's; or

                      (B) Write any call option or sell any financial futures contracts for the purpose of hedging an anticipated purchase of an asset without the written consent of Moody's.

               (vi) FORWARD COMMITMENTS: For so long as any Preferred Shares are rated by Moody's, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are otherwise permitted under this paragraph 10(a)), except that the Trust may enter into such contracts to purchase newly issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitations:

                      (A) The Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1, MIG-1, or Baa or higher by Moody's or, if not rated by Moody's, rated F-1 by Fitch, and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

                      (B) The Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

               (vii) DISCOUNTED VALUE OF FORWARD COMMITMENTS: For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.

          (b) For so long as any shares of AMPS are rated by Fitch, the Trust may buy or sell futures contracts, may write, purchase or sell options, may enter into swaps and may engage in securities lending, and may engage in other derivatives transactions

     (collectively, "Fitch Hedging Transactions"), in each case without being required to receive written confirmation from Fitch to engage in such transactions; provided, however, that Fitch Hedging Transactions are subject to the following limitations:

               (i) SECURITIES LENDING: The Trust may engage in securities lending in an amount not to exceed 15% of the Trust's total gross assets or such other percentage as the Trust and Fitch may agree. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor (for Corporate Debt Securities) applied to each such lent security. The obligation to return collateral for such securities lent shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. Moreover, the Trust may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these Bylaws in securities that otherwise would qualify as Fitch Eligible Assets. As collateral for securities lent, the Trust also may receive securities that otherwise would qualify as Fitch Eligible Assets. In either such event, to the extent that the securities lending collateral constitutes Fitch Eligible Assets, if the value of such collateral exceeds, whether due to appreciation or otherwise, the value of the securities lent, in each case after applying the appropriate Fitch Discount Factor, such excess shall be included as a Fitch Eligible Asset. Conversely, if the discounted value of such securities lending collateral is less than the discounted value of the securities lent, such difference shall be included as an obligation/liability of the Trust for purposes of calculating the Preferred Shares Basic Maintenance Amount.

               (ii) SWAPS (INCLUDING TOTAL RETURN SWAPS, INTEREST RATE SWAPS AND CREDIT DEFAULT SWAPS):

                      (A) Total return swaps are subject to the following provisions: Only the cumulative unsettled profit and loss from a total return swap transaction will be calculated when determining Fitch Eligible Assets. If the Trust has an unrealized gain from a swap transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. If the Trust has an outstanding liability from a swap transaction on a Valuation Date, the Trust will subtract the outstanding liability from the total Fitch Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount;

                      (B) Swaps other than total return swaps and credit default swaps are subject to the following provisions: The Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the outstanding shares of Preferred Shares without the written consent of Fitch. At the time a swap is executed, the Trust will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3;

                      (C) Credit default swaps are subject to the following provisions:

                           (I) For purposes of calculating Fitch Eligible Assets, the underlying securities subject to a credit default swap sold by the Trust will be subject to the applicable Fitch Discount Factor (for Corporate Debt Securities or other securities as applicable) for each security subject to the swap; and

                           (II) If the Trust purchases a credit default swap,
                      the Market Value of the credit default swap will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor (for Corporate Debt Securities) assessed based on the counterparty rating.

               (iii)  OTHER DERIVATIVES: If not otherwise provided for in
          (b)(i)-(ii) above, derivative instruments shall be treated as follows:
          Any derivative instruments will be valued pursuant to the Trust's valuation procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, if applicable, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the Preferred Shares Basic Maintenance Amount. Any derivative instrument with respect to which the Trust is owed payment on the Valuation Date that is not based upon an individual security or securities that are Fitch Eligible Assets will either have a mutually agreed upon valuation by Fitch and the Trust for purposes of determining Fitch Eligible Assets or will be excluded from Fitch Eligible Assets. Any derivative instrument with respect to which the Trust is owed payment on the Valuation Date that is based upon an individual security or securities that are Fitch Eligible Assets (e.g., a purchased call option on a bond that is in-the-money) will be valued as follows for purposes of determining Fitch Eligible Assets: (A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Trust will be reduced by applying the Fitch Discount Factor (as it would apply to the underlying security or securities) and then added to Fitch Eligible Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Trust will be (1) reduced as described in (A) and (2) further reduced by applying to the remaining amount the Fitch Discount Factor determined by reference to the credit rating of the derivative counterparty, with the remaining amount after these reductions then added to Fitch Eligible Assets.

               (iv) EXCHANGE-TRADED FUTURES, OPTION OR OPTION ON FUTURES CONTRACTS BASED ON AN INDEX: If the Trust purchases or sells any exchange-traded futures, option or option on futures contract based on an index, it is subject to the following limitations (transactions that are terminating contracts already held by the Trust at the time of such transactions are exempt from such limitations):

                      (A) For financial futures contracts based on an index, the total number of contracts held at any one time should not, without the written consent of Fitch, exceed 10% of the average open interest for the 30 days preceding the purchase of such transaction as reported by The Wall Street Journal or other respectable news source approved by Fitch;

                      (B) The Market Value of financial futures contracts based on an index are limited to 80% of Fitch Eligible Assets or 50% of the Trust's holdings, whichever is greater; and

                      (C) Financial futures contracts based on an index should be limited to clearinghouses that are rated no lower than A by Fitch (or, if not rated by Fitch but rated by S&P or Moody's, rated A by S&P or Moody's).

               (v)    PROHIBITIONS: The Trust will not:

                      (A) Engage in options and futures transactions for leveraging or speculative purposes without the written consent of Fitch; or

                      (B) Write any call option or sell any financial futures contracts for the purpose of hedging an anticipated purchase of an asset without the written consent of Fitch.

               (vi) FORWARD COMMITMENTS: For so long as any Preferred Shares are rated by Fitch, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Fitch Hedging Transactions that are otherwise permitted under this paragraph 10(b)), except that the Trust may enter into Forward Commitments, subject to the following limitations:

                      (A) The Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated F-1 by Fitch or, if not rated by Fitch, rated P-1, MTG-1, MIG-1, or Baa or higher by Moody's, and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

                      (B) The Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

               (vii) DISCOUNTED VALUE OF FORWARD COMMITMENTS: For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.

          (c) For so long as any Preferred Shares are outstanding and Moody's or Fitch is, or both are, rating such shares, the Trust will not, unless it has received written confirmation from Moody's or Fitch or both, as applicable, that any such action would not impair the rating then assigned by such Rating Agency to such shares, engage in any one or more of the following transactions:

               (i) borrow money, except that the Trust may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if:

                      (A) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing, and

                      (B)  such borrowing:

                           (I) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed; or

                           (II) is for "temporary purposes," is evidenced by a
                      promissory note or other evidence of indebtedness and is in an amount not exceeding 5% of the value of the total assets of the Trust at the time of the borrowing (for purposes of the foregoing, "temporary purposes" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed);

               (ii) except as provided in paragraph 4 of this Part I, issue additional shares of any series of Preferred Shares or any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolutions, liquidation or winding up of the Trust, or reissue any Preferred Shares previously purchased or redeemed by the Trust;

               (iii)  engage in any short sales of securities;

               (iv) merge or consolidate into or with any other corporation or entity; or

               (v)    change the Pricing Service.

11.  MISCELLANEOUS.

          (a) AMENDMENT OF THIS SECTION TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph 10(c)(ii) of this Part I, the Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Section 12.1 or required by applicable law), amend this
     Section 12.1 to (1) reflect any amendments hereto which the Trustees are entitled to adopt pursuant to the terms of this Section 12.1 without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this Section 12.1.

          (b) NO FRACTIONAL SHARES. No fractional shares of Preferred Shares shall be issued.

          (c) STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE TRUST. Preferred Shares which are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued preferred shares without designation as to series.

          (d) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Trustees may interpret or adjust the provisions of this
     Section 12.1 to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Section 12.1 with respect to any series of Preferred Shares prior to the issuance of shares of such series.

          (e)  HEADING NOT DETERMINATIVE. The headings contained in this Section
     12.1 are for convenience of reference only and shall not affect the meaning or interpretation of this Section 12.1.

          (f) NOTICES. All notices or communications, unless otherwise specified in these Bylaws, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                                    PART II.

1.   ORDERS.

          (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

               (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                      (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                      (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                      (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

and

               (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith, for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or
(ii) of this paragraph 1(a) is hereinafter referred to as an "Order" and collectively as "Orders," and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

          (b)  (i)    A Bid by a Beneficial Owner or an Existing Holder of
     shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                      (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                      (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph 4(a) of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                      (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph 4(b) of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

          (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

               (A) the number of Outstanding shares of such series specified in such Sell Order; or

               (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph 4(b) of this
          Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph 2(c) of this
          Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of paragraph 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

          (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

               (A) the number of outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

               (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph 4(a) of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

          (c) No Order for any number of Preferred Shares other than whole shares shall be valid.

2.   SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

          (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

               (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

               (ii) the aggregate number of shares of such series that are the subject of such Order;

               (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                      (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

                      (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                      (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

               (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

          (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

          (c) If an Order or Orders covering all of the outstanding Preferred Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 91 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

          (d) If one or more Orders of an Existing Holder are submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

               (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

               (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause
          (i) above;

                      (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                      (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                      (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

               (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

          (e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid, with the rate and number of shares therein specified.

          (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

          (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

               (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

               (ii) from the Submitted Orders for shares of such series whether:

                      (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

               exceeds or is equal to the sum of:

                      (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

                      (C) the number of Outstanding shares of such series subject to Submitted Sell Orders

          (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

               (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                      (A) (I) each such Submitted Bid of Existing Holders specifying the Winning Bid Rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                      (B) (I) each such Submitted Bid of Potential Holders specifying the Winning Bid Rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

          would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

          (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph 3(a) of this Part II, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

               (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

               (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to

          Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

               (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Rate Period next succeeding the Auction shall automatically be the same length as the immediately preceding Rate Period and the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be 90% of the applicable Reference Rate.

4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

     Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph 3(a) of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

          (a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs 4(d) and 4(e) of this Part II, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

               (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

               (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

               (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

               (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") equal to the excess of the Available Preferred Shares of such series over the number of Preferred Shares

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          subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph 4(a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

               (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph 4(a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

          (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph 4(d) of this Part II, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

               (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

               (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

               (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the

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          shares of such series subject to such Submitted Bid or Submitted Sell
          Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

          (c) If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

          (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph 4(a) or clause (iii) of paragraph 4(b) of this Part II, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

          (e) If, as a result of the procedures described in clause (v) of paragraph 4(a) of this Part II, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole shares of Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

          (f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred

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     Shares that have been made in respect of Potential Holders' or Potential
     Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

          (g) Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5.   FORCE MAJEURE.

          (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Rate Period shall be the Applicable Rate determined on the previous Auction Date.

          (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the dividend payable on such date cannot be paid for any such reason, then:

               (i) The Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Trust and the Auction Agent are able to cause the dividend to be paid using commercially reasonable best efforts;

               (ii) The affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

               (iii) The next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

6.   AUCTION AGENT.

     For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other institution independent of the Trust and its affiliates (which, however, may engage or have engaged in business transactions with the Trust or its affiliates), and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction

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Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Trustees shall attempt to appoint another qualified commercial bank, trust company or institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of Preferred Shares and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

7.   TRANSFER OF PREFERRED SHARES.

     Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this paragraph 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

8.   GLOBAL CERTIFICATE.

     Prior to the commencement of a Voting Period, (i) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

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